As filed with the Securities and Exchange Commission on February 28, 2003
                                                FILE NOS.  33-82366, 811-08690
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  [X]


         Pre-Effective Amendment No.                                     [ ]
                                     ----

         Post-Effective Amendment No.  25                                [X]
                                      ----

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          [X]


         Amendment No.  27                                               [X]
                       ----
                                 DLB FUND GROUP
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               (Exact name of registrant as specified in charter)

                               One Memorial Drive
                               Cambridge, MA 02142
                    (Address of principal executive offices)
                  Registrant's telephone number: (617) 225-3800

--------------------------------------------------------------------------------
                     (Name and address of agent for service)

                                 With a copy to:

   John E. Deitelbaum, Counsel                       Megan Moynihan, Esq.
   David L. Babson & Company Inc.                    Ropes & Gray
   One Memorial Drive                                One International Place
   Cambridge, MA  02142                              Boston, MA  02110
--------------------------------------------------------------------------------

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective:
/ /  Immediately upon filing pursuant to paragraph (b)
/X/  On March 1, 2003, pursuant to paragraph (b)
/ /  60 days after filing, pursuant to paragraph (a)(1)
/ /  On ____, pursuant to paragraph (a) (1)
/ /  75 days after filing, pursuant to paragraph (a) (2)
/ /  On ____, pursuant to paragraph (a) (2) of Rule 485.

================================================================================

                               THE DLB FUND GROUP

This Prospectus offers shares of the following Funds:

o  DLB FIXED INCOME FUND
   seeks to achieve a high level of current income consistent with preservation of capital through investment in a portfolio of fixed income securities.

o  DLB HIGH YIELD FUND
   seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities.

o  DLB VALUE FUND
   seeks long-term capital appreciation primarily through investment in a portfolio of common stocks of established companies.

o  DLB CORE GROWTH FUND
   seeks long-term capital and income growth through investment primarily in common stocks. Current yield is secondary to the long-term growth objective.


o  DLB ENHANCED INDEX CORE EQUITY FUND
   seeks to outperform the total return performance of its benchmark index (the S&P 500(R) Index), while maintaining risk characteristics similar to those of the benchmark.


o  DLB ENHANCED INDEX GROWTH FUND
   seeks to outperform the total return performance of its benchmark index (the Russell 1000 Growth Index), while maintaining risk characteristics similar to those of the benchmark.

o  DLB ENHANCED INDEX VALUE FUND
   seeks to outperform the total return performance of its benchmark index (the Russell 1000 Value Index), while maintaining risk characteristics similar to those of the benchmark.


o  DLB SMALL COMPANY OPPORTUNITIES FUND
   seeks long-term capital appreciation through investment primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the Fund's investment manager to be realistically valued.

o  DLB SMALL CAPITALIZATION VALUE FUND
   seeks long-term capital appreciation primarily through investment in small to medium-size companies.


o  DLB INTERNATIONAL FUND
   seeks long-term growth of capital through investment primarily in equity securities of foreign companies. Income is an incidental consideration.

o  DLB EMERGING MARKETS FUND
   seeks long-term growth of capital primarily through equity investments that will generally be concentrated in what the Fund's investment subadvisor considers to be the developing markets around the world.


David L. Babson & Company Inc. (the "Manager") is the investment manager for each of the Funds.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THE FUNDS OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY STATEMENT TO THE CONTRARY IS A CRIME.


                                   PROSPECTUS
                                 March 1, 2003

TABLE OF CONTENTS


        ABOUT THE FUNDS                                                       1
                DLB Fixed Income Fund                                         1
                DLB High Yield Fund                                           5
                DLB Value Fund                                                9
                DLB Core Growth Fund                                         12
                DLB Enhanced Index Core Equity Fund                          15
                DLB Enhanced Index Growth Fund                               18
                DLB Enhanced Index Value Fund                                21
                DLB Small Company Opportunities Fund                         24
                DLB Small Capitalization Value Fund                          28
                DLB International Fund                                       31
                DLB Emerging Markets Fund                                    36


        DESCRIPTIONS OF PRINCIPAL INVESTMENT RISKS                           40

        TEMPORARY DEFENSIVE POSITIONS                                        47

        HOW THE FUNDS ARE MANAGED                                            48
                The Manager                                                  48
                The Subadvisor                                               48
                Investment Advisory Fees                                     48
                Portfolio Managers                                           49
                Certain Performance Information Related to Other Accounts    50

        INVESTING IN THE FUNDS                                               53
                How to Open an Account                                       53
                How to Purchase Shares                                       53
                How to Sell Shares                                           55
                How Share Price is Determined                                56
                Distribution and Service (Rule 12b-1) Plans                  56
                Principal Underwriter                                        57

        DISTRIBUTIONS                                                        57

        TAXES                                                                58

        FINANCIAL HIGHLIGHTS                                                 59

        APPENDIX A                                                           71
                Additional Investment Policies and Risk Considerations       71

        APPENDIX B                                                           74
                Description of Bond Ratings assigned by Standard & Poor's    74
                and Moody's Investors Service

ABOUT THE FUNDS
DLB FIXED INCOME FUND

                              INVESTMENT OBJECTIVE

The investment objective of the DLB Fixed Income Fund (the "Fixed Income Fund") is to achieve a high level of current income consistent with preservation of capital through investment in a portfolio of fixed income securities.

                        PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fixed Income Fund will invest substantially all (but no less than 80%) of its net assets in fixed income securities.

MARKET SECTORS: The Fixed Income Fund invests primarily in publicly traded, domestic fixed income securities, including U.S. Treasury and agency obligations, mortgage- and asset-backed securities, U.S. dollar-denominated bonds of foreign issuers and corporate debt securities. The Fund may invest in other fixed income securities, such as Rule 144A private placements and collateralized mortgage obligations.

MATURITY & DURATION: The Fixed Income Fund generally will have a duration ranging from 3.5 to 7 years. (The Fund's portfolio "duration" is the average of the periods remaining for payments of principal and interest on the Fund's debt securities, weighted by the dollar amount of each payment.) The Fund generally will have an average dollar weighted portfolio maturity ranging from 5 to 12 years, taking into account the average life of mortgage and asset-backed securities. The Fund's portfolio may include securities with maturities and durations outside these ranges, and such ranges may change from time to time.

PORTFOLIO QUALITY: The Fixed Income Fund will invest primarily in investment grade fixed income securities. An investment grade security is any security that is rated investment grade at the time of purchase (i.e., at least Baa3 as determined by Moody's Investors Service or BBB-as determined by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.) or an unrated security that the Manager determines to be of comparable quality. See Appendix B for a description of bond ratings.

SECTOR ALLOCATION: The Manager allocates the Fixed Income Fund's assets among the wide array of market sectors noted above based on its assessment of the relative value among the sectors.


SECURITY SELECTION: In picking individual fixed income securities of non-governmental issuers, the Manager prefers companies that possess one or more of the following characteristics:

o  Market share leader
o  Established management team
o  Strong discretionary cash flow
o  Favorable capital structure
o  Stable to growing earnings
o  High levels of tangible fixed assets
o  Conservative accounting

When picking individual securities, the Manager will also use economic analysis, examine interest rate trends and supply and demand trends, and analyze standard financial ratios for companies under consideration as compared to securities with similar ratings and in similar industries.

                           PRINCIPAL INVESTMENT RISKS


There is no guarantee that the Fixed Income Fund will achieve its objective, and you could lose money on your investment. Furthermore, the Manager, despite using various investment and risk analysis techniques, may not achieve the results expected from an investment in the Fund.

The Fixed Income Fund is subject to several risks, any of which could cause you to lose money. These include:

INTEREST RATE RISK: When interest rates rise, the value of fixed income securities in the Fund's portfolio will generally fall. This risk is greater for securities and portfolios with longer maturities or durations.

CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not pay (or will be perceived as less able or unlikely to pay) interest and principal when due. The value of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, a rating agency downgrades the issuer's credit rating, or other news affects the market's perception of the issuer's credit risk. Credit risk is higher for corporate debt than for U.S. government debt and is higher still for lower quality and sovereign debt issues.

MARKET RISK: This is the risk that the price of a security or securities held by the Fund will fall due to changing economic, political or market conditions.

MANAGEMENT RISK: This is the risk that the Fund will underperform other funds with similar investment objectives due to poor investment decisions by the Manager.

COMPANY RISK: Prices of securities react to the economic condition of the issuer. The Fund's investments in an issuer may rise and fall based on factors such as the issuer's actual and anticipated earnings, changes in management, and the potential for takeovers and acquisitions.

MORTGAGE- AND ASSET-BACKED SECURITIES RISK: A mortgage-backed security matures when all mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall. When interest rates fall, prepayments on mortgage loans increase. An increased rate of prepayments on the Fund's mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed income securities when interest rates fall. When interest rates rise, prepayments on mortgage loans are more likely to decrease. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than the prices of other fixed income securities when interest rates rise. Asset-backed securities not only have prepayment risks similar to mortgage-backed securities, but also have additional risks relating to the collateral securing the contracts.

LIQUIDITY RISK: Certain securities may be difficult to value or purchase or sell in a timely manner at a satisfactory price because of inadequate supply or demand. Securities that involve substantial interest rate risk or credit risk, such as lower rated fixed income securities, often involve greater liquidity risk. Liquidity risk also tends to increase to the extent that the Fund invests in smaller issues or unregistered or restricted securities, such as Rule 144A securities.

NON-DIVERSIFICATION RISK: Because the Fund may invest its assets in a small number of issuers, the Fund is more susceptible than a diversified fund to any economic, political or regulatory event adversely affecting a particular issuer.

FOREIGN ISSUER RISK: The securities of foreign issuers can be less liquid and more volatile than those of U.S. issuers due to increased risk of adverse issuer, political, regulatory, market or economic developments.

You will find a discussion of these and other risks in the section entitled "Descriptions of Principal Investment Risks," beginning on page 40.

                                Past Performance

The bar chart below provides some indication of the risks of investing in the Fixed Income Fund by showing you how the Fund's performance, measured in terms of the total return for each full calendar year since the Fund's inception, has varied from year to year. The table following the bar chart compares the Fund's average annual total returns over time to those of a broad-based securities market index. AS WITH ALL MUTUAL FUNDS, PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT A PREDICTION OF FUTURE PERFORMANCE.


                            [BAR CHART APPEARS HERE]

     3.71%     9.02%     8.04%    -1.61%    10.71%     7.25%     7.19%
     -----------------------------------------------------------------
     1996      1997      1998      1999      2000      2001      2002

     Best Quarter: 3rd Quarter 2001, 4.07%
     Worst Quarter: 2nd Quarter 1999, -1.33%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
                    For the periods ended December 31, 2002*
--------------------------------------------------------------------------------
                                                              Since
                                                            Inception
                                      1 Year     5 Years     7/25/95
--------------------------------------------------------------------------------
FIXED INCOME FUND

Return Before Taxes                    7.19%      6.23%       6.77%

Return After Taxes on                  4.93%      3.78%       4.42%
  Distributions

Return After Taxes on                  4.36%      3.76%       4.27%
  Distributions and Sale of
  Fund Shares

Lehman Brothers Aggregate             10.25%      7.55%       7.78%
  Bond Index**
--------------------------------------------------------------------------------

* After tax returns shown in the table are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

** Performance returns for the index do not reflect the deduction of expenses, fees or taxes.

The LEHMAN BROTHERS AGGREGATE BOND INDEX, a broad-based index composed of securities from the Lehman Brothers Government/ Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index, includes securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $150 million.

Both the chart and table assume reinvestment of dividends and distributions. The performance results in the chart and table reflect the effects of voluntary expense limitations in effect during the relevant periods. Without these limitations, the Fund's returns would have been lower.

                              EXPENSE INFORMATION

As an investor, you pay certain fees and expenses in connection with your investment. The table shown below describes the fees and expenses that you may pay if you buy and hold shares of the Fixed Income Fund.

ANNUAL FUND OPERATING EXPENSES EXPRESSED
AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
(Expenses that are deducted from Fund assets)

   Management Fees                                0.40%
   Distribution and Service (12b-1) Fees (1)       None
   Other Expenses (2)                             0.58%
                                                  -----
   Total Annual Fund Operating Expenses           0.98%
   Fee Waiver                                    (0.43%)
                                                  -----
   Net Expenses (3)                               0.55%
                                                  =====

(1) The Fund has adopted (but not implemented) a distribution and service plan pursuant to Rule 12b-1 that permits payments by the Fund at an annual rate of up to 0.50% of the Fund's average daily net assets. See "Investing in the Funds-- Distribution and Service (Rule 12b-1) Plans."

(2) "Other Expenses" include accounting and audit fees, administrative fees, custodian fees, transfer agent fees, legal fees, registration fees, printing fees and fees paid to The DLB Fund Group's independent Trustees.

(3) The Manager has contractually agreed with the Fund to bear certain expenses for the current fiscal year to the extent that the Fund's Total Annual Fund Operating Expenses--other than brokerage commissions, hedging transaction fees and other investment related costs, extraordinary, non-recurring and certain other unusual expenses, such as litigation and other extraordinary legal expenses, securities lending fees and expenses, and transfer taxes--would otherwise exceed the percentage of the Fund's average daily net assets noted in the bottom line of the table. The Manager's expense agreement with the Fund is in effect through February 29, 2004, and will automatically continue for successive one-year periods unless either The DLB Fund Group or the Manager terminates the agreement by giving six months' written notice to the other party.

EXAMPLES
These examples are intended to help you compare the cost of investing in the Fixed Income Fund with the cost of investing in other mutual funds.

The examples assume that you invest $10,000 in the Fixed Income Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same, except that the expense reimbursement is reflected only for the first year of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

              1 YEAR      3 YEARS      5 YEARS      10 YEARS
               $56         $269         $500         $1,162

Since the Fixed Income Fund does not impose any redemption fees, the figures shown would be the same whether or not you redeemed your shares at the end of each period.

DLB HIGH YIELD FUND

                              INVESTMENT OBJECTIVE

The investment objective of the DLB High Yield Fund (the "High Yield Fund") is to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the High Yield Fund will invest at least 80% of its net assets in lower rated fixed income securities, which are commonly known as "junk bonds."

MARKET SECTORS: The High Yield Fund invests primarily in high yield (i.e., lower rated) U.S. fixed income securities (junk bonds), including Rule 144A private placements. The Fund may also invest in, among other things, convertible securities, preferred stocks, warrants, bank borrowings and other fixed income securities.

MATURITY: Under normal market conditions, the High Yield Fund will have an average dollarweighted portfolio maturity ranging from 4 to 10 years. The Fund's portfolio may include securities with maturities outside this range, and such ranges may change from time to time.

PORTFOLIO QUALITY: As stated above, the High Yield Fund will invest at least 80% of its net assets in lower rated fixed income securities. These securities are considered below investment grade and are commonly known as junk bonds. A lower rated fixed income security is a security that, at the time the Fund acquires the security, is not rated in one of the top four rating categories by either Moody's Investors Service or Standard & Poor's, or is an unrated security that the Manager determines to be of comparable quality. Thus, a lower rated fixed income security will be rated below Baa3 by Moody's Investor's Service or below BBB- by Standard & Poor's, or will be an unrated security that the Manager determines to be of comparable quality. See Appendix B for a description of bond ratings.

SECURITY SELECTION: The Manager employs a bottom-up, fundamental approach to its credit analysis which focuses first on a specific issuer's financial strength, among other things, before considering either trends or macro economic factors. The Manager prefers companies that possess one or more of the following characteristics:

o  Strong business position
o  Ability to generate free cash flow to repay debt
o  Favorable capital structure
o  High level of fixed assets
o  Conservative accounting
o  Respected management or equity sponsor

The High Yield Fund is designed to be an investment vehicle for that part of your capital which can appropriately be exposed to above-average risk.

                           PRINCIPAL INVESTMENT RISKS

There is no guarantee that the High Yield Fund will achieve its objective, and you could lose money on your investment. Furthermore, the Manager, despite using various investment and risk analysis techniques, may not achieve the results expected from an investment in the Fund.

The High Yield Fund is subject to several risks, any of which could cause you to lose money. These include:

CREDIT RISK: Credit risk is the risk that issuers of a fixed income security will not pay (or will be perceived as less able or unlikely to pay) interest and principal when due. The value of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, a rating agency downgrades the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. (See Lower-Rated Fixed

Income Securities Risk.) This credit risk is higher for corporate debt than for U.S. government debt and is higher still for junk bonds and sovereign debt issues. Because the Fund invests mainly in junk bonds, this risk is heightened for the Fund.

LOWER-RATED FIXED INCOME SECURITIES RISK: Lower-rated fixed income securities ("junk bonds") are subject to a substantially higher degree of credit risk than investment-grade bonds. During recessions and periods of broad market decline, a high percentage of issuers of junk bonds may default on payments of principal and interest, and junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price. The value of a junk bond may, therefore, decline drastically due to bad news about the issuer or the economy in general. Because this Fund invests mainly in junk bonds, investors should carefully consider the risks associated with an investment in the Fund.

INTEREST RATE RISK: When interest rates rise, the value of fixed income securities in the Fund's portfolio will generally fall. This risk is greater for securities and portfolios with longer maturities or durations.

MARKET RISK: This is the risk that the price of a security or securities held by the Fund will fall due to changing economic, political or market conditions.

LIQUIDITY RISK: Certain securities may be difficult to value or purchase or sell in a timely manner at a satisfactory price because of inadequate supply or demand. Securities that involve substantial interest rate risk or credit risk, such as lower rated fixed income securities, often involve greater liquidity risk. Liquidity risk also tends to increase to the extent that the Fund invests in smaller issues or unregistered or restricted securities, such as Rule 144A securities.

MANAGEMENT RISK: This is the risk that the Fund will underperform other funds with similar investment objectives due to poor investment decisions by the Manager.

COMPANY RISK: Prices of securities react to the economic condition of the issuer. The Fund's investments in an issuer may rise and fall based on factors such as the issuer's actual and anticipated earnings, changes in management, and the potential for takeovers and acquisitions. This risk is greater for small companies, which tend to be more vulnerable to adverse developments.

CONVERTIBLE SECURITIES/PREFERRED STOCK RISK: This is the risk that the price of one or more of the Fund's investments in convertible securities or preferred stock will fall, or will fail to appreciate as expected by the Manager. Due to the conversion feature, convertible securities generally yield less than non-convertible fixed income securities of similar credit quality and maturity. The Fund also may be required to convert a convertible security into its underlying equity security when the value of the underlying equity security has declined substantially. Likewise, preferred stock may be more volatile than other types of securities, and the value of preferred stock may be adversely affected by changes in interest rates.

NON-DIVERSIFICATION RISK: Because the Fund may invest its assets in a small number of issuers, the Fund is more susceptible than a diversified fund to any economic, political or regulatory event adversely affecting a particular issuer.

You will find a discussion of these and other risks in the section entitled "Descriptions of Principal Investment Risks," beginning on page 40.

                                PAST PERFORMANCE

The bar chart below provides some indication of the risks of investing in the High Yield Fund by showing you how the Fund's performance, measured in terms of the total return for each full calendar year since its inception, has varied from year to year. The table following the bar chart compares the Fund's average annual total returns over time to those of a broad-based securities market index. AS WITH ALL MUTUAL FUNDS, PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT A PREDICTION OF FUTURE PERFORMANCE.


                            [BAR CHART APPEARS HERE]

                                1.71%     4.53%
                                ---------------
                                2001      2002

    Best Quarter: 4th Quarter 2002, 6.32%
    Worst Quarter: 2nd Quarter 2001, -3.03%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
                    For the periods ended December 31, 2002*
--------------------------------------------------------------------------------
                                                                    Since
                                                                  Inception
                                                    1 Year         9/05/00
--------------------------------------------------------------------------------
HIGH YIELD FUND

Return Before Taxes                                  4.53%          2.21%

Return After Taxes on Distributions                  1.38%         -1.07%

Return After Taxes on Distributions                  2.72%          0.14%
and Sale of Fund Shares

Lehman Brothers U.S. Corporate                      -1.41%         -1.17%
High Yield Index**
--------------------------------------------------------------------------------

* After tax returns shown in the table are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

** Performance returns for the index do not reflect the deduction of expenses, fees or taxes.

The LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX is an unmanaged index that includes fixed income securities having a maximum quality range of Ba1 (as determined by Moody's Investor Sources), a minimum current outstanding of $100 million and at least 1 year to maturity.

Both the chart and the table assume reinvestment of dividends and distributions. The performance results in the chart and table reflect the effects of voluntary expense limitations in effect during the relevant periods. Without these limitations, the Fund's returns would have been lower.

                              EXPENSE INFORMATION

As an investor, you pay certain fees and expenses in connection with your investment. The table shown below describes the fees and expenses that you may pay if you buy and hold shares of the High Yield Fund.

ANNUAL FUND OPERATING EXPENSES EXPRESSED
AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
(Expenses that are deducted from Fund assets)

    Management Fees                                 0.50%
    Distribution and Service (12b-1) Fees (1)       None
    Other Expenses (2)                              0.54%
                                                    -----
    Total Annual Fund Operating Expenses            1.04%
    Fee Waiver                                     (0.29%)
                                                    -----
    Net Expenses (3)                                0.75%
                                                    =====

(1) The Fund has adopted (but not implemented) a distribution and service plan pursuant to Rule 12b-1 that permits payments by the Fund at an annual rate of up to 0.50% of the Fund's average daily net assets. See "Investing in the Funds- Distribution and Service (12b-1) Plan."

(2) "Other Expenses" include accounting and audit fees, administrative fees, custodian fees, transfer agent fees, legal fees, registration fees, printing fees and fees paid to The DLB Fund Group's independent Trustees.

(3) The Manager has contractually agreed with the Fund to bear certain expenses for the current fiscal year to the extent that the Fund's Total Annual Fund Operating Expenses-other than brokerage commissions, hedging transaction fees and other investment related costs, extraordinary, non-recurring and certain other unusual expenses, such as litigation and other extraordinary legal expenses, securities lending fees and expenses, and transfer taxes-would otherwise exceed the percentage of the Fund's average daily net assets noted in the bottom line of the table. The Manager's expense agreement with the Fund is in effect through February 29, 2004, and will automatically continue for successive one-year periods unless either The DLB Fund Group or the Manager terminates the agreement by giving six months' written notice to the other party.

EXAMPLES
These examples are intended to help you compare the cost of investing in the High Yield Fund with the cost of investing in other mutual funds.

The examples assume that you invest $10,000 in the High Yield Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same, except that the expense reimbursement is reflected only for the first year of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                      $77      $302      $546     $1,245

Since the High Yield Fund does not impose any redemption fees, the figures shown would be the same whether or not you redeemed your shares at the end of each period.

DLB VALUE FUND

                              INVESTMENT OBJECTIVE

The investment objective of the DLB Value Fund (the "Value Fund") is long-term capital appreciation primarily through investment in a portfolio of common stocks of established companies.

                         PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Value Fund invests primarily in common stocks of established companies believed by the Manager to be undervalued. Ordinarily, these will be medium- and large-size companies with market capitalizations of $5 billion or greater, although the Fund may invest in companies with market capitalizations at the time of purchase as low as $1 billion. Securities purchased by the Fund ordinarily are listed on national securities exchanges or on the NASDAQ.

The Manager will select securities for investment based on its assessment of whether the securities are likely to provide favorable capital appreciation over the long term. The Manager will invest in common stocks of companies with an earnings and dividend ranking of "B-" or better by Standard & Poor's, or a financial strength rating of "B" or better by Value Line, measured at the time of initial investment. (For a description of these ratings, see "Appendix-Description of Stock Ratings" in the Fund's Statement of Additional Information.) The Value Fund may continue to hold, and even increase its investment in, securities that drop below these ratings after their initial purchase by the Fund.

When investing the Value Fund's assets, the Manager strongly considers common stocks whose current prices do not adequately reflect, in its opinion, the true value of the underlying company in relation to earnings, dividends and/or assets. To find suitable investments, the Manager screens a broad universe of potential stocks using quantitative measures of valuation and earnings growth. After identifying inexpensive securities (determined on a relative, rather than an absolute, basis) that show signs of financial strength, the Manager concentrates on basic valuation measures, including price-toearnings ratios, price-to-book ratios and current yields, to further narrow the field. The Manager then makes decisions using fundamental analysis, emphasizing an issuer's historic financial performance, balance sheet strength, management capability and competitive position. In addition, the Manager may employ company visits and interviews with competitors and suppliers.

The Value Fund's valuation characteristics are expected, under normal circumstances, to be more favorable than those of the S&P 500(R) Index (i.e., lower price-to-earnings ratio, lower price-to-book ratio and higher gross yields).

                           PRINCIPAL INVESTMENT RISKS

There is no guarantee that the Value Fund will achieve its objective, and you could lose money on your investment. Furthermore, the Manager, despite using various investment and risk analysis techniques, may not achieve the results expected from an investment in the Fund.

The Value Fund is subject to several risks, any of which could cause you to lose money. These include:

MARKET RISK: This is the risk that the price of a security or securities held by the Fund will fall due to changing economic, political or market conditions.

EQUITY SECURITIES RISK: Equity securities tend to be more volatile and riskier than some other investment options. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting the securities markets generally, an entire industry or sector or a particular company.

COMPANY RISK: Prices of securities react to the economic condition of the issuer. The Fund's investments in an issuer may rise and fall based on factors such as the issuer's actual and anticipated earnings, changes in management, and the potential for takeovers and acquisitions.

INVESTMENT STYLE RISK: Different equity investment styles (e.g., growth and value) go in and out of favor depending on market conditions. Therefore, this Fund's performance may be better or worse than other funds with different investment styles.

MANAGEMENT RISK: This is the risk that the Fund will underperform other funds with similar investment objectives due to poor investment decisions by the Manager.

NON-DIVERSIFICATION RISK: Because the Fund may invest its assets in a small number of issuers, the Fund is more susceptible than a diversified fund to any economic, political or regulatory event adversely affecting a particular issuer.

You will find a discussion of these and other risks in the section entitled "Descriptions of Principal Investment Risks," beginning on page 40.

                                PAST PERFORMANCE

The following bar chart provides some indication of the risks of investing in the Fund by showing you how the Fund's performance, measured in terms of the total return for each full calendar year since the Fund's inception, has varied from year to year. The table following the bar chart compares the Fund's average annual total returns over time to those of a broad-based securities market index and to those of two indices of securities similar to those of the Fund. AS WITH ALL MUTUAL FUNDS, PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT A PREDICTION OF FUTURE PERFORMANCE.

                            [BAR CHART APPEARS HERE]


            23.99%  26.36%  5.25%   0.53%   9.41%  -0.33%  -11.53%
            ------------------------------------------------------
            1996    1997    1998    1999    2000    2001    2002

    Best Quarter: 1st Quarter 1998, 13.55%
    Worst Quarter: 3rd Quarter 1998, -17.78%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
                    For the periods ended December 31, 2002*
--------------------------------------------------------------------------------
                                                                     Since
                                                                   Inception
                                            1 Year     5 Years      7/25/95
--------------------------------------------------------------------------------
VALUE FUND

Return Before Taxes                        -11.53%      0.42%        7.65%

Return After Taxes on                      -11.95%     -0.89%        6.12%
  Distributions

Return After Taxes on                       -7.08%     -0.06%        5.80%
  Distributions and Sale of
  Fund Shares

Russell 1000 Value Index**                 -15.52%      1.16%        9.55%

S&P 500(R) Index**                         -22.10%     -0.59%        8.07%

S&P 500(R) / BARRA Large Cap               -20.85%     -0.85%        7.43%
  Value Index**

--------------------------------------------------------------------------------

* After tax returns shown in the table are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

** Performance returns for the index do not reflect the deduction of expenses, fees or taxes.

RUSSELL 1000 VALUE INDEX is an unmanaged index that contains those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth ratios than the growth universe. Securities in the Fund do not match those in the Index, and the performance of the Fund will differ.

STANDARD & Poor's 500(R) Index (S&P 500 Index) is a broad-based index of common stocks frequently used as a general measure of stock market performance.

The S&P 500(R)/ Barra Large Cap Value Index is an unmanaged index of those common stocks that have the lowest price-to-book ratios comprising half of the aggregate market capitalization of the S&P 500 Index. The other half of the S&P 500 Index is categorized into the S&P 500/Barra Large Cap Growth Index.

Both the chart and table assume reinvestment of dividends and distributions. The performance results in the chart and table reflect the effects of voluntary expense limitations in effect during certain periods. Without these limitations, the Fund's returns would have been lower.

                               EXPENSE INFORMATION

As an investor, you pay certain fees and expenses in connection with your investment. The table shown below describes the fees and expenses that you may pay if you buy and hold shares of the Value Fund.

ANNUAL FUND OPERATING EXPENSES EXPRESSED
AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
(Expenses that are deducted from Fund assets)

       Management Fees                                  0.55%
       Distribution and Service (12b-1) Fees(1)         None
       Other Expenses(2)                                0.28%
                                                        -----
       Total Annual Fund Operating Expenses             0.83%
       Fee Waiver                                      (0.03%)
                                                        -----
       Net Expenses(3)                                  0.80%
                                                        =====

(1) The Fund has adopted (but not implemented) a distribution and service plan pursuant to Rule 12b-1 that permits payments by the Fund at an annual rate of up to 0.50% of the Fund's average daily net assets. See "Investing in the Funds- Distribution and Service (Rule 12b-1) Plans."

(2) "Other Expenses" include accounting and audit fees, administrative fees, custodian fees, transfer agent fees, legal fees, registration fees, printing fees and fees paid to The DLB Fund Group's independent Trustees.

(3) The Manager has contractually agreed with the Fund to bear certain expenses for the current fiscal year to the extent that the Fund's Total Annual Fund Operating Expenses-other than brokerage commissions, hedging transaction fees and other investment related costs, extraordinary, non-recurring and certain other unusual expenses, such as litigation and other extraordinary legal expenses, securities lending fees and expenses, and transfer taxes-would otherwise exceed the percentage of the Fund's average daily net assets noted in the bottom line of the table. The Manager's expense agreement with the Fund is in effect through February 29, 2004, and will automatically continue for successive oneyear periods unless either The DLB Fund Group or the Manager terminates the agreement by giving six months' written notice to the other party.


EXAMPLES
These examples are intended to help you compare the cost of investing in the Value Fund with the cost of investing in other mutual funds.

The examples assume that you invest $10,000 in the Value Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same, except that the expense reimbursement is reflected only for the first year of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 YEAR    3 YEARS    5 YEARS    10 YEARS
                   $82        $262       $458      $1,023

Since the Value Fund does not impose any redemption fees, the figures shown would be the same whether or not you redeemed your shares at the end of each period.

DLB CORE GROWTH FUND

                              INVESTMENT OBJECTIVE

The investment objective of the DLB Core Growth Fund (the "Core Growth Fund") is longterm capital and income growth through investment primarily in common stocks. Current yield is secondary to the long-term growth objective.

                        PRINCIPAL INVESTMENT STRATEGIES

The Manager believes the true value of a company's stock is determined by its earning power, its dividend-paying ability and, in many cases, its assets. Consequently, under normal circumstances the Core Growth Fund will seek its objective by remaining primarily invested in the common stocks of progressive, well-managed companies in growing industries that have demonstrated both a consistent and an above-average ability to increase their earnings and dividends and that have favorable prospects of sustaining such growth. The Fund's investable universe primarily includes mediumand large-size companies. The Fund considers medium-size companies to be those with market capitalizations ranging from $1 billion to $10 billion and large-size companies to be those with market capitalizations over $10 billion.

To find suitable investments, the Manager first uses database screening to narrow the Core Growth Fund's investment universe, based on a company's historic level of revenue, cash flow and earnings growth. Next, the Manager uses a quantitative model to sort stocks based on revisions to analysts' earnings estimates and valuation analysis. The Manager believes that revisions to analysts' earnings estimates form trends that affect a stock's price. For example, rising earnings estimates generally reflect a potential share price increase. Valuation analysis helps to identify stocks with low relative price-to-earnings ratios, which, on average, tend to outperform stocks with higher price-to-earnings ratios. In the third and most important step of the process, the Manager conducts fundamental analysis on the top companies from the output of the earlier analyses, researching the companies and their management, competitors and suppliers. As a result of this analysis, the Manager selects what it believes to be the best companies for the Fund's portfolio.

                           PRINCIPAL INVESTMENT RISKS

There is no guarantee that the Core Growth Fund will achieve its objective, and you could lose money on your investment. Furthermore, the Manager, despite using various investment and risk analysis techniques, may not achieve the results expected from an investment in the Fund.

The Core Growth Fund is subject to several risks, any of which could cause you to lose money. These include:

MARKET RISK: This is the risk that the price of a security or securities held by the Fund will fall due to changing economic, political or market conditions.

EQUITY SECURITIES RISK: Equity securities tend to be more volatile and riskier than some other investment options. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting the securities markets generally, an entire industry or sector or a particular company.

COMPANY RISK: Prices of securities react to the economic condition of the issuer. The Fund's investments in an issuer may rise and fall based on factors such as the issuer's actual and anticipated earnings, changes in management, and the potential for takeovers and acquisitions.

INVESTMENT STYLE RISK: Different equity investment styles (e.g., growth and value) go in and out of favor depending on market conditions. Therefore, this Fund's performance may be better or worse than other funds with different investment styles.

MANAGEMENT RISK: This is the risk that the Fund will underperform other funds with similar investment objectives due to poor investment decisions by the Manager.

NON-DIVERSIFICATION RISK: Because the Fund may invest its assets in a small number of issuers, the Fund is more susceptible than a diversified fund to any economic, political or regulatory event adversely affecting a particular issuer.

You will find a discussion of these and other risks in the section entitled "Descriptions of Principal Investment Risks," beginning on page 40.

                                PAST PERFORMANCE

The following bar chart provides some indication of the risks of investing in the Core Growth Fund by showing you how the Fund's performance, measured in terms of the total return for each full calendar year since the Fund's inception, has varied from year to year. The table following the bar chart compares the Fund's average annual total returns over time to those of a broad-based securities market index and to those of an index of securities comparable to those in which the Fund invests. AS WITH ALL MUTUAL FUNDS, PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT A PREDICTION OF FUTURE PERFORMANCE.


                            [BAR CHART APPEARS HERE]


                       13.13%   -7.05%   -20.20%  -24.70%
                       ----------------------------------
                        1999     2000     2001     2002

    Best Quarter: 4th Quarter 1999, 17.82%
    Worst Quarter: 3rd Quarter 2001, -19.66%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
                    For the periods ended December 31, 2002*
--------------------------------------------------------------------------------
                                                                      Since
                                                                    Inception
                                                      1 Year         1/20/98
--------------------------------------------------------------------------------
CORE GROWTH FUND

Return Before Taxes                                  -24.70%          -3.68%

Return After Taxes on Distributions                  -24.76%          -4.65%

Return After Taxes on Distributions                  -15.16%          -2.78%
and Sale of Fund Shares

S&P 500(R) Index**                                   -22.10%          -0.43%

Russell 1000 Growth Index**                          -27.88%          -3.84%

--------------------------------------------------------------------------------

* After tax returns shown in the table are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

** Performance returns for the index do not reflect the deduction of expenses, fees or taxes.

STANDARD & Poor's 500(R) Index (S&P 500 Index) is a broad-based index of common stocks frequently used as a general measure of stock market performance.

The RUSSELL 1000 GROWTH INDEX is an unmanaged index that contains those stocks with a greater than average growth orientation among the stocks of the 1,000 largest U.S. companies based on total market capitalization. Securities in this index tend to exhibit higher price-to-book ratios and higher forecasted growth than the value universe.

Both the chart and table assume reinvestment of dividends and distributions. The performance for the "since inception" period shown in the table reflects the effects of voluntary expense limitations in effect prior to 1999. Without these limitations, the Fund's returns would have been lower.

                              EXPENSE INFORMATION

As an investor, you pay certain fees and expenses in connection with your investment. The table shown below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES EXPRESSED
AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
(Expenses that are deducted from Fund assets)

         Management Fees                                0.55%
         Distribution and Service (12b-1) Fees(1)       None
         Other Expenses(2)                              0.19%
                                                        -----
         Total Annual Fund Operating Expenses           0.74%
                                                        =====

(1) The Fund has adopted (but not implemented) a distribution and service plan pursuant to Rule 12b-1 that permits payments by the Fund at an annual rate of up to 0.50% of the Fund's average daily net assets. See "Investing in the Funds- Distribution and Service (Rule 12b-1) Plans."

(2) "Other Expenses" include accounting and audit fees, administrative fees, custodian fees, transfer agent fees, legal fees, registration fees, printing fees and fees paid to The DLB Fund Group's independent Trustees.

EXAMPLES
These examples are intended to help you compare the cost of investing in the Core Growth Fund with the cost of investing in other mutual funds.

The examples assume that you invest $10,000 in the Core Growth Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                      $76       $237       $411       $918

Since the Core Growth Fund does not impose any redemption fees, the figures shown would be the same whether or not you redeemed your shares at the end of each period.

DLB ENHANCED INDEX CORE EQUITY FUND

                              INVESTMENT OBJECTIVE

The investment objective of the DLB Enhanced Index Core Equity Fund (the "Enhanced Index Core Equity Fund") is to outperform the total return performance of its benchmark index, the S&P 500(R) Index, while maintaining risk characteristics similar to those of the benchmark.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Enhanced Index Core Equity Fund will invest substantially all (but no less than 80%) of its net assets in common stocks of companies included in the Fund's benchmark index. The Manager believes that a systematic strategy that exploits market inefficiencies can be used to produce a portfolio for the Fund that will outperform the Fund's benchmark index while maintaining risk characteristics similar to the benchmark.

The Manager uses quantitative analysis to identify groups of stocks included within the Enhanced Index Core Equity Fund's benchmark index that the Manager believes will outperform or underperform the index. The Manager identifies these stocks through a proprietary quantitative model that ranks all stocks within the index based on several factors relating to a company's valuation, earnings quality, stock price momentum and earnings improvement. Based on these rankings, the Manager constructs a broadly diversified portfolio by (1) overweighting highranking stocks, (2) underweighting low-ranking stocks (or not holding them at all), and (3) market-weighting those stocks that do not have especially high or low rankings. Neither market timing nor macro economic forecasting are used by the Manager in constructing the Fund's portfolio. The Fund may engage in the active and frequent trading of portfolio securities to achieve its investment objective.

BENCHMARK INDEX: The Enhanced Index Core Equity Fund's benchmark index is the S&P 500(R) Index, which is an unmanaged, broad-based index of common stocks frequently used as a general measure of stock market performance.

"Standard & Poor's(R)," "S&P(R)," "Standard & Poor's 500," "500" and "S&P 500(R)" are trademarks of the McGraw-Hill Companies and have been licensed for use by David L. Babson & Company Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. For more information, please see additional disclosure in the Fund's Statement of Additional Information, which is incorporated by reference into this Prospectus.

                           PRINCIPAL INVESTMENT RISKS

There is no guarantee that the Enhanced Index Core Equity Fund will achieve its objective, and you could lose money on your investment. Furthermore, the Manager, despite using various investment and risk analysis techniques, may not achieve the results expected from an investment in the Fund.

The Enhanced Index Core Equity Fund is subject to several risks, any of which could cause you to lose money. These include:

MARKET RISK: This is the risk that the price of a security or securities held by the Fund will fall due to changing economic, political or market conditions.

EQUITY SECURITIES RISK: Equity securities tend to be more volatile and riskier than some other investment options. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting the securities markets generally, an entire industry or sector or a particular company.

COMPANY RISK: Prices of securities react to the economic condition of the issuer. The Fund's investments in an issuer may rise and fall based on factors such as the issuer's actual and anticipated earnings, changes in management, and the potential for takeovers and acquisitions.

MANAGEMENT RISK: Whether or not the Fund succeeds in outperforming its benchmark index will depend on the Manager's ability to successfully determine which stocks in the index to overweight, underweight or avoid altogether.

PORTFOLIO TURNOVER RISK: Changes are made in the Fund's portfolio whenever the Manager believes such changes are desirable.
Consequently, the Fund's portfolio turnover may be high. Increased portfolio turnover rates will result in higher costs from brokerage commissions, dealer mark-ups and other transaction costs and may also result in higher capital gains rates. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

INVESTMENT STYLE RISK: Different equity investment styles (e.g., growth and value) go in and out of favor depending on market conditions. Therefore, this Fund's performance may be better or worse than other funds with different investment styles.

You will find a discussion of these and other risks in the section entitled "Descriptions of Principal Investment Risks," beginning on page 40.

                                PAST PERFORMANCE

The following bar chart provides some indication of the risks of investing in the Enhanced Index Core Equity Fund by showing you how the Fund's performance, measured in terms of the total return for each full calendar year since the Fund's inception, has varied from year to year. The table following the bar chart compares the Fund's average annual total returns over time to those of a broad-based securities market index. AS WITH ALL MUTUAL FUNDS, PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT A PREDICTION OF FUTURE PERFORMANCE.

                            [BAR CHART APPEARS HERE]

              32.21%   25.76%   21.35%  -15.73%  -13.38%  -21.77%
--------------------------------------------------------------------------------
               1997     1998     1999     2000     2001     2002

    Best Quarter: 4th Quarter 1998, 23.85%
    Worst Quarter: 4th Quarter 2000, -17.55%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
                    For the periods ended December 31, 2002*
--------------------------------------------------------------------------------
                                                                       Since
                                                                     Inception
                                            1 Year       5 Years      8/26/96
--------------------------------------------------------------------------------
ENHANCED INDEX CORE EQUITY+

Return Before Taxes                         -21.77%       -2.72%        5.03%

Return After Taxes on                       -22.09%       -5.16%        2.49%
  Distributions

Return After Taxes on                       -13.37%       -2.10%        3.95%
  Distributions and Sale of
  Fund Shares

S&P 500(R) Index**                          -22.10%       -0.59%        6.01%
--------------------------------------------------------------------------------

* After tax returns shown in the table are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

** Performance returns for the index do not reflect the deduction of expenses, fees or taxes.

+ The Enhanced Index Core Equity Fund changed its investment objective, strategies and policies on December 18, 2000; the performance results shown above would not necessarily have been achieved had the Fund's current objective, strategies and policies been in effect for the periods for which the performance results are presented.

Standard & Poor's 500(R) Index (S&P 500 Index) is a broad-based index of common stocks frequently used as a general measure of stock market performance.

Both the chart and table assume reinvestment of dividends and distributions. The performance results in the chart and table reflect the effects of voluntary expense limitations in effect during the relevant periods. Without these limitations, the Enhanced Index Core Equity Fund's returns would have been lower.

                              EXPENSE INFORMATION

As an investor, you pay certain fees and expenses in connection with your investment. The table shown below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES EXPRESSED
AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
(Expenses that are deducted from Fund assets)

    Management Fees                                   0.50%
    Distribution and Service (12b-1) Fees(1)          None
    Other Expenses(2)                                 0.58%
                                                      -----
    Total Annual Fund Operating Expenses              1.08%
    Fee Waiver                                       (0.38%)
                                                      -----
    Net Expenses(3)                                   0.70%
                                                      =====

(1) The Fund has adopted (but not implemented) a distribution and service plan pursuant to Rule 12b-1 that permits payments by the Fund at an annual rate of up to 0.50% of the Fund's average daily net assets. See "Investing in the Funds- Distribution and Service (Rule 12b-1) Plans."

(2) "Other Expenses" include accounting and audit fees, administrative fees, custodian fees, transfer agent fees, legal fees, registration fees, printing fees and fees paid to The DLB Fund Group's independent Trustees.

(3) The Manager has contractually agreed with the Fund to bear certain expenses for the current fiscal year to the extent that the Fund's Total Annual Fund Operating Expenses-other than brokerage commissions, hedging transaction fees and other investment related costs, extraordinary, non-recurring and certain other unusual expenses, such as litigation and other extraordinary legal expenses, securities lending fees and expenses, and transfer taxes-would otherwise exceed the percentage of the Fund's average daily net assets noted in the bottom line of the table. The Manager's expense agreement with the Fund is in effect through February 29, 2004, and will automatically continue for successive one-year periods unless either The DLB Fund Group or the Manager terminates the agreement by giving six months' written notice to the other party.

EXAMPLES
These examples are intended to help you compare the cost of investing in the Enhanced Index Core Equity Fund with the cost of investing in other mutual funds.

The examples assume that you invest $10,000 in the Enhanced Index Core Equity Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same, except that the expense reimbursement is reflected only for the first year of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
                     $72       $306       $559      $1,283

Since the Enhanced Index Core Equity Fund does not impose any redemption fees, the figures shown would be the same whether or not you redeemed your shares at the end of a period.

DLB ENHANCED INDEX GROWTH FUND

                              INVESTMENT OBJECTIVE

The investment objective of the DLB Enhanced Index Growth Fund (the "Enhanced Index Growth Fund") is to outperform the total return performance of its benchmark index, the Russell 1000 Growth Index, while maintaining risk characteristics similar to those of the benchmark.

                         PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Enhanced Index Growth Fund will invest substantially all (but no less than 80%) of its net assets in common stocks of companies included in the Fund's benchmark index. The Manager believes that a systematic strategy that exploits market inefficiencies can be used to produce a portfolio for the Fund that will outperform the Fund's benchmark index while maintaining risk characteristics similar to the benchmark.

The Manager uses quantitative analysis to identify groups of stocks included within the Enhanced Index Growth Fund's benchmark index that the Manager believes will outperform or underperform the index. The Manager identifies these stocks through a proprietary quantitative model that ranks all stocks within the index based on several factors relating to a company's valuation, earnings quality, stock price momentum and earnings improvement. Based on these rankings, the Manager constructs a broadly diversified portfolio by (1) overweighting high-ranking stocks, (2) underweighting low-ranking stocks (or not holding them at all), and (3) market-weighting those stocks that do not have especially high or low rankings. Neither market timing nor macro economic forecasting are used by the Manager in constructing the Fund's portfolio. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

BENCHMARK INDEX: The Enhanced Index Growth Fund's benchmark index is the Russell 1000 Growth Index, which is an unmanaged index that contains those stocks with a greater than average growth orientation among the stocks of the 1,000 largest U.S. companies based on total market capitalization. Securities in this index tend to exhibit higher price-to-book ratios and higher forecasted growth than the value universe.

                           PRINCIPAL INVESTMENT RISKS

There is no guarantee that the Enhanced Index Growth Fund will achieve its objective, and you could lose money on your investment. Furthermore, the Manager, despite using various investment and risk analysis techniques, may not achieve the results expected from an investment in the Fund.

The Enhanced Index Growth Fund is subject to several risks, any of which could cause you to lose money. These include:

MARKET RISK: This is the risk that the price of a security or securities held by the Fund will fall due to changing economic, political or market conditions.

EQUITY SECURITIES RISK: Equity securities tend to be more volatile and riskier than some other investment options. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting the securities markets generally, an entire industry or sector or a particular company.

COMPANY RISK: Prices of securities react to the economic condition of the issuer. The Fund's investments in an issuer may rise and fall based on factors such as the issuer's actual and anticipated earnings, changes in management, and the potential for takeovers and acquisitions.

MANAGEMENT RISK: Whether or not the Fund succeeds in outperforming its benchmark index will depend on the Manager's ability to successfully determine which stocks in the index to overweight, underweight or avoid altogether.

INVESTMENT STYLE RISK: Different equity investment styles (e.g., growth and value) go in and out of favor depending on market conditions. Therefore, this Fund's performance may be better or worse than other funds with different investment styles.

PORTFOLIO TURNOVER RISK: Changes are made in the Fund's portfolio whenever the Manager believes such changes are desirable. Consequently, the Fund's portfolio turnover may be high. Increased portfolio turnover rates will result in higher costs from brokerage commissions, dealer mark-ups and other transaction costs and may also result in higher capital gains taxes. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

You will find a discussion of these and other risks in the section entitled "Descriptions of Principal Investment Risks," beginning on page 40.

                                PAST PERFORMANCE

The following bar chart provides some indication of the risks of investing in the Enhanced Index Growth Fund by showing you how the Fund's performance, measured in terms of the total return for each full calendar year since its inception, has varied from year to year. The table following the bar chart compares the Fund's average annual total returns over time to those of a broad-based securities market index. AS WITH ALL MUTUAL FUNDS, PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT A PREDICTION OF FUTURE PERFORMANCE.

                            [BAR CHART APPEARS HERE]

                                -19.75%   -28.01%
                                -----------------
                                  2001     2002

    Best Quarter: 4th Quarter 2001, 13.90%
    Worst Quarter: 1st Quarter 2001, -20.60%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
                    For the periods ended December 31, 2002*
--------------------------------------------------------------------------------
                                                                     Since
                                                                   Inception
                                                     1 Year        12/19/00
--------------------------------------------------------------------------------
ENHANCED INDEX GROWTH FUND

Return Before Taxes                                 -28.01%         -22.20%

Return After Taxes on Distributions                 -28.09%         -22.26%

Return After Taxes on Distributions                 -17.20%         -17.29%
and Sale of Fund Shares

Russell 1000 Growth Index**                         -27.88%         -24.48%
--------------------------------------------------------------------------------

* After tax returns shown in the table are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

** Performance returns for the index do not reflect the deduction of expenses, fees or taxes.

The Russell 1000 Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe.

Both the chart and the table assume reinvestment of dividends and distributions. The performance results in the chart and table reflect the effects of voluntary expense limitations in effect during the relevant periods. Without these limitations, the Enhanced Index Growth Fund's returns would have been lower.

                              EXPENSE INFORMATION

As an investor, you pay certain fees and expenses in connection with your investment. The table shown below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES EXPRESSED
AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
(Expenses that are deducted from Fund assets)

    Management Fees                                      0.50%
    Distribution and Service (12b-1) Fees(1)             None
    Other Expenses(2)                                    0.79%
                                                         -----
    Total Annual Fund Operating Expenses                 1.29%
    Fee Waiver                                          (0.59%)
                                                         -----
    Net Expenses(3)                                      0.70%
                                                         =====

(1) The Fund has adopted (but not implemented) a distribution and service plan pursuant to Rule 12b-1 that permits payments by the Fund at an annual rate of up to 0.50% of the Fund's average daily net assets. See "Investing in the Funds- Distribution and Service (Rule 12b-1) Plans."

(2) "Other Expenses" include accounting and audit fees, administrative fees, custodian fees, transfer agent fees, legal fees, registration fees, printing fees and fees paid to The DLB Fund Group's independent Trustees.

(3) The Manager has contractually agreed with the Fund to bear certain expenses for the current fiscal year to the extent that the Fund's Total Annual Fund Operating Expenses-other than brokerage commissions, hedging transaction fees and other investment related costs, extraordinary, non-recurring and certain other unusual expenses, such as litigation and other extraordinary legal expenses, securities lending fees and expenses, and transfer taxes-would otherwise exceed the percentages of the Fund's average daily net assets noted in the bottom line of the table. The Manager's expense agreement with the Fund is in effect through February 29, 2004, and will automatically continue for successive one-year periods unless either The DLB Fund Group or the Manager terminates the agreement by giving six months' written notice to the other party.

EXAMPLES
These examples are intended to help you compare the cost of investing in the Enhanced Index Growth Fund with the cost of investing in other mutual funds.

The examples assume that you invest $10,000 in the Enhanced Index Growth Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same, except that the expense reimbursement is reflected only for the first year of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1 Year    3 Years    5 Years    10 Years
                       $72       $351       $651      $1,505

Since the Enhanced Index Growth Fund does not impose any redemption fees, the figures shown would be the same whether or not you redeemed your shares at the end of each period.

DLB ENHANCED INDEX VALUE FUND

                              INVESTMENT OBJECTIVE

The investment objective of the DLB Enhanced Index Value Fund (the "Enhanced Index Value Fund") is to outperform the total return performance of its benchmark index, the Russell 1000 Value Index, while maintaining risk characteristics similar to those of the benchmark.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Enhanced Index Value Fund will invest substantially all (but no less than 80%) of its net assets in common stocks of companies included in the Fund's benchmark index. The Manager believes that a systematic strategy that exploits market inefficiencies can be used to produce a portfolio for the Fund that will outperform the Fund's benchmark index while maintaining risk characteristics similar to the benchmark.

The Manager uses quantitative analysis to identify groups of stocks included within the Enhanced Index Value Fund's benchmark index that the Manager believes will outperform or underperform the index. The Manager identifies these stocks through a proprietary quantitative model that ranks all stocks within the index based on several factors relating to a company's valuation, earnings quality, stock price momentum and earnings improvement. Based on these rankings, the Manager constructs a broadly diversified portfolio by (1) overweighting high-ranking stocks, (2) underweighting low-ranking stocks (or not holding them at all), and (3) market-weighting those stocks that do not have especially high or low rankings. Neither market timing nor macro economic forecasting are used by the Manager in constructing the Fund's portfolio. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

BENCHMARK INDEX: The Enhanced Index Value Fund's benchmark index is the Russell 1000 Value Index, which is an unmanaged index that contains those stocks with a greater than average value orientation among the stocks of the 1,000 largest U.S. companies based on total market capitalization. Securities in this index tend to exhibit lower price-to-book ratios and lower forecasted growth values than the growth universe.

                           PRINCIPAL INVESTMENT RISKS

There is no guarantee that the Enhanced Index Value Fund will achieve its objective, and you could lose money on your investment.
Furthermore, the Manager, despite using various investment and risk analysis techniques, may not achieve the results expected from an investment in the Fund.

The Enhanced Index Value Fund is subject to several risks, any of which could cause you to lose money. These include:

MARKET RISK: This is the risk that the price of a security or securities held by the Fund will fall due to changing economic, political or market conditions.

EQUITY SECURITIES RISK: Equity securities tend to be more volatile and riskier than some other investment options. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting the securities markets generally, an entire industry or sector or a particular company.

COMPANY RISK: Prices of securities react to the economic condition of the issuer. The Fund's investments in an issuer may rise and fall based on factors such as the issuer's actual and anticipated earnings, changes in management, and the potential for takeovers and acquisitions.

INVESTMENT STYLE RISK: Different equity investment styles (e.g., growth and value) go in and out of favor depending on market conditions. Therefore, this Fund's performance may be better or worse than other funds with different investment styles.

MANAGEMENT RISK: Whether or not the Fund succeeds in outperforming its benchmark index will depend on the Manager's ability to successfully determine which stocks in the index to overweight, underweight or avoid altogether.

PORTFOLIO TURNOVER RISK: Changes are made in the Fund's portfolio whenever the Manager believes such changes are desirable. Consequently, the Fund's portfolio turnover will be high. Increased portfolio turnover rates will result in higher costs from brokerage commissions, dealer-mark-ups and other transaction costs and may also result in higher capital gains rates. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

You will find a discussion of these and other risks in the section entitled "Descriptions of Principal Investment Risks," beginning on page 40.

                                PAST PERFORMANCE

The following bar chart provides some indication of the risks of investing in the Enhanced Index Value Fund by showing you how the Fund's performance, measured in terms of the total return for each full calendar year since its inception, has varied from year to year. The table following the bar chart compares the Fund's average annual total returns over time to those of a broad-based securities market index. AS WITH ALL MUTUAL FUNDS, PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT A PREDICTION OF FUTURE PERFORMANCE.

                            [BAR CHART APPEARS HERE]

                               -5.37%    -13.57%
                               -----------------
                                2001      2002

    Best Quarter: 4th Quarter 2002, 8.98%
    Worst Quarter: 3rd Quarter 2002, -18.19%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
                    For the periods ended December 31, 2002*
--------------------------------------------------------------------------------
                                                                      Since
                                                                    Inception
                                                     1 Year         12/19/00
--------------------------------------------------------------------------------
ENHANCED INDEX VALUE FUND

Return Before Taxes                                  -13.57%          -7.17%

Return After Taxes on Distributions                  -14.12%          -7.71%

Return After Taxes on Distributions                   -8.34%          -5.94%
and Sale of Fund Shares

Russell 1000 Value Index**                           -15.52%          -9.04%
--------------------------------------------------------------------------------

* After tax returns shown in the table are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

** Performance returns for the index do not reflect the deduction of expenses, fees or taxes.

The RUSSELL 1000 VALUE INDEX is an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and forecasted growth values than securities in the growth universe.

Both the chart and the table assume reinvestment of dividends and distributions. The performance results in the chart and table reflect the effects of voluntary expense limitations in effect during the relevant periods. Without these limitations, the Fund's returns would have been lower.

EXPENSE INFORMATION

As an investor, you pay certain fees and expenses in connection with your investment. The table shown below describes the fees and expenses that you may pay if you buy and hold shares of the Enhanced Index Value Fund.

ANNUAL FUND OPERATING EXPENSES EXPRESSED
AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
(Expenses that are deducted from Fund assets)

       Management Fees                                     0.50%
       Distribution and Service (12b-1) Fees(1)            None
       Other Expenses(2)                                   0.69%
                                                           -----
       Total Annual Fund Operating Expenses                1.19%
       Fee Waiver                                         (0.49%)
                                                           -----
       Net Expenses(3)                                     0.70%
                                                           =====

(1) The Fund has adopted (but not implemented) a distribution and service plan pursuant to Rule 12b-1 that permits payments by the Fund at an annual rate of up to 0.50% of the Fund's average daily net assets. See "Investing in the Funds- Distribution and Service (Rule 12b-1) Plans."

(2) "Other Expenses" include accounting and audit fees, administrative fees, custodian fees, transfer agent fees, legal fees, registration fees, printing fees and fees paid to The DLB Fund Group's independent Trustees.

(3) The Manager has contractually agreed with the Fund to bear certain expenses for the current fiscal year to the extent that the Fund's Total Annual Fund Operating Expenses-other than brokerage commissions, hedging transaction fees and other investment related costs, extraordinary, non-recurring and certain other unusual expenses, such as litigation and other extraordinary legal expenses, securities lending fees and expenses, and transfer taxes-would otherwise exceed the percentages of the Fund's average daily net assets noted in the bottom line of the table. The Manager's expense agreement with the Fund is in effect through February 29, 2004, and will automatically continue for successive one-year periods unless either The DLB Fund Group or the Manager terminates the agreement by giving six months' written notice to the other party.

EXAMPLES
These examples are intended to help you compare the cost of investing in the Enhanced Index Value Fund with the cost of investing in other mutual funds.

The examples assume that you invest $10,000 in the Enhanced Index Value Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same, except that the expense reimbursement is reflected only for the first year of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 YEAR    3 YEARS    5 YEARS    10 YEARS
                    $72       $329       $607      $1,400

Since the Enhanced Index Value Fund does not impose any redemption fees, the figures shown would be the same whether or not you redeemed your shares at the end of each period.

DLB SMALL COMPANY OPPORTUNITIES FUND

                              INVESTMENT OBJECTIVE

The investment objective of the DLB Small Company Opportunities Fund (the "Small Company Opportunities Fund") is long-term capital appreciation through investment primarily in common stocks of smaller, fastergrowing companies whose securities at the time of purchase are considered by the Manager to be realistically valued.

                        PRINCIPAL INVESTMENT STRATEGIES

MARKET CAPITALIZATION: Under normal circumstances, the Small Company Opportunities Fund will invest substantially all (but no less than 80%) of its net assets in the securities of companies whose market capitalizations at the time of purchase by the Fund are within the range of capitalization of companies included in the Russell 2000 Index. The range of capitalization of companies included in the Russell 2000 Index will fluctuate as market prices increase or decrease.

The Manager believes that there are persistent stock price inefficiencies in the market for stocks of smaller companies. As a result of limited coverage and ownership, smaller company stocks frequently trade at significant discounts from their intrinsic value. The Manager will seek to identify companies that are mispriced as compared with their expected earnings stream.

SECURITY SELECTION: Although the Fund's investment process emphasizes fundamental analysis, the Manager first uses computer screening and industry sources to narrow the Fund's investment universe. The Manager screens these candidates by looking for further signs of quality and growth, such as revenue and earnings per share growth. The Manager then makes decisions using fundamental analysis on stocks that come through its initial screens, emphasizing an issuer's historic financial performance, balance sheet strength, management capability, profitability and competitive position. Specifically, the Manager looks for the following characteristics:

o  Sustainable competitive advantage
o  Strong management
o  Long product cycles
o  Pricing flexibility
o  Smaller size as a competitive advantage
o  High sustained return on investment
o  Above-average earnings per share growth
o  Attractive valuation

Out of this analysis, the Manager selects what it believes to be the best companies for the Fund's portfolio.

The Small Company Opportunities Fund may purchase stocks in initial public offerings ("IPOs") and may sell such securities without regard to how long the Fund has held the securities. The market capitalizations of the companies whose securities the Fund purchases in IPOs may be outside the Fund's market capitalization range stated above.

The Small Company Opportunities Fund is designed to be an investment vehicle for that part of your capital which can appropriately be exposed to above-average risk.

                           PRINCIPAL INVESTMENT RISKS

There is no guarantee that the Small Company Opportunities Fund will achieve its objective, and you could lose money on your investment. Furthermore, the Manager, despite using various investment and risk analysis techniques, may not achieve the results expected from an investment in the Fund.

The Small Company Opportunities Fund is subject to several risks, any of which could cause you to lose money. These include:

MARKET RISK: This is the risk that the price of a security or securities held by the Fund will fall due to changing economic, political or market conditions.

EQUITY SECURITIES RISK: Equity securities tend to be more volatile and riskier than some other investment options. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting the securities markets generally, an entire industry or sector or a particular company.

COMPANY RISK: Prices of securities react to the economic condition of the issuer. The Fund's investments in an issuer may rise and fall based on factors such as the issuer's actual and anticipated earnings, changes in management, and the potential for takeovers and acquisitions.

SMALL COMPANY RISK: Investing in securities of small companies may involve greater risk than investing in more established companies. Often, small companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines and financial resources and less experienced management. Also, because they may have fewer securities outstanding and the frequency and volume of trading may be less, these securities may be less liquid than securities of larger companies, which may make them difficult to value or purchase or sell in a timely manner at a satisfactory price. Consequently, their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

EMERGING GROWTH COMPANIES RISK: Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Emerging growth companies often have limited product lines, markets and financial resources and may depend on management by one or a few key individuals. The shares of emerging growth companies may also suffer steeper than average price declines after disappointing earnings reports and are more difficult to sell at satisfactory prices.

MANAGEMENT RISK: This is the risk that the Fund will underperform other funds with similar investment objectives due to poor investment decisions by the Manager.

INVESTMENT STYLE RISK: Different equity investment styles (e.g., growth and value) go in and out of favor depending on market conditions. Therefore, this Fund's performance may be better or worse than other funds with different investment styles.

PORTFOLIO TURNOVER RISK: Changes are made in the Fund's portfolio whenever the Manager believes such changes are desirable. Consequently, the Fund's portfolio turnover may be high. Increased portfolio turnover rates will result in higher costs from brokerage commissions, dealer-mark-ups and other transaction costs and may also result in higher capital gains rates. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

NON-DIVERSIFICATION RISK: Because the Fund may invest its assets in a small number of issuers, the Fund is more susceptible than a diversified fund to any economic, political or regulatory event adversely affecting a particular issuer.

You will find a discussion of these and other risks in the section entitled "Descriptions of Principal Investment Risks," beginning on page 40.

                                PAST PERFORMANCE

The bar chart below provides an indication of the risks of investing in the Small Company Opportunities Fund by showing you how the Fund's performance, measured in terms of the total return for each full calendar year since the

Fund's inception, has varied from year to year. The table following the bar chart compares the Fund's average annual total returns over time to those of a broad-based securities market index and to those of a more selective index of securities. AS WITH ALL MUTUAL FUNDS, PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT A PREDICTION OF FUTURE PERFORMANCE.

                            [BAR CHART APPEARS HERE]

                     13.81%    36.61%    30.69%    -12.62%
                     -------------------------------------
                      1999      2000      2001       2002

    Best Quarter: 2nd Quarter 2001, 21.67%
    Worst Quarter: 3rd Quarter 2002, -19.79%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
                    For the periods ended December 31, 2002*
--------------------------------------------------------------------------------
                                                                     Since
                                                                   Inception
                                                      1 Year        7/20/98
--------------------------------------------------------------------------------
SMALL COMPANY OPPORTUNITIES FUND+

Return Before Taxes                                   -12.62%       10.00%

Return After Taxes on                                 -13.21%        8.06%
  Distributions

Return After Taxes on                                  -7.52%        7.29%
  Distributions and Sale
  of Fund Shares

Russell 2000 Index**                                  -20.48%       -2.83%

Russell 2000 Value Index***                           -11.43%        1.88%
--------------------------------------------------------------------------------

* After tax returns shown in the table are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

** Performance returns for the index do not reflect the deduction of expenses, fees or taxes.

*** The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Manager will omit reference to the Russell 2000 Value Index as a benchmark of performance for the Fund in the Fund's Prospectus for the fiscal year ending October 31, 2003 because the Manager believes the Russell 2000 Value Index does not reflect the core strategy/style currently employed by the Fund as well as the Russell 2000 Index. Performance returns for the index do not reflect the deduction of expenses, fees or taxes.

+ The Small Company Opportunities Fund expanded its investment universe to include investing in larger small cap companies in August of 2000; the performance results shown above would not necessarily have been achieved had the Fund's current strategy been in effect for the periods for which performance results are presented.

The RUSSELL 2000 INDEX is a broad-based index that consists of the 2000 smallest securities in the Russell 3000 Index (which represents approximately 98% of the U.S. equity market capitalization), representing approximately 8% of the Russell 3000 total market capitalization. This index is a commonly used measure of the stock performance of small and medium-size companies in the United States.

Both the chart and table assume reinvestment of dividends and distributions. The performance results in the chart and table reflect the effects of voluntary expense limitations in effect prior to the fiscal year ended October 31, 2000. Without these limitations, the Small Company Opportunities Fund's returns would have been lower.

                              EXPENSE INFORMATION

As an investor, you pay certain fees and expenses in connection with your investment. The table shown below describes the fees and expenses that you may pay if you buy and hold shares of the Small Company Opportunities Fund.

ANNUAL FUND OPERATING EXPENSES EXPRESSED
AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
(Expenses that are deducted from Fund assets)

    Management Fees                                      1.00%
    Distribution and Service (12b-1) Fees(1)             None
    Other Expenses(2)                                    0.15%
                                                         -----
    Total Annual Fund Operating Expenses                 1.15%
                                                         =====

(1) The Fund has adopted (but not implemented) a distribution and service plan pursuant to Rule 12b-1 that permits payments by the Fund at an annual rate of up to 0.50% of the Fund's average daily net assets. See "Investing in the Funds- Distribution and Service (Rule 12b-1) Plans."

(2) "Other Expenses" include accounting and audit fees, administrative fees, custodian fees, transfer agent fees, legal fees, registration fees, printing fees and fees paid to The DLB Fund Group's independent Trustees.

EXAMPLES
These examples are intended to help you compare the cost of investing in the Small Company Opportunities Fund with the cost of investing in other mutual funds.

The examples assume that you invest $10,000 in the Small Company Opportunities Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 Year    3 Years    5 Years    10 Years
                $117       $365       $633      $1,398

Since the Small Company Opportunities Fund does not impose any redemption fees, the figures shown would be the same whether or not you redeemed your shares at the end of a period.

DLB SMALL CAPITALIZATION VALUE FUND

                              INVESTMENT OBJECTIVE

The investment objective of the DLB Small Capitalization Value Fund (the "Small Cap Value Fund") is long-term capital appreciation primarily through investment in small to medium-size companies.

                        PRINCIPAL INVESTMENT STRATEGIES

MARKET CAPITALIZATION: Under normal circumstances, the Small Cap Value Fund will invest substantially all (but no less than 80%) of its net assets in the securities of companies whose market capitalizations at the time of purchase by the Fund are within the range of capitalization of companies included in the Russell 2000 Index. The range of capitalization of companies included in the Russell 2000 Index will fluctuate as market prices increase or decrease.

SECURITY SELECTION: In selecting securities for investment, the Manager considers common stocks of those companies that satisfy the Small Cap Value Fund's market capitalization criteria and whose current prices do not adequately reflect, in the Manager's opinion, the ongoing business value of the underlying companies.

Using a core value investment strategy, the Manager finds companies that are out of favor with investors. The Small Cap Value Fund's investment strategy focuses on bottom-up stockpicking using fundamental analysis, rather than market or economic forecasts. More specifically, the Fund invests in companies that the Manager believes possess one or more of the following characteristics:

o  Strong financials
o  Proven products or services
o  Dominant market share
o  Sustainable competitive advantage
o  Attractive valuation
o  Potential for improving margins
o  Potential for accelerating earnings

The Small Cap Value Fund is designed to be an investment vehicle for that part of your capital which can appropriately be exposed to above-average risk.

                           PRINCIPAL INVESTMENT RISKS

There is no guarantee that the Small Cap Value Fund will achieve its objective, and you could lose money on your investment. Furthermore, the Manager, despite using various investment and risk analysis techniques, may not achieve the results expected from an investment in the Fund.

The Small Cap Value Fund is subject to several risks, any of which could cause you to lose money. These include:

MARKET RISK: This is the risk that the price of a security or securities held by the Fund will fall due to changing economic, political or market conditions.

EQUITY SECURITIES RISK: Equity securities tend to be more volatile and riskier than some other investment options. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting the securities markets generally, an entire industry or sector or a particular company.

COMPANY RISK: Prices of securities react to the economic condition of the issuer. The Fund's investments in an issuer may rise and fall based on factors such as the issuer's actual and anticipated earnings, changes in management, and the potential for takeovers and acquisitions.

SMALL COMPANY RISK: Investing in securities of small companies may involve greater risk than investing in more established companies. Often, small companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines and financial resources and less experienced management. Also, because they may have fewer securities outstanding and the frequency and volume of trading may be less, these securities may be less liquid than securities of larger companies, which may make them difficult to value or purchase or sell in a timely manner at a satisfactory price. Consequently, their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

INVESTMENT STYLE RISK: Different equity investment styles (e.g., growth and value) go in and out of favor depending on market conditions. Therefore, this Fund's performance may be better or worse than other funds with different investment styles.

MANAGEMENT RISK: This is the risk that the Fund will underperform other funds with similar investment objectives due to poor investment decisions by the Manager.

NON-DIVERSIFICATION RISK: Because the Fund may invest its assets in a small number of issuers, the Fund is more susceptible than a diversified fund to any economic, political or regulatory event adversely affecting a particular issuer.

You will find a discussion of these and other risks in the section entitled "Descriptions of Principal Investment Risks," beginning on page 40.

                                PAST PERFORMANCE

The following bar chart provides some indication of the risks of investing in the Small Cap Value Fund by showing you how the Fund's performance, measured in terms of the total return for each full calendar year since its inception, has varied from year to year. The table following the bar chart compares the Fund's average annual total returns over time to those of a broad-based securities market index and to those of an index of securities comparable to those in which the Fund invests. AS WITH ALL MUTUAL FUNDS, PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT A PREDICTION OF FUTURE PERFORMANCE.


                            [BAR CHART APPEARS HERE]

                                3.36%     -7.81%
                                ----------------
                                2001       2002

    Best Quarter: 4th Quarter 2001, 12.90%
    Worst Quarter: 3rd Quarter 2002, -17.90%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
                    For the periods ended December 31, 2002*
--------------------------------------------------------------------------------
                                                                     Since
                                                                   Inception
                                                     1 Year         12/19/00
--------------------------------------------------------------------------------
SMALL CAPITALIZATION VALUE FUND

Return Before Taxes                                  -7.81%          -0.92%

Return After Taxes on Distributions                  -7.97%          -1.60%

Return After Taxes on Distributions                  -4.79%          -1.05%
  and Sale of Fund Shares

Russell 2000 Index**                                -20.48%          -7.60%

Russell 2000 Value Index**                          -11.43%           3.53%
--------------------------------------------------------------------------------

* After tax returns shown in the table are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

** Performance returns for the index do not reflect the deduction of expenses, fees or taxes. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.

The RUSSELL 2000 VALUE INDEX is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-tobook ratios and lower forecasted growth values.

The RUSSELL 2000 INDEX is a broad-based index that consists of the 2000 smallest securities in the Russell 3000 Index (which represents approximately 98% of the U.S. equity market capitalization), representing approximately 8% of the Russell 3000 total market capitalization. This index is a commonly used measure of the stock performance of small and medium-size companies in the United States.

Both the chart and table assume reinvestment of dividends and distributions. The performance results in the chart and table reflect the effects of voluntary expense limitations in effect during the relevant periods. Without these limitations, the Fund's returns would have been lower.

                              EXPENSE INFORMATION

As an investor, you pay certain fees and expenses in connection with your investment. The table shown below describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Value Fund.

ANNUAL FUND OPERATING EXPENSES EXPRESSED
AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
(Expenses that are deducted from Fund assets)
    Management Fees                                  0.70%
    Distribution and Service (12b-1) Fees (1)         None
    Other Expenses (2)                               0.29%
                                                     -----
    Total Annual Fund Operating Expenses             0.99%
    Fee Waiver                                      (0.14%)
                                                     -----
    Net Expenses (3)                                 0.85%
                                                     =====

(1) The Fund has adopted (but not implemented) a distribution and service plan pursuant to Rule 12b-1 that permits payments by the Fund at an annual rate of up to 0.50% of the Fund's average daily net assets. See "Investing in the Funds- Distribution and Service (Rule 12b-1) Plans."

(2) "Other Expenses" include accounting and audit fees, administrative fees, custodian fees, transfer agent fees, legal fees, registration fees, printing fees and fees paid to The DLB Fund Group's independent Trustees.

(3) The Manager has contractually agreed with the Fund to bear certain expenses for the current fiscal year to the extent that the Fund's Total Annual Fund Operating Expenses-other than brokerage commissions, hedging transaction fees and other investment related costs, extraordinary, non-recurring and certain other unusual expenses, such as litigation and other extraordinary legal expenses, securities lending fees and expenses, and transfer taxes-would otherwise exceed the percentages of the Fund's average daily net assets noted in the bottom line of the table. The Manager's expense agreement with the Fund is in effect through February 29, 2004, and will automatically continue for successive one-year periods unless either The DLB Fund Group or the Manager terminates the agreement by giving six months' written notice to the other party.

EXAMPLES
These examples are intended to help you compare the cost of investing in the Small Cap Value Fund with the cost of investing in other mutual funds.

The examples assume that you invest $10,000 in the Small Cap Value Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same, except that the expense reimbursement is reflected only for the first year of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                      $87       $301      $533       $1,200

Since the Small Cap Value Fund does not impose any redemption fees, the figures shown would be the same whether or not you redeemed your shares at the end of each period.

DLB INTERNATIONAL FUND

                              INVESTMENT OBJECTIVE

The investment objective of the DLB International Fund (the "International Fund") is long-term growth of capital through investment primarily in equity securities of foreign companies. Income is an incidental consideration.

                        PRINCIPAL INVESTMENT STRATEGIES

WHERE THE FUND INVESTS: Under normal conditions, the International Fund expects to invest primarily in equity securities of companies that:

o  are domiciled outside the United States;
o  have their primary business carried on outside the United States; or
o  have their principal securities trading market outside the United States.

The International Fund will look to such factors as location of a company's assets, personnel, sales and earnings to determine whether that company's primary business is carried on outside the United States.

In addition to common stocks, the International Fund may buy preferred stocks, convertible securities and other securities having equity features when the Subadvisor, First State Investments International Limited, believes the potential for appreciation will equal or exceed that available from investments in common stocks.

INVESTMENT APPROACH: In pursuing its investment objectives, the International Fund invests in companies that the Subadvisor believes will benefit from:

o  global economic trends;
o  promising technologies or products; and
o specific country opportunities resulting from changing geopolitical, currency or economic relationships.

These companies generally are established companies whose securities are listed on a foreign exchange (although the Fund is permitted to buy securities traded over-the-counter).

To identify attractive investments, the Subadvisor uses a bottom-up stock selection strategy. While the Subadvisor considers stock selection the key to successful investment, cultural, economic, political and thematic factors play a significant role in the

International Fund's asset allocation process. The International Fund anticipates that its investments will be spread broadly around the world and will include companies of varying sizes as measured by assets, sales or capitalization.

CURRENCY HEDGING POLICY: The Fund's general approach is to leave currency exposure unhedged. The Subadvisor considers currency outlook when determining the Fund's geographical diversification. Derivatives are not used, nor is currency exposure actively managed, to seek enhancements to investment returns. The Fund may purchase foreign currencies or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions or reduce the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. In exceptional circumstances, the Fund may use forward foreign currency exchange contracts or other currency transactions to protect a position if fundamental or technical analysis suggests that is necessary.

The International Fund is designed to be an investment vehicle for that part of your capital which can appropriately be exposed to above-average risk.

                           PRINCIPAL INVESTMENT RISKS

There is no guarantee that the International Fund will achieve its objective, and you could lose money on your investment. Furthermore, the Subadvisor, despite using various investment and risk analysis techniques, may not achieve the results expected from an investment in the Fund.

The International Fund is subject to several risks, any of which could cause you to lose money. These include:

MARKET RISK: This is the risk that the price of a security or securities held by the Fund will fall due to changing economic, political or market conditions.

FOREIGN ISSUER RISK: The securities of foreign issuers can be less liquid and more volatile than those of U.S. issuers due to increased risk of adverse issuer, political, regulatory, market or economic developments.

FOREIGN CURRENCY RISK: This is the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change.

EQUITY SECURITIES RISK: Equity securities tend to be more volatile and riskier than some other investment options. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting the securities markets generally, an entire country, region, industry or sector or a particular company.

COMPANY RISK: Prices of securities react to the economic condition of the issuer. The Fund's investments in an issuer may rise and fall based on factors such as the issuer's actual and anticipated earnings, changes in management, and the potential for takeovers and acquisitions.

FOREIGN EMERGING MARKETS RISK: Although the Fund will generally invest in established companies listed on a foreign exchange, emerging countries are subject to serious, and potentially continuing, economic, social and political problems or instability. Stock markets in many emerging countries are poorly regulated, relatively small, expensive and risky. Foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional regulatory restrictions may be imposed on foreign investors under emergency conditions. Risks generally associated with foreign securities and currencies also apply, often to a greater extent.

MANAGEMENT RISK: This is the risk that the Fund will underperform other funds with similar investment objectives due to poor investment decisions by the Subadvisor.

SMALL COMPANY RISK: Investing in securities of small companies may involve greater risk than investing in more established companies. Often, small companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines and financial resources and less experienced management. Also, because they may have fewer securities outstanding and the frequency and volume of trading may be less, these securities may be less liquid than securities of larger companies. Consequently, their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

EMERGING GROWTH COMPANIES RISK: Although the Fund will generally invest in established companies listed on a foreign exchange, investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Emerging growth companies often have limited product lines, markets and financial resources and may depend on management by one or a few key individuals. The shares of emerging growth companies may also suffer steeper than average price declines after disappointing earnings reports and are more difficult to sell at satisfactory prices.

LIQUIDITY RISK: Although the Fund will generally invest in established companies listed on a foreign exchange, certain securities may be difficult to value or purchase or sell in a timely manner at a satisfactory price because of inadequate supply or demand. Liquidity risk also tends to increase to the extent that the Fund invests in unregistered or restricted securities, such as Rule 144A securities.

NON-DIVERSIFICATION RISK: Because the Fund may invest its assets in a small number of issuers, the Fund is more susceptible than a diversified fund to any economic, political or regulatory event adversely affecting a particular issuer.

FORWARD FOREIGN CURRENCY CONTRACTS RISK: Although the Fund's general approach is to leave currency exposure unhedged, the Fund may (but is not required to) engage in forward foreign currency transactions in order to facilitate settlement of a Fund's transaction or to reduce the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in overall poorer performance for the Fund than if it had not engaged in forward foreign currency exchange contracts. Because forward contracts are agreements between parties, there is also some credit risk associated with using forward foreign currency contracts.

INVESTMENT STYLE RISK: Different equity investment styles (e.g. growth and value) go in and out of favor depending on market conditions. Therefore, this Fund's performance may be better or worse than other funds with different investment styles.

You will find a discussion of these and other risks in the section entitled "Descriptions of Principal Investment Risks," beginning on page 40.

                          PAST PERFORMANCE OF FUND AND
                        PREDECESSOR LIMITED PARTNERSHIP

The following bar chart provides some indication of the risks of investing in the International Fund by showing you how the Fund's performance, measured in terms of the total return for each full calendar year since the inception of the Fund's predecessor, has varied from year-to-year. The table following the bar chart compares the Fund's average annual total returns over time to those of a broad-based securities market index.

The International Fund commenced operations on November 2, 1999 at which time the Fund's predecessor, Babson-Stewart Ivory International Limited Partnership III (the "Limited Partnership"), transferred all of its assets to the Fund in a tax free transaction. The performance shown in the bar chart and table below includes the performance results of the Limited Partnership for the period prior to the Fund's commencement of operations. In each case, the performance of the Limited Partnership has been adjusted to give effect to the estimated fees and expenses of the International Fund (without giving effect to any expense waivers or reimbursements) during the fiscal year ending October 31, 2002.

Although the Limited Partnership operated with investment objectives, policies and guidelines that were substantially the same as those of the International Fund, the Limited Partnership, unlike the Fund, was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by that Act. In addition, the Limited Partnership was not subject to Subchapter M of the Internal Revenue Code, which imposes certain limitations on the investment operations of the Fund. If the Limited Partnership had been registered under the 1940 Act and subject to Subchapter M of the Code, its performance might have been lower. AS WITH ALL MUTUAL FUNDS, PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT A PREDICTION OF FUTURE PERFORMANCE.

                            [BAR CHART APPEARS HERE]

-1.88%   7.66%   12.06%   2.49%   15.80%   31.88%   -10.42%   -29.79%   -18.07%
--------------------------------------------------------------------------------
 1994    1995     1996    1997     1998     1999      2000      2001      2002

Best Quarter: 4th Quarter 1999, 21.23%
Worst Quarter: 3rd Quarter 2002, -22.96%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
                    For the periods ended December 31, 2002*
--------------------------------------------------------------------------------
                                                                      Since
                                             Since                  Inception
                                1 Year      11/2/99**    5 Years    5/1/93***
--------------------------------------------------------------------------------
INTERNATIONAL FUND (AND PREDECESSOR LIMITED PARTNERSHIP)

Return Before Taxes             -18.07%     -14.78%       -4.68%      0.77%

Return After Taxes              -18.29%     -16.60%        N/A+       N/A+
  on Distributions

Return After Taxes              -10.98%     -11.30%        N/A+       N/A+
  on Distributions
  and Sale of Fund Shares

MSCI EAFE Index++               -15.66%     -12.94%       -2.62%      2.26%
--------------------------------------------------------------------------------

* After tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

** The inception date of the International Fund, upon receipt of transferred assets from its predecessor, the Limited Partnership.

*** The inception date of the Limited Partnership.

+ After tax returns for the Limited Partnership are not shown, as the Limited Partnership was subject to different tax treatment than a registered investment company for the period prior to its transfer into the International Fund.

++ Performance returns for the Index do not reflect the deduction of expenses, fees or taxes.

THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST INDEX (MSCI EAFE) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. It consists of 21 developed market country indices.

Both the chart and table assume reinvestment of dividends and distributions. The performance results in the bar chart and table reflect the effects of voluntary expense limitations in effect during the relevant periods. Without these limitations, the International Fund's return would have been lower.

                              EXPENSE INFORMATION

As an investor, you pay certain fees and expenses in connection with your investment. The table shown below describes the fees and expenses that you may pay if you buy and hold shares of the International Fund.

ANNUAL FUND OPERATING EXPENSES EXPRESSED
AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
(Expenses that are deducted from Fund assets)
  Management Fees                                  0.75%
  Distribution and Service (12b-1) Fees (1)         None
  Other Expenses (2)                               0.84%
                                                   -----
  Total Annual Fund Operating Expenses             1.59%
  Fee Waiver                                      (0.59%)
                                                   -----
  Net Expenses (3)                                 1.00%
                                                   =====

(1) The Fund has adopted (but not implemented) a distribution and service plan pursuant to Rule 12b-1 that permits payments by the Fund at an annual rate of up to 0.50% of the Fund's average daily net assets. See "Investing in the Funds -- Distribution and Service (Rule 12b-1) Plans."

(2) "Other Expenses" include accounting and audit fees, administrative fees, custodian fees, transfer agent fees, legal fees, registration fees, printing fees and fees paid to The DLB Fund Group's independent Trustees.

(3) The Manager has contractually agreed with the Fund to bear certain expenses for the current fiscal year to the extent that the Fund's Total Annual Fund Operating Expenses-other than brokerage commissions, hedging transaction fees and other investment related costs, extraordinary, non-recurring and certain other unusual expenses, such as litigation and other extraordinary legal expenses, securities lending fees and expenses, and transfer taxes-would otherwise exceed the percentage of the Fund's average daily net assets noted in the bottom line of the table. The Manager's expense agreement with the Fund is in effect through February 29, 2004, and will automatically continue for successive one-year periods unless either The DLB Fund Group or the Manager terminates the agreement by giving six months' written notice to the other party.

EXAMPLES
These examples are intended to help you compare the cost of investing in the International Fund with the cost of investing in other mutual funds.

The examples assume that you invest $10,000 in the International Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same, except that the expense reimbursement is reflected only for the first year of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

             1 YEAR     3 YEARS     5 YEARS     10 YEARS
              $102       $444        $810        $1,839

Since the International Fund does not impose any redemption fees, the figures shown would be the same whether or not you redeemed your shares at the end of a period.

DLB EMERGING MARKETS FUND

                              INVESTMENT OBJECTIVE

The investment objective of the DLB Emerging Markets Fund (the "Emerging Markets Fund") is to produce long-term growth of capital primarily through equity investments that will generally be concentrated in what the Subadvisor considers to be the developing markets around the world ("developing markets").

                        PRINCIPAL INVESTMENT STRATEGIES

WHERE THE FUND INVESTS: Under normal circumstances, the Emerging Markets Fund will invest substantially all (but no less than 80%) of its net assets in equity securities--including common stocks, convertible securities, depository receipts and preferred stocks--of companies that:

o  are domiciled in developing markets;
o  have their principal operations based in developing markets; or
o  have their principal securities trading market within developing markets.

INVESTMENT APPROACH: In pursuing its investment objective, the Emerging Markets Fund looks primarily for equity securities of well managed and financially sound growth companies operating in growth business areas. Although the Fund is primarily a growth investor, the Fund's Subadvisor, First State Investments International Limited, also considers the timing and valuation of potential investments, given the volatility of emerging stock markets.

Attractive companies are identified by the Subadvisor through a research-intensive, bottom-up investment approach that includes visits to relevant countries and, where possible, company visits. While stock selection is considered the key to successful investment, cultural, economic, political and thematic factors play an important part in the Fund's asset allocation process.

As a result of the Fund's focus on growth companies operating in growth business areas, the Fund will likely have a strong service industry bias. Few listed manufacturing companies in emerging economies possess the niche characteristics (brand names, dominant market share, hurdles for entrants, etc.) conducive to predictable and sustainable growth.

Under normal circumstances, the Subadvisor will try to limit the risks associated with investing in the stock markets of emerging markets by spreading the Fund's investments geographically and sectorally. Generally, the Fund does not intend to invest more than 20% of its total assets in any one particular country except that it may invest up to 30% of its total assets in each of South Korea, Mexico, Brazil, Israel or South Africa, and may invest up to 50% in Greater China (including Mainland China (via Hong Kong) and Taiwan).

CURRENCY HEDGING POLICY: The Emerging Markets Fund's general approach is to leave currency exposure unhedged. The Subadvisor considers currency outlook when determining the Fund's geographical diversification. Derivatives are not used, nor is currency exposure actively managed, to seek enhancements to investment returns. The Fund may, however, purchase foreign currencies or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions or reduce the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. In exceptional circumstances, the Fund may use forward foreign currency exchange contracts or other currency transactions to protect a position if fundamental or technical analysis suggests that is necessary.

The Emerging Markets Fund is designed to be an investment vehicle for that part of your capital which can appropriately be exposed to above-average risk.

                           PRINCIPAL INVESTMENT RISKS

There is no guarantee that the Emerging Markets Fund will achieve its objective, and you could lose money on your investment. Furthermore, the Subadvisor, despite using various investment and risk analysis techniques, may not achieve the results expected from an investment in the Fund.

The Emerging Markets Fund is subject to several risks, any of which could cause an investor to lose money. These include:

MARKET RISK: This is the risk that the price of a security or securities held by the Fund will fall due to changing economic, political or market conditions.

FOREIGN EMERGING MARKETS RISK: Emerging countries are subject to serious, and potentially continuing, economic, social and political problems or instability. Stock markets in many emerging countries are poorly regulated, relatively small, expensive and risky. Foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional regulatory restrictions may be imposed on foreign investors under emergency conditions. Risks generally associated with foreign securities and currencies also apply, often to a greater extent. These risks will be enhanced to the extent that the Emerging Markets Fund has significant investments in a single emerging market, such as China. Significant investments in a single emerging market increases the possibility that the value of the Fund could be greatly affected by events in that emerging market.

FOREIGN ISSUER RISK: The securities of foreign issuers can be less liquid and more volatile than those of U.S. issuers due to increased risk of adverse issuer, political, regulatory, market or economic developments.

FOREIGN CURRENCY RISK: This is the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change.

EQUITY SECURITIES RISK: Equity securities tend to be more volatile and riskier than some other investment options. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting the securities markets generally, an entire country, region, industry or sector or a particular company.

COMPANY RISK: Prices of securities react to the economic condition of the issuer. The Fund's investments in an issuer may rise and fall based on factors such as the issuer's actual and anticipated earnings, changes in management, and the potential for takeovers and acquisitions.

MANAGEMENT RISK: This is the risk that the Fund will underperform other funds with similar investment objectives due to poor investment decisions by the Subadvisor.

SMALL COMPANY RISK: Investing in securities of small companies may involve greater risk than investing in more established companies. Often, small companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines and financial resources and less experienced management. Also, because they may have fewer securities outstanding and the frequency and volume of trading may be less, these securities may be less liquid than securities of larger companies. Consequently, their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

EMERGING GROWTH COMPANIES RISK: Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Emerging growth companies often have limited product lines, markets and financial resources and may depend on management by one or a few key individuals. The shares of emerging growth companies may also suffer steeper than average price declines after disappointing earnings reports and are more difficult to sell at satisfactory prices.

LIQUIDITY RISK: Certain securities may be difficult to value or purchase or sell in a timely manner at a satisfactory price because of inadequate supply or demand. Liquidity risk also tends to increase to the extent that the Fund invests in unregistered or restricted securities, such as Rule 144A securities.

FORWARD FOREIGN CURRENCY CONTRACTS RISK: Although the Fund's general approach is to leave currency exposure unhedged, the Fund may (but is not required to) engage in forward foreign currency transactions in order to facilitate settlement of a Fund's transaction or to reduce the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in overall poorer performance for the Fund than if it had not engaged in forward foreign currency exchange contracts. Because forward contracts are agreements between parties, there is also some credit risk associated with using forward foreign currency contracts.

INVESTMENT STYLE RISK: Different equity investment styles (e.g., growth and value) go in and out of favor depending on market conditions. Therefore, this Fund's performance may be better or worse than other funds with different investment styles.

NON-DIVERSIFICATION RISK: Because the Fund may invest its assets in a small number of issuers, the Fund is more susceptible than a diversified fund to any economic, political or regulatory event adversely affecting a particular issuer.

You will find a discussion of these and other risks in the section entitled "Descriptions of Principal Investment Risks," beginning on page 40.

The following bar chart provides some indication of the risks of investing in the Fund by showing you how the Fund's performance, measured in terms of the total return for each full calendar year since the Fund's inception, has varied from year to year. The table following the bar chart compares the Fund's average annual total returns over time to those of a broad-based securities market index. AS WITH ALL MUTUAL FUNDS, PAST PERFORMANCE(BEFORE AND AFTER TAXES) IS NOT A PREDICTION OF FUTURE PERFORMANCE.

                                PAST PERFORMANCE

                            [BAR CHART APPEARS HERE]

                       -21.31%       3.63%       2.27%
--------------------------------------------------------------------------------
                         2000        2001        2002

Best Quarter: 1st Quarter 2001, 21.25%
Worst Quarter: 3rd Quarter 2001, -20.50%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
                    For the periods ended December 31, 2002*
--------------------------------------------------------------------------------
                                                               Since
                                                             Inception
                                               1 Year         11/1/99
EMERGING MARKETS FUND

Return Before Taxes                             2.27%          0.71%

Return After Taxes on Distributions             1.61%         -1.36%

Return After Taxes on Distributions             1.53%         -0.45%
and Sale of Fund Shares

MSCI EMF Index**                               -6.00%         -7.47%
--------------------------------------------------------------------------------

* After tax returns shown in the table are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

** Performance returns for the index do not reflect the deduction of expenses, fees or taxes.

MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX (MSCI EMF). The MSCI EMF Index is a free float-adjusted market capitalization index measuring equity performances in 26 global emerging markets.

Both the chart and table assume reinvestment of dividends and distributions. The performance results shown in the chart and table reflect the effects of voluntary expense limitations in effect during the relevant periods. Without these limitations, the Emerging Markets Fund's returns would have been lower.

                              EXPENSE INFORMATION

As an investor, you pay certain fees and expenses in connection with your investment. The table shown below describes the fees and expenses that you may pay if you buy and hold shares of the Emerging Markets Fund.

ANNUAL FUND OPERATING EXPENSES EXPRESSED
AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
(Expenses that are deducted from Fund assets)

    Management Fees                                1.25%
    Distribution and Service (12b-1) Fees(1)       None
    Other Expenses(2)                              0.78%
                                                   -----
    Total Annual Fund Operating Expenses           2.03%
    Fee Waiver                                    (0.28%)
                                                   -----
    Net Expenses(3)                                1.75%
                                                   =====

(1) The Fund has adopted (but not implemented) a distribution and service plan pursuant to Rule 12b-1 that permits payments by the Fund at an annual rate of up to 0.50% of the Fund's average daily net assets. See "Investing in the Funds-- Distribution and Service (Rule 12b-1) Plans."

(2) "Other Expenses" include accounting and audit fees, administrative fees, custodian fees, transfer agent fees, legal fees, registration fees, printing fees and fees paid to The DLB Fund Group's independent Trustees.

(3) The Manager has contractually agreed with the Fund to bear certain expenses for the current fiscal year to the extent that the Fund's Total Annual Fund Operating Expenses--other than brokerage commissions, hedging transaction fees and other investment related costs, extraordinary, non-recurring and certain other unusual expenses, such as litigation and other extraordinary legal expenses, securities lending fees and expenses, and transfer taxes--would otherwise exceed the percentages of the Fund's average daily net assets noted in the bottom line of the table. The Manager's expense agreement with the Fund is in effect through February 29, 2004, and will automatically continue for successive one-year periods unless either The DLB Fund Group or the Manager terminates the agreement by giving six months' written notice to the other party.

EXAMPLES
These examples are intended to help you compare the cost of investing in the Emerging Markets Fund with the cost of investing in other mutual funds.
The examples assume that you invest $10,000 in the Emerging Markets Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same, except that the expense reimbursement is reflected only for the first year of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 Year     3 Years     5 Years     10 Years
                  $178       $610        $1,067      $2,336

Since the Emerging Markets Fund does not impose any redemption fees, the figures shown would be the same whether or not you redeemed your shares at the end of each period.

                   DESCRIPTIONS OF PRINCIPAL INVESTMENT RISKS

This section explains the principal investment risks associated with investments in the Funds. These risks are the primary reasons for possible decreases in the value of your investments in the Funds. The Fund summaries, on pages 1 to 39, identify which of these risks apply to each Fund. The types of risks and the extent to which they affect the value of your investment in the Funds may change over time, particularly as the types of investments made by the Funds change.

COMPANY RISK
A company's economic condition influences the prices of its securities. The price of any security held by any Fund may rise or fall for a number of reasons, including but not limited to the following:

  o management decisions
  o changes in management
  o changing demand for the company's goods or services
  o changes in or differences between actual and anticipated earnings
  o the potential for takeovers and acquisitions
  o increased production costs
  o stricter government regulations
  o a rating agency downgrade
  APPLIES TO: ALL FUNDS

CONVERTIBLE SECURITIES RISK
Because convertible securities can be converted into equity securities, their value normally will vary in some proportion with those of the underlying equity securities. Due to the conversion feature, convertible securities generally yield less than non-convertible fixed income securities of similar credit quality and maturity. The High Yield Fund's investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially or it would otherwise be disadvantageous to do so.
APPLIES TO: HIGH YIELD FUND,
            INTERNATIONAL FUND

CREDIT RISK
The issuer of a fixed income security may not be able to pay principal and/or interest when due. The value of a fixed income security generally will fall if the issuer fails to pay principal or interest when due, a rating agency downgrades the issuer or other information negatively influences the market's perceptions of the issuer's credit risk.

Certain lower-rated investment grade fixed income securities and comparable unrated securities in which a Fund may invest have speculative characteristics. Changes in economic conditions or adverse developments affecting particular companies or industries are more likely to lead to a weakened capacity to make principal and interest payments on such obligations than in the case of higher-rated securities.

As explained in the Appendix, the High Yield Fund invests primarily in, and the Fixed Income Fund may hold up to 5% of its assets in, non-investment grade securities. Lower quality debt instruments involve greater volatility of price and yield, and greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition, which would affect the ability of the issuer to make payments of principal and interest. The market price for lower quality securities generally responds to short-term corporate and market developments to a greater extent than high-rated securities because these developments are perceived to have a more direct relationship to the ability of an issuer of lower quality securities to meet its ongoing debt obligations.

The Funds may at times invest in zero coupon fixed income securities, payment-in-kind fixed income securities, and deferred interest fixed income securities. These types of securities allow an issuer to avoid generating cash to make current interest payments. As a result, these bonds involve greater credit risk and are subject to greater price fluctuations than fixed income securities that pay current interest in cash.

To the extent that a Fund invests in foreign securities, it is subject to increased credit risk because of the difficulties of requiring foreign entities to honor their contractual commitments and because a number of foreign governments and other issuers are already in default.
APPLIES TO: FIXED INCOME FUND, HIGH YIELD FUND

EMERGING GROWTH COMPANIES RISK
Investments in emerging growth companies may exhibit more abrupt or erratic market movements because they may have one or more of the following characteristics:

  o limited product lines, markets and financial resources, including access to capital
  o management by one or a few key
    individuals
  o securities that are less liquid and fewer in number
  o securities that trade less frequently and in limited volume
  o shorter operating history
  o less experienced management

These characteristics, among others, may cause the securities of emerging growth companies to suffer steeper than average price declines after disappointing earnings reports and to be more difficult to sell at satisfactory prices. APPLIES TO: SMALL COMPANY OPPORTUNITIES FUND,
            INTERNATIONAL FUND,
            EMERGING MARKETS FUND

EQUITY SECURITIES RISK
All of the Funds except the Fixed Income Fund and the High Yield Fund invest primarily in equity securities. Equity securities are securities that represent an ownership interest (or the right to acquire an ownership interest) in a company. Although these types of securities offer greater potential for long-term growth, they are more volatile and more risky than some other forms of investment. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting the securities market generally, an entire industry or sector or a particular company. Therefore, the value of your investment in a Fund may decrease.
APPLIES TO: ALL FUNDS EXCEPT FIXED INCOME FUND
            AND HIGH YIELD FUND

FOREIGN CURRENCY RISK
Investments in securities denominated in foreign currencies are at times more volatile than investments in securities denominated in U.S. dollars. These securities involve the risk that their values, in terms of U.S. dollars, may fluctuate without any change in the inherent value of the securities due to changes in the currency exchange rate. In addition, certain foreign countries present the risk that they may impose currency exchange controls. Although ADRs are U.S. dollar denominated securities and pay dividends in U.S. dollars, they do not eliminate the currency risks associated with investing in a non-U.S. company.
APPLIES TO: INTERNATIONAL FUND,
            EMERGING MARKETS FUND

FOREIGN ISSUER RISK
Investments in the securities of foreign companies and securities traded primarily in foreign markets are generally less liquid and at times more volatile than investments in the securities of domestic companies and securities traded in domestic markets. They also involve a variety of special risks, including risks of:

  o less rigorous accounting, auditing and financial reporting standards than are customary in the United States

  o adverse political or regulatory developments
  o higher trading and settlement costs
  o limited public information
  o limited, slower or more costly legal
    remedies
  o special tax considerations
  o a company borrowing in currencies different from its revenue stream
  o communications between the United States and foreign countries being less reliable than within the United States
  o a Fund's agent having difficulty keeping informed about corporate actions which may affect the prices of portfolio securities

Foreign securities in which a Fund may invest include foreign issuers represented by ADRs, which are receipts typically issued by a United States bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted and are subject to many of the risks associated with owning the underlying foreign security.

If a Fund concentrates a substantial amount of its assets in issuers located in a single country or a limited number of countries, it assumes the risk that economic, political and social conditions in that country or those countries will have a significant impact on its investment performance.
APPLIES TO: FIXED INCOME FUND,
            INTERNATIONAL FUND,
            EMERGING MARKETS FUND

FOREIGN EMERGING MARKETS RISK
In addition, beyond the general risks associated with any foreign investment, certain foreign countries present the following risks:

  o expropriation of assets
  o imposition of currency exchange controls
  o confiscatory taxation
  o limitations on investments in certain
    issuers in those countries
  o limitations on expatriation of cash
    and/or assets
  o political, social or financial instability
  o adverse diplomatic developments
  o restricted stock market access
  o volatile stock markets
  o limited stock market regulation

This set of risks represents the risks generally associated with "emerging markets." Emerging markets are those countries in the initial stages of their industrialization cycles with low per capita income. Emerging markets have demonstrated greater volatility than the markets of countries with economies that are more mature.

If a Fund concentrates a substantial amount of its assets in issuers located in a single country or a limited number of countries, it assumes the risk that economic, political and social conditions in that country or those countries will have a significant impact on its investment performance. Investment in certain foreign countries or emerging markets may exacerbate this risk.
APPLIES TO: INTERNATIONAL FUND,
            EMERGING MARKETS FUND

FORWARD FOREIGN CURRENCY CONTRACTS RISK
A forward foreign currency exchange contract is a contract individually negotiated and privately traded by currency traders and their customers. A forward contract involves an obligation to purchase or sell a specific currency for an agreed price at a future date, which may be any fixed number of days from the date of the contract. A forward contract may be for a single price or for a range of prices. A Fund would be required to segregate assets to cover forward foreign currency exchange contracts that require it to purchase foreign currency.

The purpose of entering into these contracts is to facilitate settlement of a Fund's transaction or to minimize the risk to a Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. At the same time, these contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in forward currency exchange contracts. Because forward contracts are agreements between parties, there is also some credit risk associated with using forward foreign currency contracts. APPLIES TO: INTERNATIONAL FUND,
            EMERGING MARKETS FUND

INTEREST RATE RISK
The values of fixed income securities, such as bonds, notes and asset-backed securities, generally vary inversely to changes in prevailing interest rates. For example, when interest rates rise, the values of fixed income securities tend to fall. Fluctuations in the values of fixed income securities held by a Fund will not affect the income paid by the Fund but will affect the value of the Fund's shares.

Interest rate risk will have a greater influence on the price of a fixed income security if the security has a longer maturity or duration. Fixed income securities with longer maturities or durations therefore are more volatile than fixed income securities with shorter maturities or durations. The average maturity of a Fund's fixed income investments will affect the volatility of the Fund's share price.
APPLIES TO: FIXED INCOME FUND,
            HIGH YIELD FUND

INVESTMENT STYLE RISK
Different equity investment styles (e.g., growth and value) go in and out of favor depending on market conditions. Therefore, there is a risk that a Fund may underperform other funds with different investment styles.

In addition, there are special risks investing in "value" stocks or stocks that are otherwise out of favor with investors. The factors causing a stock's unpopularity may continue longer than expected or may worsen. These factors may range from a drop in earnings expectations to a major business problem. As a result, the stock's value may drop, or it may not appreciate as the Manager or Subadvisor expected. Furthermore, unpopular stocks involve the risk that even if a company experiences improved performance, the price of its stock may drop, or it may not rise in conjunction with the improvement in performance as the Manager or Subadvisor expected.

As with investing in "value" stocks, there are special risks involved in investing in "growth" companies. The prices of growth company securities may fall to a greater extent than the overall equity markets due to changing economic, political or market factors. Growth company securities tend to be more volatile in terms of price swings and trading volume than value stocks. Growth companies, especially technology-related companies, have seen dramatic rises and falls in stock valuations. Funds investing in these types of companies also are exposed to the risk that the market may deem their stock prices over-valued, which could cause steep and/or volatile price swings.
APPLIES TO: ALL FUNDS EXCEPT FIXED INCOME
            FUND AND HIGH YIELD FUND

LIQUIDITY RISK

Securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), including securities issued in accordance with Rule 144A under the 1933 Act ("Restricted Securities"), present certain risks. Investments in Restricted Securities could cause the liquidity of a Fund to decrease if the market's interest for those securities decreases, particularly because the market for these securities may be limited to certain qualified investors. Securities that involve substantial interest rate risk or credit risk, such as lower rated fixed income securities, also often involve greater liquidity risk.

This means that, because there may not be adequate supply or demand for a security, a Fund may not be able to sell those securities when it wants to, and the Fund may have to sell those securities at an unsatisfactory price. Market quotations may be less readily available for Restricted Securities, and thus judgment may play a greater role in the valuation of these securities than it would in the valuation of unrestricted securities.

In foreign markets, and particularly in emerging markets, investing in securities not registered under applicable securities laws may exacerbate the risks of investing as described for domestic Restricted Securities. Investing in registered securities of companies located in foreign or emerging markets, as the case may be, also involves liquidity risk. In particular, the liquidity of such securities and the information available regarding such securities may be extremely limited due to poorly organized stock markets, government controls or otherwise.

In addition, either the Fixed Income Fund or the High Yield Fund, by itself or together with other funds managed by the Manager, may own all or most of the fixed-income securities of a particular issuer. This concentration of ownership may make it more difficult to sell, or determine the fair value of, these investments.
APPLIES TO: FIXED INCOME FUND,
            HIGH YIELD FUND,
            INTERNATIONAL FUND,
            EMERGING MARKETS FUND

LOWER-RATED FIXED INCOME
SECURITIES RISK
Lower-rated fixed income securities, which are also known as "junk bonds," and comparable unrated securities in which the High Yield Fund and, to a more limited extent, the Fixed Income Fund invest, have speculative characteristics. Changes in economic conditions or adverse developments affecting particular companies or industries are more likely to lead to a weakened capacity to make principal and interest payments on such obligations than in the case of higher-rated securities.

The High Yield Fund may hold any portion of its assets in lower rated (i.e., below investment grade) securities. Lower rated fixed income securities involve greater volatility of price and yield, and greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition which would affect the ability of the issuer to make payments of principal and interest. The market price for lower rated fixed income securities generally responds to shortterm corporate and market developments to a greater extent than high-rated securities because these developments are perceived to have a more direct relationship to the ability of an issuer of lower rated fixed income securities to meet its ongoing obligations.

Since the High Yield Fund may invest in fixed income securities issued in connection with corporate restructurings by highly leveraged issuers or in fixed income securities that are not current in the payment of interest or principal (i.e., in default), the Fund may be subject to greater credit risk because of these investments. Securities that are rated CCC or below by Standard & Poor's or Caa or below by Moody's Investors Service, Inc. (see Appendix B for more information) are generally regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing.
APPLIES TO: FIXED INCOME FUND,
            HIGH YIELD FUND

MANAGEMENT RISK

The Manager or the Subadvisor, as applicable, has discretion to determine the investments made by each Fund, and no Fund is passively managed. A Fund may therefore underperform other funds with similar investment objectives due to poor investment decisions by the Manager or the Subadvisor, and its return may be lower than the performance of the index with which it is compared.
APPLIES TO: ALL FUNDS

MARKET RISK
The value of the securities held by the Funds may fall due to changing economic, political or market conditions, the general outlook for corporate earnings, changing interest rates, investor sentiment or disappointing earnings results. APPLIES TO: ALL FUNDS

MORTGAGE- AND ASSET-BACKED
SECURITIES RISK
Credit Risk--As with fixed income securities generally, mortgage- and asset-backed securities present the risk that the issuer will default on principal and interest payments. The U.S. Government or its agencies guarantee the payment of principal and interest on some mortgage-backed securities, but in other cases it may be difficult to enforce rights against the assets underlying other mortgage- and asset-backed securities when an issuer defaults. Nevertheless, insurance or other forms of guarantee may support mortgage- and asset-backed securities issued by private lending institutions or other financial intermediaries, although the existence of such insurance or other forms of guarantee does not eliminate the risk of loss.

Maturity Risk--MORTGAGE-BACKED SECURITIES: A mortgage-backed security matures when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates change.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased prepayment rate on a Fund's mortgage-backed securities will result in an unforeseen loss of interest income to the Fund. In addition, because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as those of other fixed income securities when interest rates fall. Furthermore, increased prepayments may have to be reinvested, in turn, at lower interest rates.

When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased prepayment rate lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgagebacked securities may decrease more than prices of other fixed income securities when interest rates rise.

COLLATERALIZED MORTGAGE OBLIGATIONS:
Collateralized mortgage obligations (CMOs) are a type of mortgage-backed security. CMOs are issued in separate classes with different expected maturities. As its underlying mortgage pool experiences prepayments, a CMO pays off investors in classes in accordance with the CMO's governing instrument (generally, the CMO first pays investors who have purchased classes with shorter expected maturities). By investing in CMOs, a Fund may better manage the prepayment risk of mortgage-backed securities. However, unanticipated prepayments may cause the actual maturity of a CMO to be substantially shorter than its expected maturity, and prepayments at levels lower than expected may cause the actual maturity of a CMO to be longer than its expected maturity. These changes in a CMO's maturity could result in declines in the CMO's value.

ASSET-BACKED SECURITIES: Asset-backed securities are securities that are backed by pools of obligations, such as pools of automobile loans, educational loans and credit card receivables, both secured and unsecured. Asset-backed securities have prepayment risks similar to those of mortgage-backed securities. However, the levels of principal prepayment tend not to vary much with interest rates, and the short-term nature of the assets underlying asset-backed securities tends to dampen the impact of changes in the levels of prepayment. In addition, the following may cause holders of asset-backed securities to experience delays in payment on the securities, which may result in losses to a Fund holding the securities:

  o unanticipated legal or administrative costs of enforcing the contracts on the assets
  o depreciation of the collateral securing the contracts
  o damage to or destruction of the collateral securing the contracts
APPLIES TO: FIXED INCOME FUND

NON-DIVERSIFICATION RISK
Each Fund, except the Enhanced Index Core Equity Fund, Enhanced Index Growth Fund and

Enhanced Index Value Fund, is non-diversified, which means that it may invest a relatively high percentage of its assets in the securities of relatively few issuers. Investment in the securities of a limited number of issuers may increase the risk of loss to a Fund should there be a decline in the market value of any one portfolio security. Investment in a nondiversified fund therefore entails greater risks than investment in a diversified fund. Given that the Funds are not diversified, no Fund is intended to be a complete investment program.
APPLIES TO: ALL FUNDS, EXCEPT ENHANCED INDEX
            CORE EQUITY FUND, ENHANCED INDEX
            GROWTH FUND, ENHANCED INDEX
            VALUE FUND

PREFERRED STOCK RISK
Like other equity securities, preferred stock is subject to the risk that its value may decrease. Preferred stock may be more volatile and riskier than other forms of investment. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions or call/ redemption provisions that can negatively affect its value when interest rates decline. In addition, in the event of liquidation of a corporation's assets, the rights of preferred stock generally are subordinate to the rights associated with a corporation's debt securities.
APPLIES TO: HIGH YIELD FUND,
            INTERNATIONAL FUND

PORTFOLIO TURNOVER RISK

Changes are made in a Fund's portfolio whenever the Manager believes such changes are desirable. Short-term transactions may result from liquidity needs, securities having reached a price objective, purchasing securities in anticipation of relatively shortterm price gains, changes in the outlook for a particular company or by reason of economic or other developments not foreseen at the time of the investment decision. Portfolio turnover rates are generally not a factor in making buy and sell decisions. Consequently, the Fund's portfolio turnover may be high. Increased portfolio turnover rates will result in higher costs from brokerage commissions, dealermark- ups and other transaction costs and may also result in higher capital gains taxes. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.
APPLIES TO: ENHANCED INDEX CORE EQUITY FUND,
            ENHANCED INDEX GROWTH FUND,
            ENHANCED INDEX VALUE FUND,
            SMALL COMPANY OPPORTUNITIES FUND

SMALL COMPANY RISK
The securities of mid cap, small cap and micro cap companies may change in value more than those of larger, more established companies because mid cap, small cap and micro cap companies are more likely to:

  o depend upon a single proprietary product or market niche;
  o have limited product lines, markets or financial resources;
  o depend on a limited management group,
  o have fewer, less liquid securities
    outstanding; and
  o have securities that trade less frequently and in limited volume.

In general, the securities of mid cap, small cap and micro cap companies are more sensitive to purchase and sale transactions. Therefore, the prices of those securities tend to be more volatile than the prices of securities of larger companies.

In many instances, the securities of mid cap, small cap and micro cap companies are traded only over-the-counter or on a regional securities exchange. Furthermore, the frequency and volume of their trading are substantially lower than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. When disposing of these securities, a Fund may have to sell at discounts from quoted prices, settle for a less than satisfactory price or make a series of small sales over an extended period of time.
APPLIES TO: SMALL COMPANY OPPORTUNITIES FUND,
            SMALL CAP VALUE FUND,
            INTERNATIONAL FUND,
            EMERGING MARKETS FUND

TEMPORARY DEFENSIVE POSITIONS

ALL FUNDS (OTHER THAN INTERNATIONAL FUND
AND EMERGING MARKETS FUND)
Each Fund may (but is not required to), from time to time, take temporary defensive positions in securities convertible into common stocks, preferred stocks, high grade bonds, U.S. Government securities, money market instruments, cash or other short-term debt obligations readily changeable to cash, such as commercial paper or repurchase agreements, or other defensive issues in attempting to respond to adverse market, economic, political or other conditions. Keep in mind that a temporary defensive strategy still has the possibility of losing money and may prevent a Fund from achieving its investment objective.

INTERNATIONAL FUND AND
EMERGING MARKETS FUND
The International Fund and the Emerging Markets Fund each may (but is not required to), from time to time, hold fixed income securities (including those of foreign governments or companies) for temporary defensive purposes when the Subadvisor believes that prevailing market, economic, political or currency conditions so warrant and for temporary investment. Similarly, each Fund may (but is not required to) invest in cash and cash equivalents (including foreign money market instruments, such as banker's acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements) for temporary defensive purposes and liquidity. Although each Fund expects to be primarily invested in foreign issues, each Fund may (but is not required to) --for temporary defensive purposes -- invest in U.S. issues, including cash and cash equivalents and high quality, short-term obligations. In addition, each Fund may enter into repurchase agreements. Keep in mind that a temporary defensive strategy still has the possibility of losing money and may prevent a Fund from achieving its investment objective.

ALL FUNDS (OTHER THAN THE CORE GROWTH
FUND, VALUE FUND AND INTERNATIONAL FUND)
Under normal circumstances, each Fund will comply with its 80% investment requirement. However, each Fund may (but is not required to), from time to time, depart temporarily from its 80% investment requirement to avoid losses in response to adverse market, economic, political or other conditions, as well as other limited, appropriate circumstances, such as, but not limited to, unusually large cash flows or redemptions. Keep in mind that a temporary defensive strategy still has the possibility of losing money and may prevent a Fund from achieving its investment objective.

HOW THE FUNDS ARE MANAGED

THE MANAGER
Each Fund is advised and managed by its Manager, David L. Babson & Company Inc. Founded in 1940, the Manager provides investment advisory services to a substantial number of institutional and other investors, including other registered investment companies. As of December 31, 2002, the Manager had over $73 billion in assets under management. The Manager's principal locations are One Memorial Drive, Cambridge, Massachusetts 02142, and 1500 Main Street, Springfield, Massachusetts 01115.

Under separate Management Contracts relating to each Fund, the Manager selects and reviews each Fund's investments and provides executive and other personnel for the management of The DLB Fund Group. The Manager carries out its duties subject to the policies adopted by The DLB Fund Group's Board of Trustees.

THE SUBADVISOR
The Manager employs at its own expense the Subadvisor, First State Investments International Limited ("First State"), to manage the investment portfolios of the International Fund and the Emerging Markets Fund. The Subadvisor assumed subadvisory responsibilities for the Funds on February 21, 2003. Prior to that, the Manager employed Babson-Stewart Ivory International ("BSII") to manage the investment portfolios of the International Fund and the Emerging Markets Fund. BSII was established in 1987 as a general partnership that is 50% owned by the Manager and 50% owned by First State. The investment personnel managing each Fund at First State are the same as those previously managing for BSII.

First State, whose principal place of business is 23 St. Andrew Square, Edinburgh, Scotland EH2 1BB, is an indirect subsidiary of Colonial First State Group Limited, an international financial services group and a subsidiary of The Commonwealth Bank of Australia. First State and its predecessor organizations have been managing investments internationally from offices in the United Kingdom since 1873. First State also provides investment advisory services to institutional and other investors, including other registered investment companies.

INVESTMENT ADVISORY FEES
For the fiscal year ended October 31, 2002, each Fund paid the Manager an investment management fee as follows:

                                              Management Fee
                                           (as a % of Average
Name of Fund                                Daily Net Assets)
Fixed Income Fund                                 0.40%
High Yield Fund                                   0.50
Value Fund                                        0.55
Core Growth Fund                                  0.55
Enhanced Index Core Equity Fund                   0.50
Enhanced Index Growth Fund                        0.50
Enhanced Index Value Fund                         0.50
Small Company Opportunities Fund                  1.00
Small Capitalization Value Fund                   0.70
International Fund                                0.75
Emerging Markets Fund                             1.25

The current investment management fee paid by each Fund to the Manager is identified under "Expense Information" for each Fund, in the "About the Funds" section of the Prospectus.

PORTFOLIO MANAGERS

FIXED INCOME FUND: MARY WILSON KIBBE, Managing Director of the Manager, and DAVID L. NAGLE, Managing Director of the Manager, are primarily responsible for the day-to-day management of the Fixed Income Fund. Ms. Kibbe became primarily responsible for the day-to-day management of the Fund effective October 21, 1999, the date on which she joined the Manager. Prior to that, Ms. Kibbe, who has 25 years of investment experience, had worked as a portfolio manager at Massachusetts Mutual Life Insurance Company ("MassMutual") since 1982. Mr. Nagle, a Chartered Financial Analyst, has 17 years of investment experience with the Manager, and has been involved with the Fund since its inception. They are assisted in the day-to-day management of the Fund by a team of investment professionals at the Manager.

HIGH YIELD FUND: CLIFFORD NOREEN, Managing Director of the Manager (since January 1, 2000), and JILL FIELDS, Managing Director of the Manager (since January 1, 2000) have been the portfolio managers of the High Yield Fund since its inception. From 1985 through 1999, Mr. Noreen had been employed as an investment professional by MassMutual. From 1997 through 1999, Ms. Fields had been employed as an investment professional by MassMutual. From 1992 to 1997, she was Director of Corporate Bond Research at ITT Hartford Insurance Companies.

VALUE FUND: ANTHONY M. MARAMARCO, Managing Director of the Manager, and MICHAEL
P. STACK, Managing Director of the Manager, share primary responsibility for the day-to-day management of the Value Fund. Mr. Maramarco, who has 20 years of investment experience, has been employed by the Manager (and a company which merged into the Manager) since 1993. Mr. Maramarco became responsible for the day-to-day management of the Fund effective May 27, 1999, having assisted in the Management of the Fund since 1997. Michael P. Stack, a Chartered Financial Analyst, joined the Manager as a Managing Director and large cap portfolio manager in 2002. From 1997 to 2002, Mr. Stack was employed at Putnam Investments, where he most recently co-managed mutual funds and institutional accounts. Prior to that, he was a portfolio manager at Independence Investment Associates. Mr. Stack became responsible for co-management of the Value Fund effective February 28, 2003, having assisted Mr. Maramarco in the management of the Fund since December 2002. Mr. Maramarco and Mr. Stack are assisted in the day-to-day management of the Fund by a team of investment professionals at the Manager.

CORE GROWTH FUND: JAMES B. GRIBBELL, Managing Director of the Manager, and PAUL
R. DAVIS, Managing Director of the Manager, share primary responsibility for the day-to-day management of the Core Growth Fund. Mr. Gribbell, a Chartered Financial Analyst with 12 years of investment experience, has been employed by the Manager in portfolio management for over 7 years. He has managed the Fund since its inception. Mr. Davis, also a Chartered Financial Analyst, has been managing portfolios for more than 13 years, first as a Partner and Director at Yeager, Wood and Marshall in New York from 1990 to 1996 and then at Hagler, Mastrovita and Hewitt in Boston from 1996 to 1998. Mr. Davis became responsible for co-management of the Core Growth Fund effective February 28, 2003, having assisted Mr. Gribbell in the management of the Fund since December 2002. Mr. Gribbell and Mr. Davis are assisted in the day-to-day management of the Fund by a team of investment professionals at the Manager.

ENHANCED INDEX CORE EQUITY FUND, ENHANCED INDEX GROWTH FUND AND ENHANCED INDEX VALUE FUND: MICHAEL FARRELL, Managing Director of the Manager, and CHRIS C. CAO, Managing Director of the Manager, share primary responsibility for the day-to-day management of the DLB Enhanced Index Core Equity Fund, the DLB Enhanced Index Growth Fund and the DLB Enhanced Index Value Fund. Mr. Farrell has over 14 years of industry experience, most recently as a quantitative portfolio manager at Aeltus

Investment Management for six years before joining the Manager in 2000. Mr. Cao, a Chartered Financial Analyst, has over 5 years of industry experience, having been employed at Aeltus Investment Management and more recently at INVESCO before joining the Manager in 2001.

SMALL COMPANY OPPORTUNITIES FUND: PAUL S. SZCZYGIEL and ROBERT K. BAUMBACH are primarily responsible for the day-to-day management of the Small Company Opportunities Fund. Mr. Szczygiel is a Managing Director of the Manager and a Chartered Financial Analyst. He has over 19 years of investment experience and has managed the Fund since its inception. Mr. Szczygiel has been employed by the Manager (and a company which merged into the Manager) in portfolio management since 1994, prior to which he was an Associate Director at Bear Stearns. Mr. Baumbach, also a Managing Director of the Manager and a Chartered Financial Analyst, has 18 years of investment experience. He has been employed by the Manager since November 1999, prior to which he was a Senior Vice President and Senior Analyst at Putnam Investments. Mr. Baumbach has co-managed the Fund since joining the Manager. Mr. Szczygiel and Mr. Baumbach are supported by a team of investment professionals at the Manager.

SMALL CAP VALUE FUND: LANCE F. JAMES, Managing Director of the Manager, is primarily responsible for the day-to-day management of the Small Cap Value Fund. Mr. James has been employed by the Manager since 1986 and has been a Portfolio Manager since 1991. He has been primarily responsible for the day-to-day management of the Fund since its inception. Mr. James is assisted in the day-to-day management of the Fund by a team of investment professionals at the Manager.

INTERNATIONAL FUND: THOMAS MERMAGEN, Senior Portfolio Manager of the Subadvisor, became the Portfolio Manager of the International Fund effective September 20, 2002. Mr. Mermagen joined First State in August 2002 as a member of the global equity team. Prior to this Mr. Mermagen was employed ten years with Schroder Investment Management, where his duties included, among others, heading up the research team in Japan and working on a team managing global equity portfolios. Mr. Mermagen is assisted by a team of investment professionals at First State who have responsibility for specific countries and sectors.

EMERGING MARKETS FUND: ANGUS J. TULLOCH is primarily responsible for the day-to-day management of the Emerging Markets Fund. Mr. Tulloch, who is a head of First State Investments, U.K.-based Global Emerging Markets team, has been employed by First State and its predecessors for over 14 years. Mr. Tulloch has managed the Fund since its inception. He is assisted by a team of investment professionals at First State who have responsibility for specific countries and sectors.

CERTAIN PERFORMANCE INFORMATION
RELATED TO OTHER ACCOUNTS
BABSON GROWTH FUND
The information presented below provides related performance information that may be useful to consider before investing in the DLB Core Growth Fund. THE QUOTED PERFORMANCE DATA BELOW DOES NOT REPRESENT THE HISTORICAL PERFORMANCE OF THE DLB CORE GROWTH FUND AND SHOULD NOT BE INTERPRETED AS BEING INDICATIVE OF THE PAST OR FUTURE PERFORMANCE OF THE FUND. The expenses, timing of purchases and sales of portfolio securities, availability of cash flows, brokerage commissions, portfolio composition and investment policies of the DLB Core Growth Fund, as well as any changes in market conditions, are all reasons that the performance results of the Fund may vary from the related performance results shown below.

In addition to serving as investment advisor to the DLB Core Growth Fund, the Manager has also served as the investment subadvisor to the Babson Growth Fund since its inception. The Babson Growth Fund is a registered investment company having substantially similar (although not necessarily identical) investment objectives, policies and strategies as the DLB Core Growth Fund. James B. Gribbell, a portfolio manager of the DLB Core Growth Fund, has been the individual primarily responsible for the day-today management of the Babson Growth Fund since January 1, 1996. From 1993 to 1995, Mr. Gribbell was the assistant portfolio manager of the Babson Growth Fund.

The bar chart below illustrates the variability of returns achieved by the Manager for the Babson Growth Fund. The table following the bar chart compares the average annual total returns that the Manager achieved for the Babson Growth Fund over time to those of a broad-based securities market index and to those of an index of securities comparable to those in which the Babson Growth Fund invests.

                            [BAR CHART APPEARS HERE]

10.28%  -0.57%  31.43%  21.80%  27.99%  32.25%  12.58%  -7.85%  -20.47%  -25.56%
--------------------------------------------------------------------------------
 1993    1994    1995    1996    1997    1998    1999    2000     2001     2002

Best Quarter: 4th Quarter 1998, 26.24%
Worst Quarter: 3rd Quarter 2001, -20.46%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
                              For Similar Account*
                    For the periods ended December 31, 2002
--------------------------------------------------------------------------------
                                        1 Year    3 Years    5 Years    10 Years
Babson Growth                          -25.56%    -18.29%     -4.08%      6.20%
Fund

S&P 500(R) Index**                     -22.10%    -14.55%     -0.59%      9.35%

Russell 1000                           -27.88%    -23.64%     -3.84%      6.70%
Growth Index**
--------------------------------------------------------------------------------
* As of December 31, 2002, the Babson Growth Fund had $190 million in assets.

** Both the chart and table assume reinvestment of dividends and distributions. Performance returns for the indices do not reflect the deduction of expenses, fees or taxes.

The STANDARD & POOR'S 500(R) Index (S&P 500 Index) is a broad-based index of common stocks frequently used as a general measure of stock market performance.

The RUSSELL 1000 GROWTH INDEX is an unmanaged index that contains those Russell 1000 Index securities with a greater-thanaverage growth orientation. Securities in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth than the value universe.

SMALL CAP VALUE ACCOUNTS
The information presented below provides related performance information that may be useful to consider before investing in the Small Cap Value Fund. THE QUOTED PERFORMANCE DATA BELOW DOES NOT REPRESENT THE HISTORICAL PERFORMANCE OF THE SMALL CAP VALUE FUND AND SHOULD NOT BE INTERPRETED AS BEING INDICATIVE OF THE PAST OR FUTURE PERFORMANCE OF THE FUND. The expenses, timing of purchases and sales of portfolio securities, availability of cash flows, brokerage commissions, portfolio composition and investment policies of the Small Cap Value Fund, as well as any changes in market conditions, are all reasons that the performance results of the Fund may vary from the related performance results shown below.

In addition to serving as investment advisor to The DLB Fund Group, the Manager has also served, since August 1, 1991, as the investment manager of other accounts that have investment objectives, policies and strategies that are substantially similar (although not necessarily identical) to those of the Small Cap Value Fund (collectively, the "Small Cap Value Accounts"). Lance F. James, the Small Cap Value Fund's portfolio manager, has also been the portfolio manager of the Small Cap Value Accounts since 1991.

The performance information shown below is based on a composite of the Small Cap Value Accounts adjusted to give effect to the higher estimated fees and expenses of the Small Cap

Value Fund (without giving effect to any expense waivers or reimbursements) during the 2002 fiscal year. The bar chart below illustrates the variability of returns achieved by the Manager for the Small Cap Value Accounts. The table following the bar chart compares the average annual total returns that the Manager achieved for the Small Cap Value Accounts over time to those of a broad-based securities market index.

                            [BAR CHART APPEARS HERE]

 22.07%  -7.25%  17.92%  28.53%  31.45%  -5.60%  8.81%  10.92%  3.73%  -10.00%
--------------------------------------------------------------------------------
  1993    1994    1995    1996    1997    1998   1999    2000   2001     2002

Best Quarter: 2nd Quarter 1999, 17.36
Worst Quarter: 3rd Quarter 1998, -19.28

--------------------------------------------------------------------------------
                          Average Annual Total Returns
                              For Similar Account*
                    For the periods ended December 31, 2002
--------------------------------------------------------------------------------
                                   1 Year    3 Years    5 Years    10 Years
Small Cap Value                     -9.60%     1.30%      1.32%      9.19%
Accounts

Russell 2000
Value Index**                      -11.43%     7.45%      2.71%     10.85%

Russell 2000
Index**                            -20.48%    -7.54%     -1.36%      7.15%
--------------------------------------------------------------------------------

* As of December 31, 2002, the Small Cap Value Accounts consisted of 13 accounts totaling approximately $875 million in assets.

** Both the chart and table assume investment of dividends and distributions. Past performance does not predict future performance and the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance returns for the index do not reflect the deduction of expenses, fees or taxes.

The RUSSELL 2000 VALUE INDEX is an unmanaged index that measures the performance of those companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is a broad-based index that consists of the 2000 smallest securities in the Russell 3000 Index (which, in turn, represents approximately 98% of the U.S. equity market capitalization) and is a commonly used measure of the stock performance of small and medium-size companies in the United States.

Unlike the Small Cap Value Fund, the Small Cap Value Accounts include accounts that are not registered under the Investment Company Act of 1940 and therefore are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by that Act. In addition, the Small Cap Value Accounts include accounts that are not subject to Subchapter M of the Internal Revenue Code, which imposes certain limitations on the investment operations of the Fund. If the Small Cap Value Accounts had all been registered under the 1940 Act, and subject to Subchapter M of the Code, their performance might have been adversely affected.

INVESTING IN THE FUNDS

You may purchase or sell shares in The DLB Fund Group directly, or through a financial intermediary such as a broker or investment adviser or other organization that provides record keeping and/or consulting services such as a fund supermarket or an employee benefit plan. The following information describes how you may invest in The DLB Fund Group directly. If you invest in The DLB Fund Group through a financial intermediary such as a fund supermarket, an employee benefit plan or other financial intermediary, the financial intermediary may charge you a fee for this service. Additionally, your financial intermediary may be the shareholder of record for your shares, and The DLB Fund Group is not responsible for the obligations of the financial intermediary to you. Your financial intermediary may provide you with additional program materials that detail other services, minimum investment requirements, fees or policies that apply to your investments. Please consult these materials and your financial intermediary for information regarding your investment in The DLB Fund Group through a financial intermediary.

Any Fund of The DLB Fund Group may periodically close to new purchases of shares if the Manager determines that doing so would be in the best interest of the Fund and its shareholders. Additionally, each Fund and its agents reserve the right to: waive or change minimum investment requirements; refuse any purchase order; redeem your shares if your account balance falls below minimum investment requirements as a result of redemptions or if you make an initial investment of less than the minimum investment and then fail to meet minimum investment requirements within 12 months of your initial investment in a Fund (as described in "How to Purchase shares -- Minimum Investment"); or otherwise modify the conditions of purchase or provision of services.

HOW TO OPEN AN ACCOUNT
Before investing in a Fund you will need to open an account with The DLB Fund Group. You can open an account by completing and returning to The DLB Fund Group a signed account application. Account applications are available from The DLB Fund Group, whose address and toll free number are provided on the back of this prospectus.

When completing the application, please be sure to provide your social security number or taxpayer identification number on the application and designate the account(s) to which funds or securities may be transferred upon redemption. Designation of additional accounts or any change in the accounts originally designated must be made by you in writing, with the signature medallion guaranteed by a commercial bank, a member firm of a domestic securities exchange or one of certain other financial institutions. Failure to provide all of the information and documentation required by the application may result in the rejection of your purchase order.

HOW TO PURCHASE SHARES
You may purchase shares of each Fund directly from The DLB Fund Group on any day when the New York Stock Exchange ("NYSE") is open for business. The NYSE is closed on weekend days, most national holidays and Good Friday. Before placing an order for Fund shares, you should call the Manager at 1-877-766-0014, Attn:
The DLB Fund Group Coordinator.

PURCHASE PRICE: The purchase price of a share of a Fund is the net asset value next determined after your purchase order is received in good order. Generally, a purchase order is in good order if the Funds' Transfer Agent, Investors Bank & Trust Company ("IBT"), has received the consideration for the Fund shares before the relevant deadline, which is described below under "Purchases."

In most cases, if the Funds' Transfer Agent, IBT, does not receive the consideration before the relevant deadline, The DLB Fund Group will not consider the purchase to be in good order. This means that you must resubmit the purchase order and consideration on the following business day, unless IBT can credit the consideration to the account of a specific Fund. The Funds do not impose a sales charge on purchases.

MINIMUM INVESTMENT: The minimum initial investment in a Fund is $100,000 and the minimum for each subsequent investment is $10,000. If you open multiple accounts with The DLB Fund Group, you may aggregate your investments in the Funds to satisfy the minimum investment requirement. You may also satisfy the minimum initial investment requirement by making an initial investment of at least $25,000 in a Fund and investing the remainder of the minimum initial investment within 12 months.

PURCHASES: You may purchase shares of a Fund utilizing the following methods:

     CASH (by wire transfer only). You must transmit all federal funds to IBT to Account No. 777777722 for the account of the specific Fund. ("Federal funds" are monies credited to IBT's account with the Federal Reserve Bank of Boston.) The deadline for wiring federal funds is 2:00 p.m. Eastern time.

     CHECK: A check used to purchase shares in a Fund must be payable to the DLB Fund in which you wish to purchase shares, and must be drawn against funds on deposit at a U. S. bank. For a new account, the order must include an account application. For an existing account, the order should include the investment stub from the bottom of your statement. In all cases, the purchase price is based on the NAV next determined after the purchase order and check are received in good order. Any shares purchased by check may not be redeemable until check funds have been collected, which may result in a delay in your receipt of these redemption proceeds. The Fund or the Transfer Agency reserves the right to reject any check. All checks for Fund purchases should be sent to the Fund's Transfer Agent at the address below:

        Investors Bank & Trust
        Transfer Agency - 29th Floor
        Attn: DLB Funds
        200 Clarendon Street
        Boston, MA 02116

     SECURITIES (only by transferring common stocks on deposit at The Depository Trust Company ("DTC"), or appropriate fixed income securities, which the Manager has determined are acceptable). In the case of an investment in-kind, you must place your securities on deposit at DTC by 4:00 p.m. Eastern time, the deadline for transferring those securities to the account designated by the custodian for the Funds (IBT).

The Manager will not accept securities in exchange for Fund shares unless:

o the Manager, in its sole discretion, believes the securities are appropriate investments for the Fund. (The Manager will accept securities in exchange for Fund shares for investment only and not for resale.);

o you represent and agree that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and

o the securities may be acquired under the investment restrictions applicable to the relevant Fund.

The Manager will value securities it accepts in exchange for Fund shares in accordance with the relevant Fund's procedures for valuation described under "How Share Price is Determined" as of the time of the next determination of net asset value after acceptance. All dividends, interest, subscription or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the relevant Fund and must be delivered to The DLB Fund

Group upon receipt by you from the issuer. If you purchase Fund shares in exchange for securities, you may, if you are subject to federal income taxation, recognize a gain or loss for federal income tax purposes, depending upon your basis in the securities tendered. In all cases, the Manager reserves the right to reject any particular investment.

     CASH AND SECURITIES. You will need to follow the above instructions for purchases made with a combination of cash and securities.

Purchases will be made in full and fractional shares of each Fund calculated to three decimal places. The DLB Fund Group will send to shareholders written confirmation (including a statement of shares owned) at the time of each transaction. The DLB Fund Group reserves the right at any time to reject an order.

HOW TO SELL SHARES
You may redeem Fund shares on any day when the NYSE is open for business.

The Funds will redeem their shares at a price equal to their net asset value per share next determined after IBT receives the redemption request in good order. A redemption request is in good order if it:

o includes the correct name in which shares are registered, your account number and the number of shares or the dollar amount of shares to be redeemed; and

o is signed correctly in accordance with the form of registration. (Persons acting in a fiduciary capacity, or on behalf of a corporation, partnership or trust, must specify, in full, the capacity in which they are acting.)

There is no redemption fee for any of the Funds.

REDEMPTION REQUESTS: You should send redemption requests to The DLB Fund Group. To help facilitate the timely payment of redemption proceeds, you should telephone the Manager at 1-877-766-0014, Attn: The DLB Fund Group Coordinator, at least two days before submitting a request.

PAYMENT OF REDEMPTION PROCEEDS: The DLB Fund Group will make payment on redemption as promptly as possible, generally within seven days after IBT receives your redemption request in good order.

Each Fund may suspend the right of redemption and may postpone payment for more than seven days when the NYSE is closed for reasons other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the NYSE is restricted or during an emergency which makes it reasonably impracticable for the Fund to dispose of its securities or fairly to determine the value of the net assets of the Fund, or during any other period permitted by the Securities and Exchange Commission for the protection of investors.

     CASH PAYMENTS. The DLB Fund Group will make cash payments generally by transfer of Federal funds for payment into your account the next business day following the redemption request.

     IN KIND. If the Manager determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may instead pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund. The DLB Fund Group will transfer and deliver in-kind redemptions as you direct. The Fund will value securities used to redeem Fund shares in kind in accordance with the relevant Fund's procedures for valuation described under "How Share Price is Determined." You generally will incur brokerage charges on the sale of any securities that you receive in payment of redemptions.

HOW SHARE PRICE IS DETERMINED
The DLB Fund Group determines the net asset value of a share of each Fund at 4:15 p.m., Eastern time, on each day that the NYSE is open. The DLB Fund Group does not accept orders or compute a Fund's net asset value on days when the NYSE is closed.

The DLB Fund Group determines the net asset value per share for a Fund by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total outstanding shares of the Fund.

The DLB Fund Group values portfolio securities based on market value or, where market quotations are not readily available, based on fair value. More specifically, The DLB Fund Group values portfolio securities (including options and futures contracts) for which market quotations are available at the last quoted sale price, or, if there is no reported sale, at the closing bid price. The DLB Fund Group values securities traded in the over-the-counter market at the most recent bid price as obtained from one or more dealers that make markets in the securities. For portfolio securities that are traded both in the over-the-counter market and on one or more stock exchanges, The DLB Fund Group will value the securities according to the broadest and most representative market. The DLB Fund Group values unlisted securities for which market quotations are not readily available at the most recent quoted bid price. Short-term debt securities with a remaining maturity of 60 days or less will be valued at amortized cost, unless conditions dictate otherwise. Other assets for which no quotations are readily available are valued at fair value as determined in good faith in accordance with procedures adopted by The DLB Fund Group's Board of Trustees. Pursuant to these procedures, a security may be fair valued under circumstances that include, but are not limited to, limited trading activity, default of a debt security, price disparity between brokerdealer quotations, limited pricing resources or certain other extraordinary circumstances. Determination of fair value will be based upon those factors that are deemed relevant under the circumstances, including the financial condition and operating results of the issuer, recent third party transactions (actual or proposed) relating to such securities and, in extreme cases, the liquidation value of the issuer. The use of fair value pricing by the Funds may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values.

FOREIGN SECURITIES: Because of time zone differences, foreign exchanges and securities markets will usually be closed before the closing of the NYSE. Therefore, The DLB Fund Group will determine the value of foreign securities as of the closing of those exchanges and securities markets. Events affecting the values of foreign securities, however, may occasionally occur between the closings of such exchanges and securities markets and the time a Fund determines its net asset value. If an event occurs that the Fund determines materially affects the value of foreign securities during this period, then The DLB Fund Group will value such securities at fair value as determined in good faith in accordance with procedures adopted by the Trustees. In addition, the Funds may hold portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not accept orders or price their shares. As a result, the value of any such securities held by a Fund may change on days when you will not be able to purchase or redeem the Fund's shares.

The prices of foreign securities are quoted in foreign currencies. The DLB Fund Group converts the values of foreign currencies into U.S. dollars at the rate of exchange prevailing at the time it determines net asset value. Changes in the exchange rate, therefore, will affect the net asset value of shares of a Fund even when there has been no change in the values of the foreign securities measured in terms of the currency in which they are denominated.

DISTRIBUTION AND SERVICE (RULE 12B-1) PLANS
The DLB Fund Group has adopted (but not implemented) a distribution and service plan for each Fund (each, a "Plan") under Rule 12b-1 of the Investment Company Act of 1940. The Trustees, however, have no intention of implementing any Plan during The DLB Fund Group's current fiscal year. The purposes of a Plan, if implemented, would be to compensate and/or reimburse investment dealers and other persons for services provided and expenses incurred in promoting sales of shares, to reduce redemptions or to improve services provided to shareholders by such dealers and other persons. Each Plan would permit a Fund to pay an annual asset-based charge of up to 0.50% for these purposes, subject to the authority of the Trustees to reduce the amount of payments or to suspend the Plan for such periods as they may determine. Subject to these limitations, the Trustees would determine the amount of payments under each Plan, and the specific purposes for which they were made. Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees would, if a Plan were implemented, increase the cost of your investment in the Fund and may cost you more than paying other types of sales charges.

PRINCIPAL UNDERWRITER
Babson Securities Corp. ("BSC") serves as the principal underwriter of each Fund. In its capacity as principal underwriter, BSC solicits applications for the purchase of shares of each Fund and may assist investors in transmitting applications to each Fund or its agent. BSC does not, however, buy or sell or accept orders for the purchase or sale of shares of any Fund.

DISTRIBUTIONS

Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments). Each Fund also intends to distribute substantially all of its net realized long- and short-term capital gains, if any, after giving effect to any available capital loss carryovers. The policy of the Fixed Income Fund and the High Yield Fund is to declare and pay distributions of its net investment income monthly. The policy of each other Fund is to declare and pay distributions of its net investment income at least annually. Each Fund also intends to distribute realized net short-term capital gains and net long-term capital gains at least annually.

Each Fund will pay all dividends and/or distributions in shares of the relevant Fund, at net asset value, unless you elect to receive cash. You may make this election by marking the appropriate box on the application form or by writing to The DLB Fund Group.

TAXES

The following is a general summary of the federal income tax consequences for the Funds and shareholders who are U.S. citizens or residents or domestic corporations. You should consult your own tax advisor about the tax consequences of investments in a Fund in light of your particular tax situation. You should also consult your own tax advisor about consequences under foreign, local or other applicable tax laws.

Each Fund intends to meet all requirements to qualify for treatment as a regulated investment company. By so qualifying, a Fund itself will not pay federal income tax on the income and gain distributed annually to its shareholders. Distributions of investment income and net short-term capital gains, whether received in cash or reinvested in additional shares, will be taxable as ordinary income to shareholders subject to federal income tax. For corporations investing in a Fund, a portion of these dividends may qualify for the dividends-received deduction, provided that certain holding period requirements are met. Designated distributions of net long-term capital gains are taxable as such, regardless of how long a shareholder may have owned shares in the Fund or whether the distributions are received in cash or are reinvested in additional shares.

Distributions are taxable to a shareholder of a Fund even if they are paid from income or gains earned by the Fund prior to the shareholder's investment (and thus were included in the price paid by the shareholder). This situation can arise where shares are purchased at a time when a Fund's net asset value reflects gains that are either realized or unrealized but not distributed.

The sale, exchange or redemption of Fund shares is a taxable event and may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares will be treated as long-term capital gain if the shares have been held for more than 12 months. Otherwise, the gain on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term capital loss if the shares have been held for more than 12 months, and otherwise as short-term capital loss. Any loss recognized on the sale or disposition of shares of the Fund held for six months or less will be treated as longterm capital loss to the extent of any long-term capital gain distributions received by a shareholder with respect to those shares of the Fund. All or a portion of any loss realized upon a taxable disposition of a Fund's shares will be disallowed if other shares of the same Fund or another Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

The DLB Fund Group will provide federal tax information annually, including information about dividends and distributions paid during the preceding year.

The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends previously taxed at the corporate level; however, many of the details of the proposal (including how the proposal would apply to dividends paid by a regulated investment company) have not been specified. Moreover, the prospects for the proposal are unclear. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion above.

FOREIGN WITHHOLDING TAXES: The investments of a Fund in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yields on those securities would be decreased. Shareholders may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The financial highlights for each of the periods through October 31, 2002, have been derived from the Funds' financial statements, which have been audited by Deloitte & Touche LLP, whose report, along with each Fund's financial statements, is included in the Funds' Annual Report which is available upon request as indicated on the back cover of this Prospectus.

DLB FIXED INCOME FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                               Ten Months
                                                                    Years Ended October 31,       Ended     Years Ended December 31,
                                                                  ---------------------------  October 31,  ------------------------
                                                                    2002 b    2001     2000       1999         1998         1997
                                                                  ---------  -------  -------  -----------  -----------  -----------
Per share data (for a share outstanding throughout each period):
  Net asset value - beginning of year                              $10.78    $10.10   $10.12     $10.72       $10.61       $10.11
                                                                   ------    -------  ------     ------       ------       ------
  Income from investment operations:
    Net investment income                                             .57      .62       .62        .48          .63          .42
    Net realized and unrealized gain (loss) on investments           (.28)     .69      (.03)      (.60)         .20          .49
                                                                   ------    -------  ------     ------       ------       ------
                                                                      .29     1.31       .59       (.12)         .83          .91
                                                                   ------    -------  ------     ------       ------       ------
  Less distributions to shareholders:
    From net investment income                                       (.57)    (.63)     (.61)      (.48)        (.63)        (.41)
    From net realized gain on investments                              --       --        -- a       --         (.09)          --
                                                                   ------    -------  ------     ------       ------       ------
                                                                     (.57)    (.63)     (.61)      (.48)        (.72)        (.41)
                                                                   ------    -------  ------     ------       ------       ------

  Net asset value - end of year                                    $10.50    $10.78   $10.10     $10.12       $10.72       $10.61
                                                                   ======    =======  ======     ======       ======       ======

  Total return                                                       2.89%    13.33%    6.14%     (1.08%) **    8.04%        9.03%

  Ratios and Supplemental Data:
    Ratio of expenses to average net assets                          0.55%     0.55%    0.55%      0.55% *     0.55%        0.55%
    Ratio of net investment income to average net assets             5.35%     6.06%    6.14%      5.63% *     5.71%        5.74%
    Portfolio turnover                                                 75%       50%      88%        58% **      50%          44%
    Net assets at end of year (000 omitted)                        $22,286   $27,337  $31,880    $36,540     $33,858      $32,155

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed 0.55% of average daily net assets. Without such agreement the investment income per share and ratios would have been:

    Net investment income                                          $ 0.52    $ 0.57   $ 0.58     $ 0.46       $ 0.60       $ 0.38

    Ratios (to average net assets):
      Expenses                                                       0.98%     0.97%    0.91%      0.79% *      0.80%        1.06%
      Net investment income                                          4.92%     5.64%    5.78%      5.40% *      5.45%        5.22%

*    Annualized.
**   Not annualized.
a    Amount was less than $.01 per share.
b The Fund adopted provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 increased net investment income by less than $0.01 per share, decreased net realized and unrealized gains and losses by less than $0.01 per share and increased the ratio of net investment income to average net assets by less than 0.01%. Per share data and ratios/supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

DLB HIGH YIELD FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                             Years Ended October 31,   Period Ended
                                                                                             ------------------------  October 31,
                                                                                                2002 b       2001        2000 ***
                                                                                             -----------  -----------  ------------
Per share data (for a share outstanding throughout each period):
  Net asset value - beginning of year                                                         $  8.94      $  9.88       $ 10.00
                                                                                              -------      -------       -------
  Income from investment operations:
    Net investment income                                                                         .74          .79           .09
    Net realized and unrealized loss on investments                                              (.67)        (.94)         (.12)
                                                                                              -------      -------       -------
                                                                                                  .07         (.15)         (.03)
                                                                                              -------      -------       -------
  Less distributions to shareholders:
    From net investment income                                                                   (.74)        (.79)         (.09)
    From net realized gain on investments                                                          --           --  a         --
                                                                                              -------      -------       -------
                                                                                                 (.74)        (.79)         (.09)
                                                                                              -------      -------       -------
  Net asset value - end of year                                                                 $8.27        $8.94        $ 9.88
                                                                                              =======      =======       =======

  Total return                                                                                  0.48%       (1.58)%       (0.30)% **

  Ratios and Supplemental Data:
    Ratio of expenses to average net assets                                                     0.75%        0.75%         0.75% *
    Ratio of net investment income  to average net assets                                       8.43%        8.35%         6.01% *
    Portfolio turnover                                                                            73%          77%            5% **
    Net assets at end of year (000 omitted)                                                   $25,704      $24,637       $24,917

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed 0.75% of average daily net assets. Without such agreement the investment income per share and ratios would have been:

    Net investment income                                                                       $0.72        $0.76        $ 0.07

    Ratios (to average net assets):
      Expenses                                                                                  1.04%        1.07%         2.12% *
      Net investment income                                                                     8.14%        8.03%         4.64% *

*    Annualized.
**   Not annualized.
*** For the period from September 5, 2000 (commencement of operations) to October 31, 2000.
a    Amount was less than $.01 per share.
b The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 decreased net investment income by less than $0.01 per share, increased net realized and unrealized gains and losses by less than $0.01 per share, and decreased the ratio of net investment income to average net assets by less than 0.01%. Per share data and ratios/supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

DLB VALUE FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                               Ten Months
                                                                     Years Ended October 31,      Ended     Years Ended December 31,
                                                                    -------------------------  October 31,  ------------------------
                                                                     2002     2001     2000       1999         1998         1997
                                                                    -------  -------  -------  -----------  -----------  -----------
Per share data (for a share outstanding throughout each period):
  Net asset value - beginning of year                               $12.96   $13.72   $14.91     $14.48       $14.91       $12.53
                                                                    ------   ------   ------     ------       ------       ------

  Income from investment operations:
    Net investment income                                              .15      .21      .39        .29          .27          .15
    Net realized and unrealized gain (loss) on investments            (.67)    (.69)    (.21)       .14          .50         3.15
                                                                    ------   ------   ------     ------       ------       ------
                                                                      (.52)    (.48)     .18        .43          .77         3.30
                                                                    ------   ------   ------     ------       ------       ------
  Less distributions to shareholders:
    From net investment income                                        (.19)    (.28)    (.33)        -- a      (.27)        (.15)
    From net realized gain on investments                               --       --    (1.04)        -- a      (.93)        (.77)
                                                                    ------   ------   ------     ------       ------       ------
                                                                      (.19)    (.28)   (1.37)        --        (1.20)        (.92)
                                                                    ------   ------   ------     ------       ------       ------
  Net asset value - end of year                                     $12.25   $12.96   $13.72     $14.91       $14.48       $14.91
                                                                    ======   ======   ======     ======       ======       ======

  Total return                                                      (4.08)%  (3.69)%   1.93%      2.98% **     5.25%       26.35%

  Ratios and Supplemental
    Data:
    Ratio of expenses to average net assets                          0.80%    0.80%    0.79%      0.74% *      0.60%        0.71%
    Ratio of net investment income to average net assets             1.14%    1.49%    1.73%      2.22% *      1.85%        1.40%
    Portfolio turnover                                                 24%      26%      41%        28% **       21%          25%
    Net assets at end of year (000 omitted)                        $52,339  $49,835  $56,431    $74,383      $71,911      $56,449

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed 0.80% of average daily net assets. Without such agreem ent the investment income per share and ratios would have been:

    Net investment income                                           $ 0.15   $ 0.20   $   --     $   --       $ 0.25       $ 0.13

    Ratios (to average net assets):
      Expenses                                                       0.83%    0.86%       --         --        0.75%        0.92%
      Net investment income                                          1.11%    1.43%       --         --        1.69%        1.19%

*   Annualized.
**  Not annualized.
a   Amount was less than $.01 per share.

DLB CORE GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                           Ten Months
                                                                                Years Ended October 31,       Ended     Period Ended
                                                                              ---------------------------  October 31,  December 31,
                                                                               2002      2001      2000       1999        1998 ***
                                                                              -------  --------  --------  -----------  ------------
Per share data (for a share outstanding throughout each period):
  Net asset value - beginning of year                                         $ 8.33   $ 14.65   $ 12.93    $ 12.82       $ 10.00
                                                                              ------   -------   -------    -------       -------

  Income from investment operations:
    Net investment income (loss)                                                 .02        -- a    (.01)       .02           .05
    Net realized and unrealized gain (loss) on investments                     (1.49)    (4.85)     2.36        .09          3.09
                                                                              ------   -------   -------    -------       -------
                                                                               (1.47)    (4.85)     2.35        .11          3.14
                                                                              ------   -------   -------    -------       -------
  Less distributions to shareholders:
    From net investment income                                                  (.01)       -- a    (.02)        --  a       (.05)
    From net realized gain on investments                                         --     (1.47)     (.61)        --  a       (.27)
                                                                              ------   -------   -------    -------       -------
                                                                                (.01)    (1.47)     (.63)        --          (.32)
                                                                              ------   -------   -------    -------       -------
  Net asset value - end of year                                               $ 6.85   $  8.33   $ 14.65    $ 12.93       $ 12.82
                                                                              ======   =======   =======    =======       =======

  Total return                                                                (17.71%)  (35.74%)   18.57%      0.85% **    31.33% **

  Ratios and Supplemental Data:
    Ratio of expenses to average net assets                                     0.74%     0.73%     0.69%      0.68% *      0.80% *
    Ratio of net investment income (loss) to average net assets                 0.16%     0.05%    (0.09)%     0.19% *      0.48% *
    Portfolio turnover                                                            43%       51%       96%        66% **       34% **
    Net assets at end of year (000 omitted)                                   $92,479  $112,222  $156,920   $115,991      $33,054

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed 0.80% of average daily net assets. Without such agreement the investment income per share and ratios would have been:

    Net investment income                                                     $   --   $    --   $    --    $    --       $  0.03

    Ratios (to average net assets):
      Expenses                                                                    --        --        --         --         0.95% *
      Net investment income                                                       --        --        --         --         0.32% *

*    Annualized.
**   Not annualized.
*** For the period from January 20, 1998 (commencement of operations) to December 31, 1998.
 a   Amount was less than $.01 per share.

DLB ENHANCED INDEX CORE EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                              Ten Months
                                                                    Years Ended October 31,      Ended     Years Ended December 31,
                                                                   -------------------------  October 31,  ------------------------
                                                                    2002     2001     2000       1999         1998         1997
                                                                   -------  -------  -------  -----------  -----------  -----------
Per share data (for a share outstanding throughout each period):
  Net asset value - beginning of year                              $ 9.29   $17.36   $17.25     $15.89       $14.55       $11.66
                                                                   ------   ------   ------     ------       ------       ------
  Income from investment operations:
    Net investment income (loss)                                      .08      .05     (.06)      (.03)         .01          .03
    Net realized and unrealized gain (loss) on investments          (1.48)   (5.22)    2.25       1.39         3.72         3.73
                                                                   ------   ------   ------     ------       ------       ------
                                                                    (1.40)   (5.17)    2.19       1.36         3.73         3.76
                                                                   ------   ------   ------     ------       ------       ------
  Less distributions to shareholders:
    From net investment income                                       (.07)      --       --         -- a       (.01)        (.03)
    From net realized gain on investments                              --    (2.90)   (2.08)        -- a      (2.38)        (.84)
                                                                   ------   ------   ------     ------       ------       ------
                                                                     (.07)   (2.90)   (2.08)        --        (2.39)        (.87)
                                                                   ------   ------   ------     ------       ------       ------
  Net asset value - end of year                                    $ 7.82   $ 9.29   $17.36     $17.25       $15.89       $14.55
                                                                   ======   ======   ======     ======       ======       ======

  Total return                                                     (15.22)% (33.06)%  12.84%      8.60%  **   25.71%       32.23%

  Ratios and Supplemental Data:
    Ratio of expenses to average net assets                          0.70%    0.73%    0.90%      0.90%  *     0.90%        0.90%
    Ratio of net investment income (loss) to average net assets      0.91%    0.45%   (0.35)%    (0.20)% *     0.08%        0.23%
    Portfolio turnover                                                101%     220%     144%        97%  **      81%          46%
    Net assets at end of year (000 omitted)                        $23,920  $28,236  $48,662    $41,683      $35,308      $25,069

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed 0.70% of average daily net assets commencing December 18, 2000 and 0.90% of average daily net assets from commencement of operations through December 17, 2000. Without such agreement the investment income (loss) per share and ratios would have been:

    Net investment income (loss)                                   $ 0.05   $ 0.01   $(0.09)    $(0.06)      $(0.02)      $(0.06)

    Ratios (to average net assets):
      Expenses                                                       1.08%    1.06%    1.05%      1.09%*       1.14%        1.55%
      Net investment income (loss)                                   0.53%    0.12%   (0.50)%    (0.39)%*     (0.17)%      (0.43)%

*    Annualized.
**   Not annualized.
a    Amount was less than $.01 per share.
b Ratio of expenses to average net assets for the year ended October 31, 2001 reflects an expense limitation of 0.70% commencing December 18, 2000 and 0.90% from November 1, 2000 through December 17, 2000.

DLB ENHANCED INDEX GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                             Year        Period
                                                                                                             Ended        Ended
                                                                                                          October 31,  October 31,
                                                                                                             2002       2001 ***
                                                                                                          -----------  -----------
  Per share data (for a share outstanding throughout each period):
    Net asset value - beginning of year                                                                    $  7.66      $ 10.00
                                                                                                           -------      -------
    Income from investment operations:
      Net investment income                                                                                    .02           -- a
      Net realized and unrealized loss on investments                                                        (1.55)       (2.34)
                                                                                                           -------      -------
                                                                                                             (1.53)       (2.34)
                                                                                                           -------      -------
    Less distributions to shareholders:
      From net investment income                                                                              (.01)          --
                                                                                                           -------      -------
                                                                                                              (.01)          --
                                                                                                           -------      -------

    Net asset value - end of year                                                                          $  6.12      $  7.66
                                                                                                           =======      =======

    Total return                                                                                           (20.03)%     (23.40)% **

    Ratios and Supplemental Data:
      Ratio of expenses to average net assets                                                                0.70%        0.70%  *
      Ratio of net investment income
        (loss) to average net assets                                                                         0.20%       (0.02)% *
      Portfolio turnover                                                                                       65%          68%  **
      Net assets at end of year (000 omitted)                                                              $15,416      $19,186

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed 0.70% of average daily net assets. Without such agreement the investment loss per share and ratios would have been:

      Net investment loss                                                                                   $(0.03)      $(0.04)

      Ratios (to average net assets):
        Expenses                                                                                             1.29%        1.24%  *
        Net investment loss                                                                                 (0.39)%      (0.56)% *

*    Annualized.
**   Not annualized.
a For the period from December 19, 2000 (commencement of operations) to October 31, 2001.
     Amount was less than $.01 per share.

DLB ENHANCED INDEX VALUE FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                             Year        Period
                                                                                                             Ended        Ended
                                                                                                          October 31,  October 31,
                                                                                                             2002       2001 ***
                                                                                                          -----------  -----------
  Per share data (for a share outstanding throughout each period):
    Net asset value - beginning of year                                                                    $  9.18      $ 10.00
                                                                                                           -------      -------
    Income from investment operations:
      Net investment income                                                                                    .14          .11
      Net realized and unrealized loss on investments                                                         (.83)        (.93)
                                                                                                           -------      -------
                                                                                                              (.69)        (.82)
                                                                                                           -------      -------
    Less distributions to shareholders:
      From net investment income                                                                              (.14)          --
                                                                                                           -------      -------
                                                                                                              (.14)          --
                                                                                                           -------      -------

    Net asset value - end of year                                                                          $  8.35      $  9.18
                                                                                                           =======      =======

    Total return                                                                                            (7.79)%      (8.20)% **

    Ratios and Supplemental Data:
      Ratio of expenses to average net assets                                                                0.70%        0.70%  *
      Ratio of net investment income to average net assets                                                   1.49%        1.26%  *
      Portfolio turnover                                                                                      115%          65%  **
      Net assets at end of year (000 omitted)                                                              $22,061      $22,951

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed 0.70% of average daily net assets. Without such agreement, the investment income per share and ratios would have been:

      Net investment income                                                                                  $0.09       $ 0.07

      Ratios (to average net assets):
        Expenses                                                                                             1.19%        1.16%  *
        Net investment income                                                                                1.00%        0.80%  *

*    Annualized.
**   Not annualized.
*** For the period from December 19, 2000 (commencement of operations) to October 31, 2001.

DLB SMALL COMPANY OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                         Ten Months
                                                                               Years Ended October 31,      Ended     Period Ended
                                                                              -------------------------  October 31,  December 31,
                                                                               2002     2001     2000       1999        1998 ***
                                                                              -------  -------  -------  -----------  ------------
Per share data (for a share outstanding throughout each period):
  Net asset value - beginning of year                                         $13.95   $12.72   $ 8.89     $ 8.61        $10.00
                                                                              ------   ------   ------     ------       -------

  Income from investment operations:
    Net investment income (loss)                                                (.03)     .02      .02       (.01)         (.01)
    Net realized and unrealized gain (loss) on investments                     (1.13)    2.57     3.96        .29         (1.38)
                                                                              ------   ------   ------     ------       -------
                                                                               (1.16)    2.59     3.98        .28         (1.39)
                                                                              ------   ------   ------     ------       -------
  Less distributions to shareholders:
    From net investment income                                                  (.02)    (.02)      --         --            --
    From net realized gain on investments                                      (1.01)   (1.34)    (.15)        --            --
                                                                              ------   ------   ------     ------       -------
                                                                               (1.03)   (1.36)    (.15)        --            --
                                                                              ------   ------   ------     ------       -------
  Net asset value - end of year                                               $11.76   $13.95   $12.72     $ 8.89        $ 8.61
                                                                              ======   ======   ======     ======       =======

  Total return                                                                (9.66)%  23.02%   45.92%      2.92%  **   (13.90)% **

  Ratios and Supplemental Data:
    Ratio of expenses to average net assets                                    1.15%    1.19%    1.30%      1.30%  *      1.30%  *
    Ratio of net investment income (loss) to average net assets               (0.26)%   0.20%    0.30%     (0.18)% *     (0.28)% *
    Portfolio turnover                                                           51%     115%     114%        68%  **       51%  **
    Net assets at end of year (000 omitted)                                 $299,885 $220,957  $84,599    $31,819       $19,910

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed 1.30% of average daily net assets. Without such agreement the investment income (loss) per share and ratios would have been:

    Net investment income (loss)                                            $   --   $   --    $  0.02    $ (0.02)      $ (0.03)

    Ratios (to average net assets):
      Expenses                                                                  --       --       1.34%      1.51%  *      1.77%  *
      Net investment income (loss)                                              --       --       0.26%     (0.39)% *     (0.76)% *

*    Annualized.
**   Not annualized.
*** For the period from July 20, 1998 (commencement of operations) to December 31, 1998.

DLB SMALL CAPITALIZATION VALUE FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                              Year Ended   Period Ended
                                                                                              October 31,  October 31,
                                                                                                 2002        2001 ***
                                                                                              -----------  ------------
Per share data (for a share outstanding throughout each period):
  Net asset value - beginning of year                                                           $9.71        $10.00
                                                                                                -----        ------
  Income from investment operations:
    Net investment income                                                                         .06           .06
    Net realized and unrealized loss on investments                                              (.14)         (.34)
                                                                                                -----        ------
                                                                                                 (.08)         (.28)
                                                                                                -----        ------

  Less distributions to shareholders:
    From net investment income                                                                   (.07)         (.01)
    From net realized gain on investments                                                        (.25)           --
                                                                                                -----        ------
                                                                                                 (.32)         (.01)
                                                                                                -----        ------
  Net asset value - end of year                                                                 $9.31        $ 9.71
                                                                                                =====        ======

  Total return                                                                                 (1.08)%       (2.90)% **

  Ratios and Supplemental Data:
    Ratio of expenses to average net assets                                                     0.85%         0.85%  *
    Ratio of net investment income to average net assets                                        0.52%         0.66%  *
    Portfolio turnover                                                                            40%           31%  **
    Net assets at end of year (000 omitted)                                                   $59,322       $59,343

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed 0.85% of average daily net assets. Without such agreement, the investment income per share and ratios would have been:

    Net investment income                                                                       $0.04        $ 0.05

    Ratios (to average net assets):
      Expenses                                                                                  0.99%         0.99%  *
      Net investment income                                                                     0.38%         0.52%  *

*    Annualized.
**   Not annualized.
*** For the period from December 19, 2000 (commencement of operations) to October 31, 2001.

DLB INTERNATIONAL FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                         Years Ended October 31,   Period Ended
                                                                                         ------------------------  October 31,
                                                                                            2002         2001        2000 ***
                                                                                         -----------  -----------  ------------
Per share data (for a share outstanding throughout each period):
  Net asset value - beginning of year                                                     $  5.48      $ 10.58       $ 10.00
                                                                                          -------      -------       -------
  Income from investment operations:
    Net investment income                                                                     .04          .02           .04
    Net realized and unrealized gain (loss) on investments                                   (.78)       (2.88)          .54
                                                                                          -------      -------       -------
                                                                                             (.74)       (2.86)          .58
                                                                                          -------      -------       -------
  Less distributions to shareholders:
    From net investment income                                                               (.04)        (.02)           --
    From net realized gain on investments                                                      --        (2.22)           --
                                                                                          -------      -------       -------
                                                                                             (.04)       (2.24)           --
                                                                                          -------      -------       -------
  Net asset value - end of year                                                            $ 4.70       $ 5.48        $10.58
                                                                                          =======      =======       =======

  Total return                                                                            (13.59)%     (33.64)%        5.80% **

  Ratios and Supplemental Data:
    Ratio of expenses to average net assets                                                 1.00%        1.00%         1.00% *
    Ratio of net investment income to average net assets                                    0.36%        0.32%         0.29% *
    Portfolio turnover                                                                        76%          76%           48% **
    Net assets at end of year (000 omitted)                                               $14,308      $35,745       $51,697

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed 1.00% of average daily net assets. Without such agreement the investment income (loss) per share and ratios would have been:

    Net investment income (loss)                                                           $(0.03)      $   --  a     $ 0.02

    Ratios (to average net assets):
      Expenses                                                                              1.59%        1.29%         1.11% *
      Net investment income (loss)                                                         (0.23%)       0.03%         0.17% *

*    Annualized.
**   Not annualized.
*** For the period from November 2, 1999 (commencement of operations) to October 31, 2000.
a    Amount was less than $.01 per share.

DLB EMERGING MARKETS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                           Years Ended October 31,
                                                                                         ----------------------------
                                                                                           2002      2001      2000
                                                                                         --------  --------  --------
Per share data (for a share outstanding throughout each period):
  Net asset value - beginning of year                                                    $  7.47   $  9.97   $ 10.00
                                                                                         -------   -------   -------
  Income from investment operations:
    Net investment income                                                                    .05       .07       .01
    Net realized and unrealized gain (loss) on investments                                  1.01     (1.21)     (.04)
                                                                                         -------   -------   -------
                                                                                            1.06     (1.14)     (.03)
                                                                                         -------   -------   -------
  Less distributions to shareholders:
    From net investment income                                                              (.06)       -- a      --
    From net realized gain on investments                                                     --     (1.36)       --
                                                                                         -------   -------   -------
                                                                                            (.06)    (1.36)       --
                                                                                         -------   -------   -------
  Net asset value - end of year                                                            $8.47    $ 7.47    $ 9.97
                                                                                         =======   =======   =======

  Total return                                                                            14.20%   (12.49)%   (0.30)%

  Ratios and Supplemental Data:
    Ratio of expenses to average net assets                                                1.75%     1.75%     1.75%
    Ratio of net investment income to average net assets                                   0.60%     0.81%     0.09%
    Portfolio turnover                                                                       56%       50%       88%
    Net assets at end of year (000 omitted)                                              $25,400   $22,130   $25,850

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's average daily net assets do not exceed 1.75% of average daily net assets. Without such agreement the investment income
(loss) per share and ratios would have been:

    Net investment income (loss)                                                           $0.03    $ 0.04    $(0.01)

    Ratios (to average net assets):
      Expenses                                                                             2.03%     2.09%     1.97%
      Net investment income (loss)                                                         0.32%     0.47%    (0.13)%

a   Amount was less than $.01 per share.

APPENDIX A
ADDITIONAL INVESTMENT POLICIES AND RISK CONSIDERATIONS

The Funds may invest in a wide range of investments and engage in various investment transactions and practices, in addition to the Funds' principal investment strategies described in the section entitled "About the Funds." These practices are pursuant to nonfundamental policies and therefore may be changed by the Board of Trustees of The DLB Fund Group without the consent of shareholders. Some of the more significant practices and associated risks are discussed below. You will find additional information about the Funds' investment policies and associated risks in the Statement of Additional Information.

ASSET-BACKED SECURITIES RISK
The Fixed Income Fund and the High Yield Fund may purchase asset-backed securities. These are securities that are backed by pools of obligations, such as pools of automobile loans, educational loans and credit card receivables, both secured and unsecured. Asset-backed securities are subject to the risk of prepayment by borrowers, which is more likely to occur when interest rates fall. As with fixed income securities generally, asset-backed securities present the risk that the issuer will default on principal and interest payments. The holder of an asset-backed security may experience difficulty in enforcing rights against assets underlying the security when an issuer defaults.

In addition, any or all of the following events may cause holders of asset-backed securities to experience delays in payments on the securities, which may result in losses to the Fund when it holds these securities:

o unanticipated legal or administrative costs of enforcing the contracts on the assets;

o    depreciation of the collateral securing the contracts; or

o    damage to or destruction of the collateral securing the contracts

CASH RESERVES
Each Fund generally intends to stay fully invested in the types of securities that represent its principal investment strategies. However, each Fund may hold a portion of its assets in cash, money market instruments or other highquality short-term debt obligations readily changeable to cash, such as treasury bills, commercial paper or repurchase agreements, at the discretion of the Manager and/or Subadvisor to provide for expenses and anticipated redemption payments and to carry out an orderly investment program in accordance with the Fund's investment policies.

CHANGE IN CAPITALIZATION /
CHANGE IN CREDIT RATING/SPLIT RATING
At the time of making an investment, the principal investment strategies of the Value Fund, the Small Cap Value Fund and the Small Company Opportunities Fund generally limit investments by those Funds to issuers that meet certain market capitalization requirements. However, once the initial investment has complied with the market capitalization requirements, the Fund may continue to hold, and may even add to its holdings of, securities of companies whose market capitalizations later exceed the specified maximum (or fail to meet the minimum) capitalization.

Similarly, the Fixed Income Fund may hold securities that lose investment grade quality after the Fund's investment in those securities if, in the opinion of the Manager, the investment remains appropriate under the circumstances. If at any time, however, more than 5% of the Fixed Income Fund's assets are below investment grade quality, the Manager will dispose of such securities as are necessary to reduce the holdings to 5% or less. Holding below investment grade securities would subject the Fund to the "Lower-Rated Fixed Income Securities Risk" described in the section entitled "Descriptions of Principal Investment Risks," beginning on page 40.

To the extent a bond is assigned different ratings by the two rating agencies, the Manager may, in its discretion, determine how that security will be treated with respect to a Fund's investment limitations.

CHANGES TO INVESTMENT OBJECTIVES
Except for policies identified as "fundamental" in this Prospectus or the Statement of Additional Information, the Trustees may change the investment objective and policies of each Fund without shareholder approval. Any such change may result in a Fund having an investment objective and policies different from the objective and policies that you considered appropriate when you invested in the Fund. A Fund will notify you of any changes in its investment objective or policies through a revised prospectus or other written communication.

DERIVATIVES
A Fund may use derivatives to, among other things, establish a position in the equity securities markets as a temporary substitute for purchasing or selling particular securities. Derivatives are financial contracts whose value depend on, or are derived from, the value of an underlying asset or index. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets and indices. In addition, a Fund's use of derivatives may affect the timing and amount of taxes payable by shareholders.

NET ASSETS
For purposes of clarifying the term as used in the "Principal Investment Strategies" disclosure for those Funds subject to 80% investment requirements, "Net Assets" includes any borrowings for investment purposes.

SECURITIES LENDING
Each Fund may make secured loans of portfolio securities on up to 33% of the Fund's total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Securities loans are made pursuant to agreements requiring that loans be continuously secured by collateral in cash or U.S. Government securities at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. The Fund may invest the cash collateral received or may receive a fee from the borrower. All investments of cash collateral by a Fund are for the account and risk of the Fund. The investments in which a Fund may invest cash collateral include bank obligations, U.S. Government and agency securities, commercial paper, repurchase agreements, money market fund, and corporate bonds with a final maturity of one year or less.

STATEMENT OF ADDITIONAL INFORMATION
In the Statement of Additional Information you will find a list of fundamental and nonfundamental investment restrictions applicable to the Funds. The Statement of Additional Information also describes the following investment techniques and practices that may be used by the Funds, as indicated below:

ALL FUNDS:

   o   Money Market Instruments
   o   U.S. Government Securities
   o   Bank Obligations
   o   Commercial Paper
   o   Preferred Stocks
   o   Convertible Securities
   o   When-Issued Securities
   o   Restricted / Illiquid Securities
   o   Repurchase Agreements
   o   Portfolio Turnover
   o   Lending of Portfolio Securities
   o   Derivatives
   o   Warrants and Rights
   o   REITs
   o   Foreign Securities
   o   Investment Companies
   o   Options

FIXED INCOME FUND AND HIGH YIELD FUND:
   o   Adjustable Rate Securities
   o   Interest Rate Swaps and Related
       Instruments
   o   Municipal Bonds

   o   Lower-Rated Fixed Income Securities
   o   Strips and Residuals
   o   Zero Coupon and PIK Securities
   o   Common Stocks/Equities
   o   Asset-Backed Securities
   o   Indexed Securities
   o   Loans and Other Direct Debt
       Instruments
   o   Reverse Repurchase Agreements and
       Dollar Roll Transactions

HIGH YIELD FUND, ENHANCED INDEX CORE
EQUITY FUND, ENHANCED INDEX GROWTH FUND,
ENHANCED INDEX VALUE FUND AND SMALL
CAPITALIZATION VALUE FUND:
   o   Financial Futures and Related Options

INTERNATIONAL FUND AND EMERGING MARKETS
FUND:
   o   Pooled Investment Vehicles
   o   Foreign Currency Transactions

APPENDIX B
DESCRIPTION OF BOND RATINGS ASSIGNED BY STANDARD & Poor's and Moody's Investors Service

STANDARD & Poor's
AAA: An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C: The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

D: An obligation rated 'D' is in payment default. A 'D' rating is assigned when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating will also be used upon the filling of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

N.R.: An issuer designated N.R. is not rated.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c: The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgement with respect to such likelihood and risk.

* Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS
Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', 'BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

MOODY'S INVESTORS SERVICE
Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as highgrade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.

Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations

(i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as wellassured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2)   Notes allowing for negative coupons, or negative principal

3) Notes containing any provision which could obligate the investor to make any additional payments.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                               THE DLB FUND GROUP
                               ONE MEMORIAL DRIVE
                         CAMBRIDGE, MASSACHUSETTS 02142


LEARNING MORE ABOUT THE FUNDS
You can learn more about the Funds in The DLB Fund Group by reading the Funds' Annual and Semi-Annual Reports and the Statement of Additional Information
(SAI). This information is available free upon request.

In the Annual and Semi-Annual Reports, you will find a listing of portfolio securities and a discussion of market conditions and investment strategies that significantly affected each Fund's performance during the period covered by the Report. The SAI includes additional information about each Fund's investment policies, risks and operations. The SAI is incorporated by reference into this Prospectus (WHICH MEANS IT IS LEGALLY CONSIDERED A PART OF THIS PROSPECTUS).

HOW TO OBTAIN MORE INFORMATION
FROM THE DLB FUND GROUP: You may request information about the Funds (including the Annual and Semi-Annual Reports and the SAI) or make shareholder inquiries by any of the following methods:

        By regular mail or overnight courier
                The DLB Fund Group
                c/o David L. Babson & Company Inc.
                Marketing Department
                Attention: The DLB Fund
                           Group Coordinator
                One Memorial Drive
                Cambridge, Massachusetts 02142

        By telephone
                1-877-766-0014
                Call for account or Fund information
                Monday through Friday 9 a.m. to 5 p.m.
                (Eastern time).
        By telefax
                1-617-494-1511

FROM THE SEC: Information about the Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Investors may also make an electronic request at: publicinfo@sec.gov or write to: SEC, Public Reference Section, Washington, D.C., 20549- 0102. A fee will be charged for making copies.

Investment Company Act File Number 811-08690

================================================================================

                               THE DLB FUND GROUP

                              DLB FIXED INCOME FUND
                               DLB HIGH YIELD FUND
                                 DLB VALUE FUND
                              DLB CORE GROWTH FUND
                       DLB ENHANCED INDEX CORE EQUITY FUND
                         DLB ENHANCED INDEX GROWTH FUND
                          DLB ENHANCED INDEX VALUE FUND
                      DLB SMALL COMPANY OPPORTUNITIES FUND
                       DLB SMALL CAPITALIZATION VALUE FUND
                             DLB INTERNATIONAL FUND
                            DLB EMERGING MARKETS FUND


                       STATEMENT OF ADDITIONAL INFORMATION

                                  March 1, 2003

This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the prospectus of The DLB Fund Group dated March 1, 2003, as amended from time to time, and should be read in conjunction therewith. Each reference to the term "Prospectus" in this Statement of Additional Information shall mean The DLB Fund Group's prospectus relating to the DLB Fixed Income Fund, the DLB High Yield Fund, the DLB Value Fund, the DLB Core Growth Fund, the DLB Enhanced Index Core Equity Fund, the DLB Enhanced Index Growth Fund, the DLB Enhanced Index Value Fund, the DLB Small Company Opportunities Fund, the DLB Small Capitalization Value Fund, the DLB International Fund and the DLB Emerging Markets Fund (collectively, the "Funds").

The DLB Fund Group's audited financial statements for the fiscal year ended October 31, 2002 included in the Funds' Annual Report are hereby incorporated into this Statement of Additional Information by reference. A copy of the Prospectus and the Funds' most recent Annual Report may be obtained free of charge by writing The DLB Fund Group, c/o David L. Babson & Company Inc., Marketing Department, Attention: The DLB Fund Group Coordinator, One Memorial Drive, Cambridge, Massachusetts 02142, or by telephoning 1-877-766-0014.

                                TABLE OF CONTENTS








INVESTMENT OBJECTIVES AND POLICIES AND ASSOCIATED RISKS                1

INVESTMENT RESTRICTIONS                                                1

INCOME DIVIDENDS, DISTRIBUTIONS AND TAX STATUS                         4

MANAGEMENT OF THE TRUST                                               10

INVESTMENT ADVISORY AND OTHER SERVICES                                16

ADDITIONAL INVESTMENT PRACTICES OF THE FUNDS                          21

ADDITIONAL INVESTMENT PRACTICES OF THE FIXED INCOME FUND
AND THE HIGH YIELD FUND                                               29

ADDITIONAL INVESTMENT PRACTICES OF THE FUNDS
--FUTURES AND OPTIONS                                                 36

ADDITIONAL INVESTMENT PRACTICES OF THE INTERNATIONAL FUND
AND THE EMERGING MARKETS FUND                                         40

PORTFOLIO TRANSACTIONS                                                41

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES                      47

INVESTMENT PERFORMANCE                                                52

DETERMINATION OF NET ASSET VALUE                                      58

EXPERTS                                                               58

REPORT OF INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS               58

APPENDIX                                                              59

             INVESTMENT OBJECTIVES AND POLICIES AND ASSOCIATED RISKS

The investment objective and principal investment strategies and risks of the DLB Fixed Income Fund (the "Fixed Income Fund"); the DLB Value Fund (the "Value Fund"); the DLB Core Growth Fund (the "Core Growth Fund"), which was known as the DLB Growth Fund until July 20, 2000; the DLB Enhanced Index Core Equity Fund (the "Enhanced Index Core Equity Fund"), which was known as the DLB Disciplined Growth Fund until December 18, 2000 and, prior to that, the DLB Quantitative Equity Fund until March 8, 1999; the DLB Enhanced Index Growth Fund (the "Enhanced Index Growth Fund"); the DLB Enhanced Index Value Fund (the "Enhanced Index Value Fund"); the DLB Small Company Opportunities Fund (the "Small Company Opportunities Fund"), which was known as the DLB Micro Capitalization Fund until July 20, 2000; the DLB Small Capitalization Value Fund (the "Small Cap Value Fund"); the DLB International Fund (the "International Fund"), which was known as the DLB Stewart Ivory International Fund until February 27, 2003; the DLB Emerging Markets Fund (the "Emerging Markets Fund"), which was known as the DLB Stewart Ivory Emerging Markets Fund until February 27, 2003; and the DLB High Yield Fund (the "High Yield Fund") (each a "Fund," and collectively the "Funds") of The DLB Fund Group (the "Trust") are set forth in the Prospectus. This Statement of Additional Information ("SAI") includes additional information on those investment strategies and risks and on other strategies in which the Funds may engage and the risks associated with such strategies.

                             INVESTMENT RESTRICTIONS

Without a vote of the majority of the outstanding voting securities of the relevant Fund, the Trust will not take any of the following actions with respect to any Fund:

          (1) Borrow money in excess of 10% (33% in the case of the Core Growth Fund, Small Company Opportunities Fund, Small Capitalization Value Fund, International Fund, Emerging Markets Fund, High Yield Fund, Enhanced Index Growth Fund and Enhanced Index Value Fund) of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks for temporary, extraordinary or emergency purposes, except that the Fund may borrow through reverse repurchase agreements or dollar rolls up to 33% of the value of the Fund's total assets. Such borrowings (other than borrowings relating to reverse repurchase agreements and dollar rolls) will be repaid before any investments are purchased.

          (2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

          (3) Purchase or sell real estate (including real estate limited partnerships), although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, securities which represent interests in real estate and securities which are secured by interests in real estate, and the Fund may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as holder of debt obligations secured by real estate or interests therein or for use as office space for the Fund.

          (4) Make loans, except by purchase of debt obligations (including non-publicly traded debt obligations), by entering into repurchase agreements or through the lending of the Fund's portfolio securities. Loans of portfolio securities may be made with respect to up to 100% of the Fund's assets in the case of each Fund.

          (5) Issue any senior security (as that term is defined in the Investment Company Act of 1940 (the "1940 Act")), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. (The Funds have no intention of issuing senior securities except as set forth in Restriction 1 above.)

          (6) Invest 25% or more of the value of its total assets in securities of issuers in any one industry. (Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities are not considered to represent industries.)

          (7) Purchase or sell commodities or commodity contracts, including futures contracts, except that the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund, the Small Capitalization Value Fund and the High Yield Fund may purchase and sell futures contracts, options (including options on commodities and commodity contracts) and other financial instruments and may enter into foreign exchange transactions.

          (8) With respect to the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund and the Enhanced Index Value Fund either (i) invest more than 5% of the Fund's total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of the Fund's total assets may be invested without regard to this restriction or (ii) purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund.

Restrictions (1) through (8) above are deemed to be "fundamental" investment policies.

In addition, it is contrary to the present policy of each Fund to:

          (a) Invest in (i) securities that at the time of such investment are not readily marketable, (ii) securities the disposition of which is restricted under federal securities laws, excluding restricted securities that have been determined by the Trustees of the Trust (or the person designated by them to make such determination) to be readily marketable, and (iii) repurchase agreements maturing in more than seven days if, as a result, more than 15% of the Fund's net assets (taken at current value) would then be invested in securities described in (i), (ii) and (iii) above.

     It is also contrary to the present policy of the Fixed Income Fund and the Value Fund to:

          (b) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.

          (c) Make short sales of securities or maintain a short position for the Fund's account unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The Funds have no current intention in the coming year of engaging in short sales or maintaining a short position.

          (d) Invest in securities of other investment companies, except by purchase in the open market involving only customary brokers' commissions, or in connection with mergers, consolidations or reorganizations. For purposes of this restriction, foreign banks or their agents or subsidiaries are not considered investment companies.

          (e) Acquire more than 10% of the voting securities of any issuer.

          (f) Invest in warrants or rights (other than warrants or rights acquired by the Fund as a part of a unit or attached to securities at the time of purchase), except that the Fund may invest in such warrants or rights so long as the aggregate value thereof (taken at the lower of cost or market) does not exceed 5% of the value of the Fund's total assets and so long as no more than 2% of its total assets are invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange.

          (g) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

          (h) Make investments for the purpose of gaining control of a company's management.

Unlike Restrictions (1) through (8) above, Restrictions (a) through (h) above are deemed to be "non-fundamental" investment policies of the applicable Funds and therefore may be changed by the Trust's Trustees without shareholder approval.

Except as otherwise indicated in Restriction (1) or Restriction (a) above, all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The phrase "shareholder approval," as used in the Prospectus, and the phrase "vote of a majority of the outstanding voting securities," as used herein with respect to a Fund, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Fund, or (2) 67% or more of the shares of that Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                 INCOME DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), to qualify for treatment each year as a regulated investment company. In order to qualify for the favorable tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures or firm commitments) derived with respect to its business of investing in such stock, securities or currencies; (b) distribute at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses each year; and (c) diversify its holdings so that at the end of each fiscal quarter,
(i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses. So long as a Fund qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income distributed timely to its shareholders in the form of dividends or capital gain distributions.

If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for taxation as a regulated investment company.

In general, non-tax-exempt shareholders of a Fund will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares.

Distributions derived from interest, dividends and certain other income including net short-term capital gain, if any, are taxable to investors as ordinary income (subject to special rules concerning the availability of the dividends-received deduction for corporations). Distributions of net long-term capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) are taxable to investors as such, regardless of how long a shareholder may have owned shares in the relevant Fund. Tax-exempt organizations or entities will generally not be subject to federal income tax on dividends or distributions from a Fund, except certain organizations or entities, including private foundations, social clubs, and others, which may be subject to tax on dividends or capital gains. Each organization or entity should review its own circumstances and the federal tax treatment of its income.

If a Fund makes a distribution to shareholders in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder's tax basis in his or her shares, and thereafter, as a capital gain. A return of capital is not taxable, but it reduces a shareholder's tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of shares. Dividends and distributions on each Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur with respect to shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distribution in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or later if the Fund is permitted to elect and so elects) plus undistributed amounts from the prior year. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. A distribution paid to shareholders in January generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

If a Fund engages in certain transactions, such as firm commitments and hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. Such transactions may therefore affect the amount, timing and character of distributions to shareholders.

A Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income and gains not yet received. In such cases, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate sufficient cash to make the requisite distributions to its shareholders.

Each Fund's transactions, if any, in foreign currencies are likely to result in a difference between the Fund's book income and taxable income. If the Fund book income exceeds taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profit (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares and (iii) thereafter as a gain from the sale or exchange of a capital asset. If the Fund's taxable income exceeds book income, the Fund could be required to make distributions to avoid excise tax liability and to qualify as a regulated investment company.

Investment by a Fund in certain "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds received from the sale of its investment in such company. To avoid this treatment, a Fund may elect to mark to market annually such investments or to treat the passive foreign investment company as a "qualified electing fund," although the Funds do not currently expect to be in the position to make such elections.

The dividends-received deduction for corporations will generally apply to a Fund's dividends paid from investment income to the extent they are derived from dividends received by the Fund from domestic corporations that would be entitled to such deduction in the hands of the Fund if it were a regular corporation. A corporate shareholder will only be eligible to claim a dividends-received deduction with respect to a dividend from the Fund if the shareholder held its shares on the ex-dividend date and for at least 45 more days during the 90-day period surrounding the ex-dividend date. The dividends-received deduction is not available to Subchapter S corporations.

The sale, exchange or redemption of Fund shares by a shareholder may give rise to a gain or loss to that shareholder. In general, if the shares have been held by the shareholder for more than 12 months, any gain or loss realized upon a taxable disposition of Fund shares will be treated as long-term capital gain or loss. Otherwise, the gain or loss on the taxable disposition will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentences) realized upon a taxable disposition will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the same Fund or another Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

When a shareholder redeems Fund shares, the Fund may elect to pay the redemption price in whole or in part in cash, or in whole or in part in readily marketable securities held by the Fund. If the Fund elects to pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund, the redeeming shareholder will be taxed on the difference between the fair market value of the assets it receives on redemption and its basis in the redeemed shares of the Fund.

For taxable years beginning after December 31, 2000, the maximum capital gain tax rates for capital assets (including Fund shares) held by non-corporate shareholders for more than 5 years will be 8-percent and 18-percent (rather than 10-percent and 20-percent). The 18-percent rate applies only to assets for which the holding period begins after December 31, 2000 (including by way of an election to mark the asset to the market, and to pay the tax on any gain thereon, as of January 2, 2001). The mark-to-market election may be disadvantageous from a federal tax perspective, and shareholders should consult their tax advisors before making such an election.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of the investment on their particular tax situation.

FOREIGN WITHHOLDING TAXES. Certain Funds that invest in foreign securities may be subject to foreign withholding taxes on income and gains derived from foreign investments. Such taxes would reduce the yield on the Fund's investments, but, as discussed below, may be taken as either a deduction or a credit by U.S. investors if the Fund makes the election described below.

If, at year end, more than 50% of the value of a Fund's total assets are comprised of stock or securities of foreign corporations, the Fund intends to make an election with respect to the relevant Fund that allows shareholders to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified income taxes paid by the Fund to foreign countries with respect to foreign securities the Fund has held for at least the minimum period specified in the Code. In such case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. Investors should consult their tax advisors for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations (including with respect to a foreign tax credit, a holding period requirement). Shareholders who do not itemize deductions on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Shareholders of any of the Funds whose income from the Fund is not subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations may receive substantially different tax treatment of distributions by the relevant Fund, and may be disadvantaged as a result of the election described in this paragraph. Organizations that are exempt from U.S. taxation will not be affected by the election described above.

WITHHOLDING ON DISTRIBUTIONS TO FOREIGN INVESTORS. Dividend distributions (including, in general, distributions derived from short-term capital gains, dividends and interest) are in general subject to a U.S. withholding tax of 30% when paid to a non-resident alien individual, foreign estate or trust, a foreign corporation, or a foreign partnership ("foreign shareholder"). Persons who are residents in a country, such as the United Kingdom, that has an income tax treaty with the United States may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty. Distributions of net long-term capital gains to a foreign shareholder and any gain realized upon the sale of Fund shares by such a shareholder will ordinarily not be subject to U.S. taxation, unless the recipient or seller is a nonresident alien individual who is present in the United States for more than 183 days during the taxable year, and certain other conditions apply. Foreign shareholders with respect to whom income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder, however, will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares, and may also be subject to a branch profits tax. Again, foreign shareholders that are residents in a country with an income tax treaty with the United States may obtain different tax results and all foreign investors are urged to consult their tax advisors.

U.S. Treasury Regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules generally became effective for payments made after December 31, 2000. In some circumstances, these rules increase the certification and filing requirements imposed of foreign investors in order to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties. Foreign investors in the Funds should consult their tax advisors with respect to the potential application of these new regulations.

BACK-UP WITHHOLDING. Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate will be (i) 30% for amounts paid during 2002 and 2003, (ii) 29% for amounts paid during 2004 and 2005, and (iii) 28% for amounts paid during 2006 through 2010. This legislation will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. The Bush Administration has announced a proposal to accelerate reductions in tax rates which may change the back-up withholding rate as well.

NEW WITHHOLDING TAX RULES FOR PAYMENTS AFTER 2000. The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations became effective for payments made on or after January 1, 2001 (although transition rules apply). In some circumstances, the new rules increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in a Fund should consult their tax advisors with respect to the application of these new regulations.

ADDITIONAL LEGISLATIVE, JUDICIAL OR ADMINISTRATIVE ACTION. The foregoing discussion is based on tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, and such changes may be retroactive. In particular, the Bush Administration has announced a proposal to reduce or eliminate the tax on dividends previously taxed at the corporate level; however, many of the details of the proposal (including how the proposal would apply to dividends paid by a regulated investment company) have not been specified. The Bush Administration has also announced a proposal to make substantial changes to tax-advantaged savings and retirement vehicles the effect of which could significantly modify, among other things, the eligibility requirements, contribution limitations and investment parameters of such plans. The prospects for these proposals are unclear, and many of their details have not been specified. Accordingly, it is not possible to evaluate how these proposals might affect the tax discussion above.

                             MANAGEMENT OF THE TRUST

Pursuant to the Trust's Agreement and Declaration of Trust, the Board of Trustees supervises the affairs of the Trust as conducted by David L. Babson & Company Inc. (the "Manager"). The Trustees and officers of the Trust and their principal occupations during the past five years are as follows:

INTERESTED TRUSTEES:

------------------------------------------------------------------------------------------------------------------------------------
                                Position(s)  Term of Office(1)  Principal                     Number of Portfolios  Other
                                Held with    and Length of      Occupation(s) During          in Fund Complex       Directorships
Name, Address, and Age          Trust        Time Served        Past Five Years               Overseen by Trustee   Held by Trustee
==============================  ===========  =================  ============================  ====================  ================

KEVIN M. MCCLINTOCK(2)          Trustee      Since 1999         Managing Director and         11                    None.
David L. Babson & Company Inc.                                  Director, David L. Babson &
One Memorial Drive                                              Company Inc., 1999-present;
Cambridge, MA 02142                                             Managing Director, S.I.
Age: 41                                                         International Assets
                                                                (formerly known as
                                                                Babson-Stewart Ivory
                                                                International),
                                                                1999-present; Director of
                                                                Equities and Fixed Income,
                                                                Dreyfus Corporation,
                                                                1995-1999.
------------------------------------------------------------------------------------------------------------------------------------
(1) Each Trustee serves for an indefinite term, until his or her successor is elected.
(2) Mr. McClintock is an "Interested Person" as that term is defined in the 1940 Act, through his employment with the Funds'
    investment adviser.

DISINTERESTED TRUSTEES:

------------------------------------------------------------------------------------------------------------------------------------
                                Position(s)  Term of Office(1)  Principal                     Number of Portfolios   Other
                                Held with    and Length of      Occupation(s) During          in Fund Complex        Directorships
Name, Address, and Age          Trust        Time Served        Past Five Years               Overseen by Trustee    Held by Trustee
==============================  ===========  =================  ============================  =====================  ===============
NABIL N. EL-HAGE                Trustee      Since January      Senior Lecturer, Finance,     11                     None.
c/o David L. Babson                          2003               Harvard Graduate School of
    & Company Inc.                                              Business Administration,
One Memorial Drive                                              January 2003 -present;
Cambridge, MA 02142                                             Chairman and CEO, Jeepers!
Age: 44                                                         Inc. (indoor amusement
                                                                centers), 1995 - present.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                Position(s)  Term of Office(1)  Principal                     Number of Portfolios   Other
                                Held with    and Length of      Occupation(s) During          in Fund Complex        Directorships
Name, Address, and Age          Trust        Time Served        Past Five Years               Overseen by Trustee    Held by Trustee
==============================  ===========  =================  ============================  =====================  ===============
STEVEN A. KANDARIAN (2)         Trustee      Since January      Executive Director, Pension   13                     Trustee,
c/o David L. Babson                          2002               Benefit Guaranty Corp., (a                           MassMutual
    & Company Inc.                                              federal pension agency),                             Participation
One Memorial Drive                                              December 2001-present;                               Investors and
Cambridge, MA 02142                                             Managing Director, Orion                             MassMutual
Age: 50                                                         Partners, L.P. (a private                            Corporate
                                                                equity fund), 1993-November                          Investors
                                                                2001.                                                (closed-end
                                                                                                                     mutual funds)
                                                                                                                     since February
                                                                                                                     2002.
------------------------------  -----------  -----------------  ----------------------------  ---------------------  ---------------
RICHARD NENNEMAN                Trustee      Since 1994         Retired. Currently sits on    11                     None.
c/o David L. Babson                                             boards of various civic
    & Company Inc.                                              associations.
One Memorial Drive
Cambridge, MA 02142
Age: 73
------------------------------  -----------  -----------------  ----------------------------  ---------------------  ---------------
RICHARD PHELPS                  Trustee      Since 1994         Chairman and CEO of Phelps    11                     Director,
c/o David L. Babson                                             Industries, Inc. (pet and                            Superior Pet
    & Company Inc.                                              consumer  products).                                 Products, Ltd.
One Memorial Drive                                                                                                   (U.K.);
Cambridge, MA 02142                                                                                                  Director,
Age: 74                                                                                                              Bio-Comp Corp.
                                                                                                                     (manufacturer
                                                                                                                     of fertilizer);
                                                                                                                     Member, Board
                                                                                                                     of Overseers,
                                                                                                                     Tufts
                                                                                                                     University
                                                                                                                     School of
                                                                                                                     Veterinary
                                                                                                                     Medicine and
                                                                                                                     Dean's Council,
                                                                                                                     Harvard
                                                                                                                     Graduate School
                                                                                                                     of Education.
------------------------------------------------------------------------------------------------------------------------------------
(1) Each Trustee serves for an indefinite term, until his or her successor is elected.

(2) MassMutual Participation Investors and MassMutual Corporate Investors are deemed to be part of the Fund Complex because they are also managed by the Manager of The DLB Fund Group.

PRINCIPAL OFFICERS:

-------------------------------------------------------------------------------------------
                                                 Term of Office(1)
                                Position(s)      and Length of      Principal Occupation(s)
Name, Address, and Age          Held with Trust  Time Served        During Past Five Years
==============================  ===============  =================  =======================
FRANK L. TARANTINO              President        Since 1999         Managing Director,
David L. Babson & Company Inc.                                      Chief Financial Officer
One Memorial Drive                                                  and Director of David
Cambridge, MA 02142                                                 L. Babson & Company
Age: 58                                                             Inc. (1997-present);
                                                                    Director, President and
                                                                    Clerk of Babson Securities
                                                                    Corp. (1997-present).
------------------------------  ---------------  -----------------  -----------------------
DEANNE B. DUPONT                Treasurer        Since 1996         Managing Director and
David L. Babson & Company Inc.                                      Treasurer of David L.
One Memorial Drive                                                  Babson & Company Inc.
Cambridge, MA 02142
Age: 47
------------------------------  ---------------  -----------------  -----------------------
MARY ELLEN WESNESKI             Vice President   Since 1999         Managing Director of
David L. Babson & Company Inc.                                      David L. Babson &
One Memorial Drive                                                  Company Inc.
Cambridge, MA 02142                                                 (1999-present); Senior
Age: 51                                                             Manager, Deloitte &
                                                                    Touche LLP (1996-1999).
------------------------------  ---------------  -----------------  -----------------------
JOHN E. DEITELBAUM              Clerk            Since 1999         Second Vice President
David L. Babson & Company Inc.                                      and Associate General
One Memorial Drive                                                  Counsel, Massachusetts
Cambridge, MA 02142                                                 Mutual Life Insurance
Age: 34                                                             Company ("MassMutual")
                                                                    (2000-present),
                                                                    Assistant Clerk, Babson
                                                                    Securities Corp.
                                                                    (1999-present); Counsel
                                                                    (2000-present),
                                                                    Assistant Clerk
                                                                    (1999-present), Vice
                                                                    President and General
                                                                    Counsel (1998-1999),
                                                                    David L. Babson &
                                                                    Company Inc.; Counsel,
                                                                    MassMutual (1996-1998).
-------------------------------------------------------------------------------------------
(1) Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

                                BOARD OF TRUSTEES
                                -----------------
FUND GOVERNANCE

Although the day-to-day operations of the Funds are delegated to the Funds' investment manager, the Board of Trustees of the Trust has overall responsibility for the management and supervision of the Trust and each Fund. The Trustees approve all significant agreements between the Trust and the persons and companies that furnish services to the Trust or the Funds, including the Funds' principal underwriter, administrator, custodian, transfer agent, investment manager and any investment subadvisers. To assist them in this role, the Trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act ("Disinterested Trustees") have retained independent legal counsel.

COMMITTEES OF THE BOARD OF TRUSTEES

The Board of Trustees of the Trust has an Audit Committee and a Nominating Committee, each of which is comprised of Trustees who are not "interested persons" of the Trust. Currently, Messrs. Kandarian, Nenneman and Phelps comprise the Audit and Nominating Committees. It is currently expected that Mr. El-Hage will be considered for appointment to each of the Committees during the fiscal year ending October 31, 2003. The Nominating Committee, pursuant to a Nominating Committee Charter adopted by the Board, makes nominations for Independent Trustees of the Trust, reviews committee assignments, monitors the performance of the Funds' legal counsel, and reviews and makes recommendations regarding Trustee compensation. The Nominating Committee does not have procedures for considering nominees recommended by shareholders. The Nominating Committee held three meetings during the fiscal year ended October 31, 2002, including a meeting on December 13, 2002 at which it recommended the nomination of Nabil N. El-Hage for election as Trustee. The Audit Committee, pursuant to an Audit Committee Charter adopted by the Board, oversees the Trust's accounting and financial reporting policies and practices, its internal controls and internal controls of certain service providers; oversees the quality and objectivity of the Trust's financial statements and the independent audit thereof; ascertains the independence of the Trust's independent auditors; and acts as liaison between the Trust's independent auditors and the full Board of Trustees. The Audit Committee met three times during the fiscal year ended October 31, 2002. The full Board met four times during the fiscal year ended October 31, 2002. Mr. McClintock was absent from the regular Board meeting held on September 20, 2002. Mr. Phelps did not attend the regular Board meeting, the Audit Committee meeting and the Nominating Committee meeting held on September 20, 2002. Other then the instances mentioned above, each Trustee attended all of the Board and Committee meetings of which he is a member.

APPROVAL OF INVESTMENT ADVISORY CONTRACTS

On September 20, 2002, Babson-Stewart Ivory International ("BSII") changed its name to S.I. International Assets. Concurrently the Manager and Stewart Ivory & Company International (now known as First State Investments International Limited ("First State")), a wholly-owned subsidiary of First State Investments (U.K. Holdings) Limited, entered into an agreement providing for the orderly winding up of BSII. In connection with this, a proposed new subadvisory agreement between the Manager and First State relating to each of the International Fund and the Emerging Markets Fund was approved by the Board of Trustees on December 13, 2002 and the shareholders of each Fund on February 21, 2003. In approving the Funds' current investment advisory agreements with the Manager and new subadvisory arrangements with First State, the Trustees considered a number of factors they believed to be relevant to the interests of shareholders of the Funds. Such factors included (i) the research and decision-making processes of the investment advisers, (ii) the education, experience and number of advisory personnel, (iii) the ability of the investment advisers to attract and retain capable research and advisory personnel, (iv) current and developing conditions in the financial services industry, including increased competition among investment companies, (v) the financial condition, stability and borrowings of the advisers, (vi) the quality of the advisers' services with respect to regulatory compliance and compliance with the investment policies of the Funds, (vii) possible economies of scale, and (viii) any conditions affecting the Manager's and First State's future provision of high quality services to the Funds.

In addition, the Trustees considered the investment performance of each Fund, including (i) a comparison of each Fund's performance against appropriate market indices and other accounts managed by the advisers with similar investment objectives and (ii) a comparison of each Fund's long-term and short-term performance against other funds with similar investment objectives. The Trustees also examined possible conflicts for the advisers, including each adviser's allocation methods, type and number of clients, and the advisers' own investments. The Trustees reviewed the advisory fees and other expenses of each Fund against such fees for a peer group of funds with similar investment objectives and noted the existence and impact of the advisers' voluntary expense limitations. Finally, the Trustees examined, on a Fund by Fund basis, the profitability to the Manager and First State from serving as advisers to the Funds and from an affiliate of the advisers serving as principal underwriter and shareholder servicing agent of the Funds. The Trustees compared such profits to those profits derived by the advisers on certain private accounts under their management. In analyzing the advisers' profits, the Trustees also considered (i) potential "fallout benefits" to the advisers (such as the reputational value derived from serving as advisers to the Funds) and (ii) the amount and percentage of commissions paid to brokers that provide "brokerage and research services" to the advisers and the nature of the services provided in return, which include general economic and market reviews, technical and portfolio analysis, pricing services and trade execution services.

Following their review, the Trustees determined that the terms of the investment advisory arrangements with the Manager and First State were fair and reasonable with respect to each Fund and were in the best interests of each Fund's shareholders.

In their deliberations with respect to these matters, the Trustees were advised by their counsel, who were determined by the Disinterested Trustees to be "independent legal counsel" within the meaning and intent of the SEC rules regarding the independence of counsel. The Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Disinterested Trustees, did not identify any single matter as all-important or controlling. Certain matters described above were not considered for each adviser, and the foregoing summary does not detail all of the matters considered.

TRUSTEE OWNERSHIP OF FUND SHARES
--------------------------------

The table below sets forth information regarding the Trustees beneficial ownership of Fund shares, based on the value of such shares as of December 31, 2002.

--------------------------------------------------------------------------------------------------
                                                                             AGGREGATE DOLLAR
                                                                             RANGE OF EQUITY
                                                                             SECURITIES IN ALL
                                                                             REGISTERED INVESTMENT
                                                                             COMPANIES OVERSEEN BY
                         THE DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY  TRUSTEE IN FAMILY OF
NAME OF TRUSTEE          OWNED IN THE TRUST                                  INVESTMENT COMPANIES
=======================  ==================================================  =====================

DISINTERESTED TRUSTEES*
-----------------------  --------------------------------------------------  ---------------------
-----------------------  --------------------------------------------------  ---------------------
Steven A. Kandarian      None                                                None
-----------------------  --------------------------------------------------  ---------------------
Richard A. Nenneman      None                                                None
-----------------------  --------------------------------------------------  ---------------------
Richard J. Phelps        Enhanced Index Core Equity Fund - $10,001- $50,000  Over $100,000
                         Value Fund - $50,000-$100,000
                         Small Company Opportunities Fund - over $100,000
-----------------------  --------------------------------------------------  ---------------------
INTERESTED TRUSTEES
-----------------------  --------------------------------------------------  ---------------------
-----------------------  --------------------------------------------------  ---------------------
Kevin M. McClintock      Small Company Opportunities Fund - over $100,000    Over $100,000
--------------------------------------------------------------------------------------------------

* Mr. Nabil N. El-Hage was elected as a Trustee of the Trust as of January 1, 2003. He did not beneficially own any shares of The DLB Fund Group at that date.

TRUSTEE COMPENSATION
--------------------

Except as noted below, the Trust pays each Trustee who is not an "interested person" of the Trust a fee for his services. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to Trustees of other mutual fund complexes. The fees paid to each Trustee by the Trust for the fiscal year ended October 31, 2002 are shown below:

--------------------------------------------------------------------------------
                                           PENSION OR
                                           RETIREMENT         TOTAL COMPENSATION
                          AGGREGATE        BENEFITS ACCRUED   FROM FUND
                          COMPENSATION     AS PART OF         AND FUND COMPLEX
NAME OF TRUSTEE*          FROM TRUST(1)    FUND EXPENSES      PAID TO TRUSTEES
-----------------------   --------------   ----------------   ------------------
Richard A. Nenneman       20,000           N/A                20,000
-----------------------   --------------   ----------------   ------------------
Richard J. Phelps(2)      19,000           N/A                23,375
-----------------------   --------------   ----------------   ------------------
Steven A. Kandarian(3)    0                N/A                0
-----------------------   --------------   ----------------   ------------------
Kevin M. McClintock(4)    0                N/A                0
--------------------------------------------------------------------------------

* Mr. Nabil N. El-Hage, elected as a Trustee of the Trust as of January 1, 2003, received no compensation from the Trust in 2002.

(1) Includes an annual retainer payable by the Trust to each of the Disinterested Trustees of $16,000 and a per meeting attendance fee of $1,000.

(2) Mr. Phelps attended three of the four regular meetings in calendar year 2002 and four of the six Committee meetings of which he is a member. He also received $4,375 in compensation for serving as a Director to the Babson-Stewart Ivory International Fund, deemed to be a part of the Fund Complex because its sub-adviser, S.I. International Assets, is affiliated with the investment adviser to the Funds. Mr. Phelps retired as a Director of the Babson-Stewart Ivory International Fund upon the election of his successor on September 13, 2002.

(3) Mr. Kandarian, although a Disinterested Trustee of The DLB Fund Group and MassMutual Corporate Investors and MassMutual Participation Investors (two closed-end funds deemed to be a part of the Fund Complex because they are managed by the investment adviser to the Funds), is not paid an annual retainer or a per meeting attendance fee from these funds while employed with the Pension Benefit Guarantee Corporation.

(4) Mr. McClintock, as an "interested person" of the Trust, received no compensation for his role as Trustee to the Trust.

CODE OF ETHICS
--------------
The Trust, the Manager, First State, and Babson Securities Corporation, the principal underwriter of the Funds ("BSC"), have adopted Codes of Ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds.


                     INVESTMENT ADVISORY AND OTHER SERVICES

MANAGEMENT CONTRACTS
--------------------
The Manager, David L. Babson & Company Inc., has its principal locations at One Memorial Drive, Cambridge, Massachusetts 02142, and 1500 Main Street, Springfield, Massachusetts 01115. The Manager is a wholly-owned subsidiary of DLB Acquisition Corp., a holding company that is a majority-owned subsidiary of MassMutual Holding Company, a holding company and a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company, a mutual life insurance company organized under the laws of Massachusetts ("MassMutual"). MassMutual also currently owns more than 25% of the outstanding shares of each Fund and therefore is deemed to "control" each such Fund within the meaning of the 1940 Act.

Under separate Management Contracts (each a "Management Contract") between the Trust and the Manager, and subject to such policies as the Trustees of the Trust may determine, the Manager will furnish continuously an investment program for each Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities. The Manager has entered into separate Subadvisory Agreements with First State with respect to the management of the investment portfolios of the International Fund and the Emerging Markets Fund. (First State is referred to herein as the "Subadvisor.") The Manager pays the Subadvisor a monthly fee at the annual rate of (a) .375% of the International Fund's average daily net assets, and (b) .875% of the Emerging Markets Fund's average daily net assets. These payments will not affect the amounts payable by the International Fund or the Emerging Markets Fund to the Manager or such Fund's expense ratio. Subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under "Portfolio Transactions," the Trust's portfolio transactions may be placed with broker-dealers that furnish the Manager, at no cost to the Manager, certain research, statistical and quotation services of value to the Manager in advising the Trust or its other clients.

As disclosed in the Prospectus, each of the Funds pays the Manager a monthly fee at the annual rate of the relevant Fund's average daily net assets set forth therein. In addition, the Manager has agreed to bear certain expenses through February 29, 2004 to the extent that each of the Fund's annual expenses (including the management fee, but excluding brokerage commissions, hedging transaction fees and other investment related costs, extraordinary, non-recurring and certain other unusual expenses, such as litigation expenses and other extraordinary legal expenses, securities lending fees and expenses, and transfer taxes) would exceed the percentage of the Fund's average daily net assets set forth in the Prospectus. The chart set forth on the following page shows for each Fund: (1) the total management fees paid by the Funds to the Manager and (2) other expenses reimbursed by the Manager during the periods indicated:
                                             MANAGEMENT               OTHER
                          FISCAL                FEE                  EXPENSES
                           YEAR                 PAID                REIMBURSED
                          ------             ----------             ----------
1.  FIXED INCOME FUND
                           2000               118,966                106,195
                           2001               106,022                112,353
                           2002               104,777                111,680

2.  VALUE FUND
                           2000               354,355                      0
                           2001               292,293                 30,960
                           2002               312,372                 18,067

3.  CORE GROWTH FUND
                           2000               823,338                      0
                           2001               714,111                      0
                           2002               606,495                      0

4.  ENHANCED INDEX CORE
    EQUITY FUND
                           2000               365,004                 75,082
                           2001               189,360                114,279
                           2002               138,169                103,902

5.  ENHANCED INDEX
    GROWTH FUND(1)
                           2001                97,286                105,094
                           2002                91,613                108,227

6.  ENHANCED INDEX
    VALUE FUND(2)
                           2001               108,764                 99,139
                           2002               120,955                118,480

7.  SMALL COMPANY
    OPPORTUNITIES FUND
                           2000               536,112                 22,229
                           2001             1,630,031                      0
                           2002             3,250,233                      0

8.  SMALL CAPITALIZATION
    VALUE FUND(3)
                           2001               369,682                 72,877
                           2002               450,984                 89,952

9.  INTERNATIONAL FUND(4)
                           2000               484,194                 73,038
                           2001               311,649                122,337
                           2002               152,067                119,916

10. EMERGING MARKETS FUND
                           2000               374,811                 65,685
                           2001               312,499                 84,880
                           2002               335,298                 73,934

11. HIGH YIELD FUND(5)
                           2000                19,387                 53,241
                           2001               124,498                 79,124
                           2002               129,213                 75,076

(1) The Enhanced Index Growth Fund commenced operations on December 19, 2000.
(2) The Enhanced Index Value Fund commenced operations on December 19, 2000.
(3) The Small Capitalization Value Fund commenced operations on December 19,
    2000.
(4) The International Fund commenced operations on November 2, 1999.

(5) The High Yield Fund commenced operations on September 5, 2000.

Each Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. Each Management Contract also provides that in the event the Manager ceases to be the manager of any Fund, the right of the Fund or the Trust to use the identifying name "DLB" may be withdrawn.

Each Management Contract has an initial two-year term and will continue in effect thereafter indefinitely so long as its continuance is approved at least annually by (i) a vote, cast in person at a meeting called for that purpose, of a majority (or one, if there is only one) of those Trustees who are not "interested persons" of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment and is terminable on not more than 60 days' notice by the Trust to the Manager. In addition, each Management Contract may be terminated on not more than 60 days' written notice by the Manager to the Trust.

The Subadvisory Agreements contain provisions similar to those contained in the Management Contracts.

PRINCIPAL UNDERWRITER
---------------------

Babson Securities Corp. ("BSC"), a wholly-owned subsidiary of the Manager, serves as the principal underwriter of the Funds. As described in the Prospectus, BSC solicits applications for the purchase of shares of the Funds and may assist investors in transmitting applications to the Funds or their agent as part of the Funds' continuous offering of their shares. BSC has not received any compensation from the Funds or the Trust for serving as principal underwriter of the Funds. BSC's principal business address is One Memorial Drive, Cambridge, Massachusetts 02142.

CUSTODIAL ARRANGEMENTS
----------------------

Investors Bank & Trust Company ("IBT") serves as the Trust's custodian on behalf of the Funds. As such, IBT holds in safekeeping certificated securities and cash belonging to a Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to a Fund. Upon instruction, IBT receives and delivers cash and securities of a Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. IBT also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis.

TRANSFER AGENT/ADMINISTRATOR
----------------------------

In addition to serving as the Trust's custodian, IBT serves as the Trust's transfer agent and dividend disbursing agent on behalf of the Funds. IBT, under the terms of an administration agreement with the Trust, also provides certain services to the Trust, including among others, assisting the Trust in the following respects: (a) monitoring portfolio compliance, (b) performing quarterly testing to establish each Fund's qualification as a regulated investment company for tax purposes, and (c) maintaining effective Blue Sky notification filings for states in which the Trust intends to solicit sales of Fund shares. In December 2000, the Board of Trustees approved an amendment to the Trust's administration agreement, pursuant to which IBT provides the following additional administrative services to the Funds: (a) treasury administrative services (e.g., preparing and monitoring the expense budgets for the Funds, receiving and coordinating payment of approved Fund expenses, calculating each Fund's total return); (b) financial reporting services (e.g., coordinating the annual audit and semiannual preparation and printing of financial statements, preparing and filing the Trust's Form N-SAR); (c) assistance with preparing and making various SEC filings; and (d) tax related services (e.g., preparing income tax provisions, calculating excise tax distributions, preparing tax returns and preparing year-end tax related disclosures). In exchange for the additional services, the fee to IBT was increased. The increased administrative fee is reflected in the expense information shown for each Fund in the Prospectus.

The fees paid by the Funds to IBT during the past three fiscal years pursuant to the Trust's administration agreement with IBT are set forth in the following chart:

---------------------------------------------------------------------------
        NAME OF FUND                       2000*        2001*        2002*
        ============                     ========     ========     ========

1.  Fixed Income Fund                    $ 10,098     $ 17,221     $ 22,040
------------------------------------     --------     --------     --------
2.  High Yield Fund                      $  1,511     $ 17,649     $ 21,523
------------------------------------     --------     --------     --------
3.  Value Fund                           $ 17,704     $ 38,845     $ 47,352
------------------------------------     --------     --------     --------
4.  Core Growth Fund                     $ 44,855     $ 93,623     $ 90,809
------------------------------------     --------     --------     --------
5.  Enhanced Index Core Equity Fund      $ 14,227     $ 24,649     $ 22,845
------------------------------------     --------     --------     --------
6.  Enhanced Index Growth Fund                N/A     $ 15,150     $ 15,158
------------------------------------     --------     --------     --------
7.  Enhanced Index Value Fund                 N/A     $ 16,554     $ 20,086
------------------------------------     --------     --------     --------
8.  Small Company Opportunities Fund     $ 17,537     $134,853     $275,402
------------------------------------     --------     --------     --------
9.  Small Capitalization Value Fund           N/A     $ 38,654     $ 53,806
------------------------------------     --------     --------     --------
10. International Fund                   $ 18,176     $ 27,292     $ 15,936
------------------------------------     --------     --------     --------
11. Emerging Markets Fund                $  8,519     $ 17,394     $ 22,384
---------------------------------------------------------------------------

*IBT began providing administrative services to (i) the Fixed Income Fund, Value Fund, Core Growth Fund, Enhanced Index Core Equity Fund, and Small Company Opportunities Fund in June 1999, (ii) the International Fund and Emerging Markets Fund in November 1999, (iii) the High Yield Fund in September 2000, and
(iv) the Enhanced Index Growth Fund, Enhanced Index Value Fund and Small Capitalization Value Fund in December 2000.

INDEPENDENT PUBLIC ACCOUNTANTS
------------------------------

Deloitte & Touche LLP is the Trust's independent public accountant, providing audit services and assistance and consultation in connection with tax returns and the reviewing of various filings with the Securities and Exchange Commission (the "SEC").

                  ADDITIONAL INVESTMENT PRACTICES OF THE FUNDS

As noted in the Prospectus, each Fund may, in pursuing its investment objective, engage in investment techniques and practices in addition to the Fund's principal investment strategies. The following discussion provides more detailed information about certain of these additional, non-principal investment techniques and practices.

MONEY MARKET INSTRUMENTS. Each Fund may invest in money market securities. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. Government, corporations, banks or other entities. They may have fixed, variable or floating interest rates.

U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. Government Securities. These include obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment. Such agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

BANK OBLIGATIONS. Each Fund may invest in bank obligations, including those of foreign branches of domestic banks, foreign banks and domestic branches and subsidiaries of foreign banks. These include certificates of deposit, time deposits and bankers' acceptances. Time deposits, other than overnight deposits, may be subject to withdrawal penalties and if so they are deemed "illiquid" investments. Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

COMMERCIAL PAPER. Each Fund may invest in commercial paper, which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Each Fund also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement.

PREFERRED STOCKS. Each Fund may buy preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate.

"Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of liquidation are generally subordinate to the rights associated with a corporation's debt securities. See the "Descriptions of Principal Investment Risks" section of the Prospectus for additional information relating to the risks of investing in preferred stocks.

CONVERTIBLE SECURITIES. Each Fund may purchase fixed-income convertible securities, such as bonds or preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinate to non-convertible debt securities. While providing a fixed-income stream (generally higher in yield than the income from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer. While convertible securities are a form of debt security in many cases, their conversion feature (allowing conversion into equity securities) causes them to be regarded more as "equity equivalents." See the "Descriptions of Principal Investment Risks" section of the Prospectus for additional information relating to the risks of investing in convertible securities.

WHEN-ISSUED SECURITIES. Each Fund may purchase or sell securities on a "when-issued," delayed delivery or on a forward commitment basis ("forward contracts"). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations, and no interest accrues to the purchaser during this period. At the time of delivery, the securities may be worth more or less than the purchase or sale price. A Fund may use forward contracts to manage interest rate exposure, as a temporary substitute for purchasing or selling particular debt securities, or to take delivery of the underlying security rather than closing out the forward contract.

RESTRICTED/ILLIQUID SECURITIES. Each Fund may hold up to, but not more than, 15% of its net assets in "illiquid securities," which are securities that are not readily marketable, including securities whose disposition is restricted by contract or under federal securities laws; provided, that in circumstances where fluctuations in value result in the Fund's investment in illiquid securities constituting more than 15% of the current value of its net assets, the Fund will take reasonable steps to reduce its investments in illiquid securities until such investments constitute no more than 15% of the Fund's net assets. A Fund may not be able to dispose of such securities in a timely fashion and for a fair price, which could result in losses to the Fund. In addition, illiquid securities are generally more difficult to value.

PORTFOLIO TURNOVER. Although portfolio turnover is not a limiting factor with respect to investment decisions for the Funds, the Funds (other than the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund and the Small Company Opportunities Fund) expect to experience relatively modest portfolio turnover rates. It is anticipated that under normal circumstances the annual portfolio turnover rate of any Fund (other than the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund and the Small Company Opportunities Fund) will not exceed 100%. However, in any particular year, market conditions may result in greater turnover rates than the Manager currently anticipates for these Funds. The Manager will make changes to the Enhanced Index Core Equity Fund's portfolio, the Enhanced Index Growth Fund's portfolio, the Enhanced Index Value Fund's portfolio and the Small Company Opportunities Fund's portfolio whenever the Manager believes such changes are desirable and, consequently, anticipates that each such Fund's portfolio turnover may be high. For the fiscal year ended October 31, 2002, however, the Enhanced Index Core Equity Fund experienced a drop in portfolio turnover from fiscal year 2001 as a result of a transition to a more rigorous transaction cost strategy that lowered portfolio turnover. The Small Company Opportunities Fund also experienced a decrease in portfolio turnover from the previous year because fewer of the Fund's holdings experienced appreciation during the fiscal year. Portfolio turnover involves brokerage commissions and other transaction costs, which the relevant Fund will bear directly, and could involve realization of capital gains that would be taxable when distributed to shareholders. To the extent that portfolio turnover results in realization of net short-term capital gains, such gains ordinarily are taxed to shareholders at ordinary income tax rates. Portfolio turnover rates are shown in the "Financial Highlights" section of the Prospectus. See the "Taxes" section of the Prospectus and "Portfolio Transactions" in this SAI for additional information.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements. Under repurchase agreements, a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date. The resale price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase transactions afford an opportunity for a Fund to earn a return on temporarily available cash at no market risk, although there is a risk that the seller may default on its obligation to pay the agreed-upon sum on the redelivery date. Default may subject a Fund to expenses, delays and risks of loss. Repurchase agreements entered into with foreign brokers, dealers and banks involve additional risks similar to those of investing in foreign securities. For a discussion of these risks, see the discussions of foreign issuer risk and foreign currency risk below and in the "Descriptions of Principal Investment Risks" section of the Prospectus.

LENDING OF PORTFOLIO SECURITIES. Each Fund may make secured loans of portfolio securities on up to 33% of the Fund's total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, a Fund may make loans of portfolio securities only to parties that the Manager or Subadvisor believes have relatively high credit standing. Securities loans are made pursuant to agreements requiring that loans be continuously secured by collateral in cash or U.S. Government securities at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. The Fund may invest the cash collateral received or may receive a fee from the borrower. All investments of cash collateral by a Fund are for the account and risk of the Fund. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice. The Fund may also call such loans in order to sell the securities involved. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodian, securities lending agent and placement fees.

DERIVATIVES. Certain of the instruments in which the Funds may invest, such as mortgage-backed securities and indexed securities, are considered to be "derivatives." A derivative is a financial instrument whose values depend upon, or is derived from, the value of an underlying asset, such as a security or currency. The use of such instruments may result in a higher amount of short-term capital gains (taxed at ordinary income tax rates) than would result if the Funds did not use such instruments. In addition to risks such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets and indices. Additionally, a Fund's use of derivatives may affect the timing and amount of taxes payable by shareholders.

WARRANTS AND RIGHTS. A warrant typically gives the holder the right to purchase underlying stock at a specified price for a designated period of time. Warrants may be a relatively volatile investment. The holder of a warrant takes the risk that the market price of the underlying stock may never equal or exceed the exercise price of the warrant. A warrant will expire without value if it is not exercised or sold during its exercise period. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights have no voting rights, receive no dividends, and have no rights to the assets of the issuer.

Each Fund may invest in warrants or rights. However, the Fixed Income Fund and the Value Fund each must limit its investment in warrants or rights (excluding warrants or rights acquired by the Fund as a part of a unit or attached to securities at the time of purchase) so that the aggregate value thereof (taken at the lower of cost or market) does not exceed 5% of the value of the Fund's total assets and so that no more than 2% of its total assets are invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange.

REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts ("REITs") that may be purchased by a Fund include equity REITs, which own real estate directly, mortgage REITs, which make construction, development or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. Equity REITs will be affected by, among other things, changes in the value of the underlying property owned by the REITs, while mortgage REITs will be affected by, among other things, the value of the properties to which they have extended credit.

Factors affecting the performance of real estate may include excess supply of real property in certain markets, changes in zoning laws, completion of construction, changes in real estate value and property taxes, sufficient level of occupancy, adequate rent to cover operating expenses, and local and regional markets for competing assets. The performance of real estate may also be affected by changes in interest rates, prudent management of insurance risks and social and economic trends. In addition, REITs are dependent upon the skill of each REIT's management.

A Fund could, under certain circumstances, own real estate directly as a result of a default on debt securities it owns or from an in-kind distribution of real estate from a REIT. Risks associated with such ownership could include potential liabilities under environmental laws and the costs of other regulatory compliance. If the Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company and thus its ability to avoid taxation on its income and gains distributed to its shareholders. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation and the risk of failing to qualify for tax-free pass-through of income under the Code and/or to maintain exempt status under the 1940 Act. If a Fund invests in REITs, investors would bear not only a proportionate share of the expenses of the Fund, but also, indirectly, expenses of the REITs.

FOREIGN SECURITIES. Each Fund is permitted to invest in foreign securities, including securities in emerging markets.

Foreign securities include debt, equity and hybrid instruments, obligations and securities of foreign issuers, including governments of countries other than the United States and companies organized under the laws of countries other than the United States, companies that have their primary business carried on outside the United States and companies that have their principal securities trading market outside the United States. Foreign securities also include securities of foreign issuers (i) represented by American Depositary Receipts ("ADRs") or (ii) sponsored or unsponsored Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") to the extent they become available.

ADRs are receipts typically issued by a United States bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in the United States securities markets. Each Fund may invest in ADRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts with respect to the deposited securities. ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted and are subject to many of the risks associated with owning the underlying foreign security. The Funds will treat the underlying securities of an ADR as the investment for purposes of its investment policies and restrictions.

GDRs and EDRs are typically issued by foreign depositaries and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing them. The depositary of an unsponsored GDR or EDR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the GDR or EDR holders any voting rights with respect to the securities or pools of securities represented by the GDR or EDR. GDRs and EDRs also may be denominated in a currency different from the currency in which the underlying securities are denominated. Registered GDRs and EDRs are generally designed for use in U.S. securities markets, while bearer form GDRs and EDRs are generally designed for non-U.S. securities markets. The Funds will treat the underlying securities of a GDR or EDR as the investment for purposes of its investment policies and restrictions.

Investments in foreign securities involve special risks and considerations. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. For example, foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of a Fund are uninvested. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. They may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for a Fund's agents to keep currently informed about corporate actions that may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States; thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. A Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.

A number of current significant political, demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. The course of any one or more of these events and the effect on trade barriers, competition and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. The Manager and Sub-Advisor seek to mitigate the risks associated with these considerations through active professional management.

In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities, decrease in the level of liquidity in a Fund's portfolio, or, if a Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Fund bears the risk that the securities will not be delivered and that the Fund's payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments; present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets; and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times.

Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.

INVESTMENT COMPANIES. Each Fund may invest in investment companies. Investment companies include the category of investments commonly known as mutual funds. An open-end investment company is a fund that redeems its shares on a daily basis, while a closed-end investment company is a fund that does not redeem its shares on a daily basis. An investment in a closed-end investment company may be less liquid than an investment that can be sold any time a Fund holding such an investment decides to sell. Since the value of an investment company is based on the value of the individual securities it holds, an investment company's value will fall if the value of its underlying securities declines. As a shareholder of an investment company, a Fund will bear its ratable share of the investment company's expenses, including management fees, and will remain subject to the investment company's advisory and administration fees with respect to the assets so invested.

SHORT SALES. To the extent permitted by law, unless restricted by the individual Fund's investment policies as detailed in the prospectus and SAI, the Funds may engage in short sales. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. When a Fund makes a short sale on a security, it must borrow the security sold short and deliver it to a broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon the conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely impacted by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

                       ADDITIONAL INVESTMENT PRACTICES OF
                  THE FIXED INCOME FUND AND THE HIGH YIELD FUND

In addition to the investment practices described in the Prospectus and above, the Fixed Income Fund and the High Yield Fund may also engage in the following investment practices.

ADJUSTABLE RATE SECURITIES. The Fixed Income Fund and High Yield Fund may invest in adjustable rate securities, which are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. They may be U.S. Government securities or securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rates on adjustable rate securities may lag changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rates during a specified period or over the life of the security. Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

INTEREST RATE SWAPS AND RELATED INSTRUMENTS. An interest rate swap agreement involves the exchange by the Fixed Income Fund or High Yield Fund with another party of their respective commitments to pay or receive interest, such as an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Interest rate and yield curve swaps may be used by the Fund as a hedging technique to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing in the future. The Funds intend to use these transactions as hedges and not as speculative investments. The Funds usually will enter into such agreements on a net basis whereby the two payments of interest are netted with only one party paying the net amount, if any, to the other. In addition to risks such as the credit risk of the counterparty, there is also a risk that the price of the instrument will fall due to changing economic, political or market conditions.

MUNICIPAL BONDS. The Fixed Income Fund may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("municipal bonds"). Municipal bonds are issued to raise money for a variety of public or private purposes, including financing state or local governments, specific projects or public facilities.

The Fixed Income Fund can invest in municipal securities that are "general obligations," secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power, if any, for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

The Fixed Income Fund can also buy municipal bonds that are "revenue obligations," whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security for these types of bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent-subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

The Fixed Income Fund may also buy industrial development bonds, which are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

The municipal bonds that may be purchased by the Fixed Income Fund may have fixed, variable or floating rates of interest. In addition, some bonds may be "callable," allowing the issuer to redeem them before their maturity date. When interest rates decline, it is more likely that the issuer may call the bond. If that occurs, the Fund might have to reinvest the proceeds of the called bond in fixed income securities that pay a lower rate of return.

LOWER RATED FIXED INCOME SECURITIES. The Fixed Income Fund may invest in lower rated fixed income securities and, under normal market conditions, the High Yield Fund invests primarily in lower rated fixed income securities (commonly known as "junk bonds"). The lower ratings assigned such securities reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payments of interest and principal would likely make the values of such securities held by a Fund more volatile and could limit the Fund's ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by a Fund, the Fund at times may be unable to establish the fair value of such securities. Furthermore, since the High Yield Fund typically invests primarily in lower rated fixed income securities, the Fund's achievement of its investment objective may be more dependent upon the Manager's investment analysis than if the Fund invested primarily in higher rated securities.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's Investors Service or Standard & Poor's Rating Services, a division of The McGraw Hill Companies, Inc. ("Standard & Poor's") (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. A description of the securities ratings assigned by Moody's Investors Service and Standard & Poor's is included in the Prospectus.

Like those of other fixed income securities, the values of lower rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of a Fund's assets. Conversely, during periods of rising interest rates, the value of a Fund's assets will generally decline. The values of lower rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower rated securities. Changes by securities rating agencies in their ratings of a fixed income security and changes in the ability of an issuer to make payments of interest and principal may also affect the values of these investments. Changes in the values of portfolio securities generally will not affect income derived from these securities but will affect the Fund's net asset value. The Fund will not necessarily sell a security when its rating falls below its rating at the time of purchase. The Manager will monitor the investment, however, to determine whether its retention will assist in meeting the Fund's investment objective.

Issuers of lower rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of a Fund's assets may be invested in securities of which the Fund, by itself or together with other funds and accounts managed by the Manager, holds all or a major portion. Although the Manager generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it difficult to sell these securities when the Manager believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value. In order to enforce its rights in the event of a default by the issuer of such securities, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the Fund's operating expenses and adversely affect the Fund's net asset value. In addition, the Fund's intention to qualify as a "regulated investment company" under the Code may limit the extent to which the Fund may exercise its rights by taking possession of such assets.

Certain securities held by the Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

ZERO COUPON AND PAYMENT-IN-KIND SECURITIES. The Fixed Income Fund and the High Yield Fund may invest in zero coupon fixed income securities and payment-in-kind fixed income securities. Zero coupon fixed income securities are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind fixed income securities allow the issuer, at its option, to make current interest payments on the fixed income securities either in cash or in additional fixed income securities. Because zero coupon and payment-in-kind fixed income securities do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than fixed income securities that pay interest currently. Both zero coupon and payment-in-kind fixed income securities allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such securities may involve greater credit risks than fixed income securities paying interest currently in cash. A Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such securities do not pay current interest in cash. Thus, it may be necessary at times for a Fund to liquidate investments in order to satisfy its dividend requirements.

COMMON STOCKS AND OTHER EQUITY SECURITIES. The High Yield Fund may invest in common stocks and their equivalents. In addition, the Fixed Income Fund may hold an equity security following the conversion of a debt security. Common stocks and their equivalents, together called "equity securities," are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalization may be more volatile than the broad equity market indices or the securities of larger, more established companies.

ASSET-BACKED SECURITIES. The Fixed Income Fund and High Yield Fund may invest in asset-backed securities. Through the use of trusts and special purpose corporations, automobile, credit card or other types of receivables may be securitized in pass-through structures similar to mortgage pass-through structures or the CMO structure. Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund ordinarily will reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

STRIPS AND RESIDUALS. The Fixed Income Fund and High Yield Fund may invest in stripped mortgage-backed securities that are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The Funds may invest in both the interest-only ("IO") class and the principal-only ("PO") class. Prepayments could result in losses on such stripped mortgage-backed securities. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. Stripped mortgage-backed securities may have limited liquidity. The Funds may also invest in IO or PO strips relating to other types of fixed income securities, such as asset-backed securities. Such investments would be subject to risks similar to those described above.

Collateralized mortgage obligations ("CMOs") also include securities representing the interest in any excess cash flow and/or the value of any collateral remaining after the issuer has applied cash flow from the underlying mortgages or mortgage-backed securities to the payment of principal of, and interest on, all other CMOs and the administrative expenses of the issuer ("Residuals"). Due to uncertainty as to whether any excess cash flow or the underlying collateral will be available, there can be no assurances that Residuals will ultimately have value. Residuals also involve the additional risk of loss of the entire value of the investment if the underlying securities are prepaid. In addition, if a CMO bears interest at an adjustable rate, the cash flows on the related Residual will also be extremely sensitive to the level of the index upon which the rate adjustments are based.

INDEXED SECURITIES. The Fixed Income Fund and High Yield Fund may purchase securities, the redemption values and/or the coupons of which are indexed to the prices of other securities, securities indices, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instrument.

Indexed securities in which the Funds may invest include "inverse floating obligations" or "residual interest bonds" on which the interest rates typically decline as short-term market interest rates increase and increase as short-term market rates decline. Such securities have the effect of providing a degree of investment leverage because they will generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple of the rate at which fixed-rate long-term securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed rate securities.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. The Fixed Income Fund and High Yield Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to each Fund's policy regarding the quality of debt securities.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating agency. Loans that are fully secured offer the Funds more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of emerging countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interest with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may have to rely on the agent to collect and pass on to the Fund any payments received from the borrower and to apply appropriate credit remedies against a borrower. When the Fund is required to rely upon a financial institution to pass on to the Fund principal and interest, the Fund will evaluate the creditworthiness of such financial institution as well as the creditworthiness of the borrower.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so. The Fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL TRANSACTIONS. The Fixed Income Fund and High Yield Fund may enter into reverse repurchase agreements and dollar roll agreements with banks and brokers to enhance return.

Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities and also has the opportunity to earn a return on the collateral furnished by the counterparties to secure their obligation to redeliver the securities.

Dollar rolls are transactions in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

The Funds will establish segregated accounts with their custodian in which they will maintain assets equal in value to their obligations with respect to reverse repurchase agreements and dollar rolls. Reverse repurchase agreements involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are considered borrowings by a Fund for purposes of the Fund's fundamental investment restriction with respect to borrowings.

                     ADDITIONAL INVESTMENT PRACTICES OF THE
                           FUNDS--FUTURES AND OPTIONS

In addition to the other investment practices described in the SAI and the Prospectus, each Fund may invest in options, and the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund, the Small Capitalization Value Fund and the High Yield Fund may also engage in transactions involving futures and related options. The following sections provide more detailed information about these practices.

SUMMARY - OPTIONS. Each of the Funds of the Trust may purchase and sell call and put options on securities it owns or in which it may invest. A Fund receives a premium from writing a call or put option, which increases the Fund's return if the option expires unexercised or is closed out at a net profit. When the Fund writes a call option, it gives up the opportunity to profit from any increase in the price of a security above the exercise price of the option; when it writes a put option, the Fund takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund may also from time to time buy and sell combinations of put and call options on the same underlying security to earn additional income. The aggregate value of the securities underlying the options written by the Fund may not exceed 25% of the Fund's total assets. The Fund's use of these strategies may be limited by applicable law.

PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Fund may terminate its position in a put option that it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option may realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

WRITING PUT AND CALL OPTIONS. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline. Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter ("OTC") options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Because the terms of an OTC option are not standardized, it may be impossible for a Fund to close out a position prior to expiration.

SUMMARY - FINANCIAL FUTURES AND OPTIONS ON FUTURES. The Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund, the Small Capitalization Value Fund and the High Yield Fund may buy and sell financial futures contracts on securities indices and fixed income securities. When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument or index, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.The Fund may purchase and sell futures contracts for hedging purposes and to adjust that Fund's exposure to relevant stock or bond markets. For example, when the Manager wants to increase the Fund's exposure to equity securities, it may do so by taking long positions in futures contracts on equity indices such as futures contracts on the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). Similarly, when the Manager wants to increase the Fund's exposure to fixed income securities, it may do so by taking long positions in futures contracts relating to fixed income securities such as futures contracts on U.S. Treasury bonds or notes. The Fund may buy and sell call and put options on futures contracts or on stock indices in addition to or as an alternative to purchasing or selling futures contracts.

The use of futures and options on futures involve certain special risks. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of financial futures and options on futures and movements in the prices of the underlying securities index or securities that are the subject of the hedge. The successful use of futures and options on futures further depends on the Manager's ability to forecast market or interest rate movements correctly. Other risks arise from a Fund's potential inability to close out its futures or related options positions, and there can be no assurance that a liquid secondary market will exist for any futures contract or related option at a particular time. The use of futures or options on futures for purposes other than hedging may be regarded as speculative. Certain regulatory requirements may also limit the Fund's ability to engage in futures and related options transactions.

FUTURES AND RELATED OPTIONS MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant ("FCM"), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund. When writing an option on a futures contract, the Fund will be required to make margin payments to an FCM as described above for futures contracts.

LIMITATIONS ON FUTURES AND OPTIONS ON FUTURES TRANSACTIONS. The Funds have filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission and the National Futures Association, which regulate trading in the futures markets. The Funds intend to comply with Rule 4.5 under the Commodity Exchange Act, as amended. To the extent the Funds do not engage in commodity futures or commodity options for "bona fide" hedging purposes, the Funds will limit the initial margin and premiums paid to establish such positions to 5% of the liquidation value of the relevant Fund (or such other limit permitted by the applicable regulatory authority). The amount by which a commodity option is "in the money" is excluded for these purposes.

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

COMBINED POSITIONS. The Funds may purchase and write options in combination with each other, or in combination with futures (for the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund, the Small Capitalization Value Fund and the High Yield Fund) or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

                     ADDITIONAL INVESTMENT PRACTICES OF THE
                INTERNATIONAL FUND AND THE EMERGING MARKETS FUND

POOLED INVESTMENT VEHICLES. In order to gain exposure to certain foreign countries that prohibit or impose restrictions on direct investment, the International Fund and the Emerging Markets Fund may (subject to any applicable regulatory requirements) invest in foreign and domestic investment companies and other pooled investment vehicles that invest primarily or exclusively in such countries. A Fund's investment through such vehicles will generally involve the payment of indirect expenses (including advisory fees) which the Fund does not incur when investing directly.

FOREIGN CURRENCY TRANSACTIONS. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since a Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

Each Fund's general approach is to leave currency exposure unhedged. The investment policies of each Fund, however, permit the Fund to purchase foreign securities or enter into forward foreign currency exchange contracts in order to expedite settlement of portfolio transactions. In exceptional circumstances, a Fund may (but is not required to) use forward foreign currency exchange contracts or other currency transactions, such as exchange listed and OTC options on currencies, and currency swaps, to protect a position if fundamental technical analysis suggests that it is necessary.

A Fund will ordinarily conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through the use of forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract will involve an obligation by a Fund to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged at any stage for trades. Neither type of foreign currency transaction will eliminate fluctuations in the prices of a Fund's portfolio securities or prevent loss if the prices of such securities should decline.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments can negatively affect purchases and sales of currency and related instruments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.



                             PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS
--------------------

Investment decisions for the Funds and for the other investment advisory clients of the Manager and the Subadvisor and their affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Based on these factors, a particular security may be bought or sold for certain clients but not others. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also often happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Manager's or the Subadvisor's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES
-------------------------------

Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. In the case of securities traded in the over-the-counter markets, the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of securities by the Fixed Income Fund and the High Yield Fund will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, the Fixed Income Fund and the High Yield Fund would not ordinarily pay significant brokerage commissions with respect to securities transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Manager and the Subadvisor may receive brokerage and research services and other similar services from many broker-dealers with which the Manager and the Subadvisor place the Funds' portfolio transactions and from third parties with which these broker-dealers have arrangements. These services may include such matters as trade execution services, general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by the Manager's or Subadvisor's investment professionals. Where the services referred to above are not used exclusively by the Manager or the Subadvisor for brokerage or research purposes, the Manager or Subadvisor, based upon allocations of expected use, would bear that portion of the cost of these services which directly relates to their non-brokerage or non-research use. Some of these services may be of value to the Manager, the Subadvisor or their affiliates in advising various of their clients (including the Funds), although not all of these services would necessarily be useful and of value in managing the Funds or any particular Fund. The management fee paid by each Fund is not reduced because the Manager, the Subadvisor or their affiliates may receive these services even though the Manager or the Subadvisor might otherwise be required to purchase some of these services for cash.

The Manager and Subadvisor each place orders for the purchase and sale of portfolio investments for the Funds and buy and sell investments for the Funds through a substantial number of brokers and dealers. In so doing, the Manager and the Subadvisor use their best efforts to obtain for the Funds the most favorable price and execution available, except to the extent they may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Manager and the Subadvisor, having in mind each Fund's best interests, consider all factors they deem relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

As permitted by Section 28(e) of the 1934 Act, and by each Management Contract or, as applicable, each Subadvisory Agreement, the Manager and the Subadvisor may cause a Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Manager or Subadvisor an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for such Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. The Manager's or the Subadvisor's authority to cause the Funds to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. It is the position of the staff of the SEC that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly the Manager and the Subadvisor will use their best efforts to obtain the most favorable price and execution available with respect to such transactions, as described above.

The following tables show brokerage commissions on portfolio transactions paid by each Fund during the fiscal periods indicated.

1.   FIXED INCOME FUND
     -----------------
     Fiscal Year ended                                    Brokerage Commissions
     -----------------                                    ---------------------
     October 31, 2000                                     $0
     October 31, 2001                                     $0
     October 31, 2002                                     $0

2.   VALUE FUND
     ----------
     Fiscal Year ended                                    Brokerage Commissions
     -----------------                                    ---------------------
     October 31, 2000                                     $140,773
     October 31, 2001                                     $57,955
     October 31, 2002                                     $58,020

3.   CORE GROWTH FUND
     ----------------
     Fiscal Year ended                                    Brokerage Commissions
     -----------------                                    ---------------------
     October 31, 2000                                     $186,306
     October 31, 2001                                     $138,181
     October 31, 2002                                     $184,734

4.   ENHANCED INDEX CORE EQUITY FUND
     -------------------------------
     Fiscal Year ended                                    Brokerage Commissions
     -----------------                                    ---------------------
     October 31, 2000                                     $84,878
     October 31, 2001                                     $91,918
     October 31, 2002                                     $53,294

5.   ENHANCED INDEX GROWTH FUND(1)
     -----------------------------
     Fiscal Year ended                                    Brokerage Commission
     -----------------                                    --------------------
     October 31, 2001                                     $24,997
     October 31, 2002                                     $23,484

6.   ENHANCED INDEX VALUE FUND(2)
     ----------------------------
     Fiscal Year ended                                    Brokerage Commission
     -----------------                                    --------------------
     October 31, 2001                                     $40,782
     October 31, 2002                                     $53,603

7.   SMALL COMPANY OPPORTUNITIES FUND
     --------------------------------
     Fiscal Year ended                                    Brokerage Commissions
     -----------------                                    ---------------------
     October 31, 2000                                     $150,439
     October 31, 2001                                     $378,586
     October 31, 2002                                     $726,447

8.   SMALL CAPITALIZATION VALUE FUND(3)
     ----------------------------------
     Fiscal Year ended                                    Brokerage Commission
     -----------------                                    --------------------
     October 31, 2001                                     $140,531
     October 31, 2002                                     $119,783

9.   INTERNATIONAL FUND
     ------------------
     Fiscal Year ended                                    Brokerage Commissions
     -----------------                                    ---------------------
     October 31, 2000                                     $141,600
     October 31, 2001                                     $141,364
     October 31, 2002                                     $72,067

10.  EMERGING MARKETS FUND
     ---------------------
     Fiscal Year ended                                    Brokerage Commissions
     -----------------                                    ---------------------
     October 31, 2000                                     $194,500
     October 31, 2001                                     $82,531
     October 31, 2002                                     $100,334

11.  HIGH YIELD FUND(4)
     ------------------
     Fiscal Year ended                                    Brokerage Commissions
     -----------------                                    ---------------------
     October 31, 2000                                     $25
     October 31, 2001                                     $0
     October 31, 2002                                     $1,179

(1) The Enhanced Index Growth Fund commenced operations on December 19, 2000.
(2) The Enhanced Index Value Fund commenced operations on December 19, 2000.
(3) The Small Capitalization Value Fund commenced operations on December 19,
    2000.
(4) The High Yield Fund commenced operations on September 5, 2000.

The increase in brokerage commissions paid by the Core Growth Fund was due to increased transactions resulting from large cash investments into and redemptions from the Fund during the fiscal year ended October 31, 2002. The Small Company Opportunities Fund also experienced significant investments into, and to a lesser extent, redemptions from the Fund, resulting in an increase in broker transaction costs. The decrease in brokerage commissions for the Enhanced Index Core Equity Fund from fiscal year 2001 is a result of a transition to a more rigorous transaction cost strategy that tends to lower portfolio turnover, and the commissions that result there from, which had increased in the 2000-2001 fiscal years while the Fund transitioned to its current investment strategy. The decrease in brokerage commission for the International Fund is a result of the decrease in the assets under management in that Fund during the fiscal year ended October 31, 2002.

The following table shows, for those Funds that had trades directed to a soft dollar broker during the fiscal year ended October 31, 2002, the dollar value of transactions placed by each such Fund with such soft dollar brokers and dealers during the fiscal year ended October 31, 2002 to recognize "brokerage and research" services, the percentage of the Fund's total transactions represented by such transactions and commissions paid for such transactions.

---------------------------------------------------------------------------------------
                                      DOLLAR VALUE OF     PERCENT OF TOTAL  AMOUNT OF
NAME OF FUND                          THOSE TRANSACTIONS  TRANSACTIONS      COMMISSIONS
====================================  ==================  ================  ===========
DLB VALUE FUND                        $14,325,786         48.9%             $24,756
------------------------------------  ------------------  ----------------  -----------
DLB CORE GROWTH FUND                  $31,581,868         35.1%             $57,981
------------------------------------  ------------------  ----------------  -----------
DLB ENHANCED INDEX CORE EQUITY FUND   $418,586            0.8%              $1500
------------------------------------  ------------------  ----------------  -----------
DLB ENHANCED INDEX VALUE FUND         $104,346            0.2%              $246
------------------------------------  ------------------  ----------------  -----------
DLB SMALL COMPANY OPPORTUNITIES FUND  $19,587,752         4.7%              $54,173
------------------------------------  ------------------  ----------------  -----------
DLB SMALL CAP VALUE FUND              $7,653,825          14.3%             $15,700
---------------------------------------------------------------------------------------

The chart below shows for each Fund that held as of October 31, 2002, securities of the Trust's regular brokers or dealers (as defined in the 1940 Act) or their parents, the identity of such brokers or dealers and the value of the Fund's aggregate holdings of the securities of each issuer as of such date.

--------------------------------------------------------------------------------------------------
                                                       VALUE OF   NAME OF REGULAR
NAME OF FUND        HOLDING                            HOLDING    BROKER-DEALER
==================  ================================  ==========  ================================
HIGH YIELD FUND     Merrill Lynch & Co., Inc.         $  195,118  Merrill Lynch Pierce Fenner &
                                                                  Smith, Inc.
------------------  --------------------------------  ----------  --------------------------------
FIXED INCOME FUND   J.P. Morgan Commercial Mortgage   $  447,334  Chase Securities, Inc.
                    Finance Corporation
------------------  --------------------------------  ----------  --------------------------------
                    Merrill Lynch & Co., Inc.         $  299,903  Merrill Lynch Pierce Fenner &
                                                                  Smith, Inc.
------------------  --------------------------------  ----------  --------------------------------
                    CS First Boston Mortgage          $  191,391  Credit Suisse First Boston
                    Securities Corporation
------------------  --------------------------------  ----------  --------------------------------
                    Salomon Brothers                  $  158,599  Salomon Smith Barney, Inc.
                    Mortgage Securities
------------------  --------------------------------  ----------  --------------------------------
                    Bank of America Corp.             $   53,630  Bank of America Securities, LLC
------------------  --------------------------------  ----------  --------------------------------
                    Chase Commercial Mortgage         $  169,547  Chase Securities, Inc.
                    Securities Corporation
------------------  --------------------------------  ----------  --------------------------------
VALUE FUND          Citigroup, Inc.                   $1,305,739  Salomon Smith Barney, Inc.
------------------  --------------------------------  ----------  --------------------------------
                    Student Loan Corporation          $1,799,280  Salomon Smith Barney, Inc.
------------------  --------------------------------  ----------  --------------------------------
                    Merrill Lynch & Co., Inc.         $  198,368  Merrill Lynch Pierce Fenner &
                                                                  Smith, Inc.
------------------  --------------------------------  ----------  --------------------------------
CORE GROWTH FUND    Citigroup, Inc.                   $2,096,284  Salomon Smith Barney, Inc.
------------------  --------------------------------  ----------  --------------------------------
                    Merrill Lynch & Co., Inc.         $  513,649  Merrill Lynch Pierce Fenner &
                                                                  Smith, Inc.
------------------  --------------------------------  ----------  --------------------------------
ENHANCED INDEX
CORE EQUITY FUND    Citigroup, Inc.                   $  561,640  Salomon Smith Barney, Inc.
------------------  --------------------------------  ----------  --------------------------------
                    Lehman Brothers Holdings, Inc.    $   26,635  Lehman Brothers, Inc.
------------------  --------------------------------  ----------  --------------------------------
                    Merrill Lynch & Company, Inc.     $  203,380  Merrill Lynch Pierce Fenner &
                                                                  Smith, Inc.
------------------  --------------------------------  ----------  --------------------------------
                    The Bank of New York, Inc.        $   31,200  BNY Brokerage, Inc.
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                    The Bear Stearns Companies, Inc.  $   54,945  Bear Stearns & Co., Inc.
------------------  --------------------------------  ----------  --------------------------------
                    The Goldman Sachs Group, Inc.     $   93,080  Goldman Sachs & Co.
------------------  --------------------------------  ----------  --------------------------------
                    Bank of America Corp.             $  397,860  Bank of America Securities, LLC
------------------  --------------------------------  ----------  --------------------------------
                    J.P. Morgan Chase & Co.           $  121,678  J.P. Morgan Equities, Inc.
------------------  --------------------------------  ----------  --------------------------------
ENHANCED INDEX
GROWTH FUND         Citigroup, Inc.                   $  125,630  Salomon Smith Barney, Inc.
------------------  --------------------------------  ----------  --------------------------------
                    The Bank of New York, Inc.        $   23,400  BNY Brokerage, Inc.
------------------  --------------------------------  ----------  --------------------------------
                    Merrill Lynch & Co., Inc.         $   64,862  Merrill Lynch Pierce Fenner &
                                                                  Smith, Inc.
------------------  --------------------------------  ----------  --------------------------------
ENHANCED INDEX
VALUE FUND          Citigroup, Inc.                   $  838,765  Salomon Smith Barney, Inc.
------------------  --------------------------------  ----------  --------------------------------
                    Lehman Brothers Holdings, Inc.    $   69,251  Lehman Brothers, Inc.
------------------  --------------------------------  ----------  --------------------------------
                    Merrill Lynch & Company, Inc.     $  286,769  Merrill Lynch Pierce Fenner &
                                                                  Smith, Inc.
------------------  --------------------------------  ----------  --------------------------------
                    The Bank of New York, Inc.        $   39,000  BNY Brokerage, Inc.
------------------  --------------------------------  ----------  --------------------------------
                    The Bear Stearns Companies, Inc.  $   42,735  Bear Stearns & Co., Inc.
------------------  --------------------------------  ----------  --------------------------------
                    The Goldman Sachs Group, Inc.     $   93,080  Goldman Sachs & Co.
------------------  --------------------------------  ----------  --------------------------------
                    J.P. Morgan Chase & Co.           $  223,892  J.P. Morgan Equities, Inc.
------------------  --------------------------------  ----------  --------------------------------
                    Bank of America Corp.             $  579,340  Bank of America Securities, LLC
------------------  --------------------------------  ----------  --------------------------------
SMALL COMPANY                                         $2,455,466  Merrill Lynch Pierce Fenner &
OPPORTUNITIES FUND  Merrill Lynch & Co., Inc.                     Smith, Inc.
------------------  --------------------------------  ----------  --------------------------------
SMALL CAPITALIZATION                                  $  882,155  Merrill Lynch Pierce Fenner &
VALUE FUND          Merrill Lynch & Co., Inc.                     Smith, Inc.
------------------  --------------------------------  ----------  --------------------------------
INTERNATIONAL                                         $  107,284  Merrill Lynch Pierce Fenner &
FUND                Merrill Lynch & Co., Inc.                     Smith, Inc.
------------------  --------------------------------  ----------  --------------------------------
EMERGING MARKETS                                      $  216,216  Merrill Lynch Pierce Fenner &
FUND                Merrill Lynch & Co., Inc.                     Smith, Inc.
--------------------------------------------------------------------------------------------------

                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

The Trust, an open-end, management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated August 1, 1994, as amended (the "Declaration of Trust"). A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. Each Fund is a non-diversified series of the Trust, except for the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund and the Enhanced Index Value Fund, which are diversified. The fiscal year for each Fund ends on October 31. Prior to July 22, 1999, the fiscal year for each Fund then in operation ended on December 31.

Each share of each Fund represents an equal proportionate interest in such Fund. Shares of the Trust do not have any preemptive rights. Shares are freely transferable and are entitled to dividends as declared by the Trustees. Upon liquidation of a Fund, shareholders of such Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

The Trust has an unlimited number of authorized shares of beneficial interest. The Declaration of Trust permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series of shares with such dividend preferences and other rights as the Trustees may designate. While the Trustees have no current intention to exercise this power, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements that might affect various classes of shareholders differently. The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such a portfolio would be evidenced by a separate series of shares.

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. The Declaration of Trust further provides that the Trustees may also terminate the Trust, or any Fund thereof, upon written notice to the shareholders.

VOTING RIGHTS
-------------

Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual Fund on all matters except when, as required by the 1940 Act, shares shall be voted in the aggregate and not by individual Fund. When the Trustees have determined that the matter affects only the interests of one or more Funds, then only shareholders of such Funds shall be entitled to vote thereon. Shareholders of one Fund shall not be entitled to vote on matters exclusively affecting another Fund, such matters including, without limitation, the adoption of or change in the investment objective, policies or restrictions of the other Fund and the approval of the investment advisory contract of the other Fund.

There will normally be no meetings of shareholders for the purpose of electing Trustees except that if required by the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, or
(ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders. Further, if required by applicable law, upon written request by the holders of at least 10% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). In addition, if required by applicable law, shareholders of the Trust holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shareholders holding a majority of the outstanding shares of the Trust may remove Trustees from office by votes cast in person or by proxy at a meeting of shareholders or by written consent. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and
(ii) to establish, designate or modify new and existing series or sub-series or classes of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

SHAREHOLDER AND TRUSTEE LIABILITY
---------------------------------

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the property of the relevant Fund for all loss and expense of any shareholder of that Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote because it is limited to circumstances in which the disclaimer is inoperative and the Fund of which he is or was a shareholder would be unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Such person may not be indemnified against any liability to the Trust or the Trust's shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
---------------------------------------------------

At February 3, 2003, the officers and Trustees of the Trust owned less than 1% as a group of the shares of any Fund, and, except as noted below, no person owned of record or, to the knowledge of the Trust, beneficially, 5% or more of the shares of any Fund. Entities owning more than 25% of a Fund may be deemed to be control persons of that Fund. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of a Fund to be approved without the affirmative vote of such shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholders.


1.   FIXED INCOME FUND
     -----------------
     Shareholder Name and Address                         Percentage Owned
     ----------------------------                         ----------------
     MassMutual*                                               58.19%
     1295 State Street
     Springfield, MA  01111

     The MassMutual Trust Company FSB                          21.89%
     City Place I
     185 Asylum Street
     Hartford, CT 06103

2.   HIGH YIELD
     ----------
     Shareholder Name and Address                         Percentage Owned
     ----------------------------                         ----------------
     MassMutual*                                               93.93%
     1295 State Street
     Springfield, MA  01111

3.   VALUE FUND
     ----------
     Shareholder Name and Address                         Percentage Owned
     ----------------------------                         ----------------
     MassMutual*                                               85.19%
     1295 State Street
     Springfield, MA  01111

     National City PA, Trustee                                  8.08%
     Allegheny County Police Pension
     P. O. Box 94984 Cleveland, OH 44101

4.   CORE GROWTH FUND
     ----------------
     Shareholder Name and Address                         Percentage Owned
     ----------------------------                         ----------------
     MassMutual*                                               90.13%
     1295 State Street
     Springfield, MA  01111

5.   ENHANCED INDEX CORE EQUITY FUND
     -------------------------------
     Shareholder Name and Address                         Percentage Owned
     ----------------------------                         ----------------
     MassMutual*                                               95.49%
     1295 State Street
     Springfield, MA  01111

6.   ENHANCED INDEX GROWTH FUND
     --------------------------
     Shareholder Name and Address                         Percentage Owned
     ----------------------------                         ----------------
     MassMutual*                                               99.82%
     1295 State Street
     Springfield, MA  01111

7.   ENHANCED INDEX VALUE FUND
     -------------------------
     Shareholder Name and Address                         Percentage Owned
     ----------------------------                         ----------------
     MassMutual*                                               99.87%
     1295 State Street
     Springfield, MA  01111

8.   SMALL COMPANY OPPORTUNITIES FUND
     --------------------------------
     Shareholder Name and Address                         Percentage Owned
     ----------------------------                         ----------------
     MassMutual*                                               82.26%
     1295 State Street
     Springfield, MA  01111

9.   SMALL CAPITALIZATION VALUE FUND
     -------------------------------
     Shareholder Name and Address                         Percentage Owned
     ----------------------------                         ----------------
     MassMutual*                                               76.70%
     1295 State Street
     Springfield, MA  01111

     Newton Retirement System                                  23.26%
     1000 Commonwealth Avenue
     Newton Centre, MA 02459

10.  INTERNATIONAL FUND
     ------------------
     Shareholder Name and Address                         Percentage Owned
     ----------------------------                         ----------------
     MassMutual*                                               28.83%
     1295 State Street
     Springfield, MA  01111

     Plymouth County Retirement Plan*                          25.75%
     South Russell Street
     Plymouth, MA 02380

     Pittsfield Retirement System                              17.09%
     City Hall
     70 Allen Street
     Pittsfield, MA 01201

     J.P. Morgan Chase                                         13.97%
     Bronx-Lebanon Hospital Center Master
     4 New York Plaza
     New York, NY 10004

     Greenfield Contributory                                    9.75%
     Retirement System
     Town Hall
     14 Court Square
     Greenfield, MA 01301

11.  EMERGING MARKETS FUND
     ---------------------
     Shareholder Name and Address                         Percentage Owned
     ----------------------------                         ----------------
     MassMutual*                                               98.10%
     1295 State Street
     Springfield, MA  01111
--------------------------------------------------------------------------------
* Organized under the laws of Massachusetts


                             INVESTMENT PERFORMANCE

STANDARD PERFORMANCE MEASURES
-----------------------------

The yield of the Fixed Income Fund and the High Yield Fund may be provided in reports, sales literature and advertisements. Yield is presented for a specified thirty-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by a Fund during the base period less expenses for that period, and (ii) dividing that amount by the product of (A) the average daily number of shares of the Fund outstanding during the base period and entitled to receive dividends and (B) the net asset value on the last day of the base period. The result is annualized on a compounding basis to determine the yield. For this calculation, interest earned on debt obligations held by a Fund is generally calculated using the yield to maturity (or first expected call date) on such obligations based on their market values (or, in the case of receivables-backed securities such as securities issued by the Government National Mortgage Association, based on cost). Dividends on equity securities are accrued daily at their stated dividend rates. The yields for the Fixed Income Fund and the High Yield Fund for the 30-day period ended October 31, 2002 were 5.22% and 10.37%, respectively.

Each Fund may also advertise its total return. Total Return with respect to a Fund is a measure of the change in value of an investment in such Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested immediately rather than paid to the investor in cash.

The formula for Total Return used herein includes four steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and
(4) dividing this account value for the hypothetical investor by the initial $1,000 investment. Average Annual Total Return is the annual compounded percentage change in the value of the amount invested in the Fund from the beginning until the end of the stated period.

Each of the Funds may, from time to time, include "total return" (after taxes on distributions) in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return (after taxes on distributions) will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund of the Trust over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                  P(1+T)n =ATVD
Where:
     P=          a hypothetical initial payment of $1,000,
     T=          average annual total return (after taxes on distributions),
     n=          number of years
     ATVD=       ending value of a hypothetical $1,000 payment made at the
                 beginning of the periods at the end of the periods, after taxes on fund distributions but not after taxes on redemptions

All total return figures assume that all dividends, less the taxes due on such dividends, are reinvested when paid.

Each of the Funds may, from time to time, include "total return" (after taxes on distributions and redemption) in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return (after taxes on distributions and redemption) will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund of the Trust over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                  P(1+T)n =ATVDR
Where:
     P=          a hypothetical initial payment of $1,000,
     T=          average annual total return (after taxes on distributions and redemption),
     n=          number of years
     ATVDR=      ending value of a hypothetical $1,000 payment made at the
                 beginning of the periods at the end of the periods, after taxes on fund distributions and redemption

All total return figures assume that all dividends, less the taxes due on such dividends, are reinvested when paid.

The following table summarizes the calculation of Total Return for the Funds, where applicable, (i) for the one-year period ended October 31, 2002, (ii) for the five-year period ended October 31, 2002 and (iii) since commencement of operations+.

----------------------------------------------------------------------------------------
                                                                       AVERAGE ANNUAL
                                                    AVERAGE ANNUAL     TOTAL RETURN FROM
                                 TOTAL RETURN FOR   TOTAL RETURN       COMMENCEMENT OF
                                 THE ONE-YEAR       FOR THE FIVE-YEAR  OPERATIONS++
                                 PERIOD ENDED       PERIOD ENDED       THROUGH
FUND                             OCTOBER 31, 2002*  OCTOBER 31, 2002*  OCTOBER 31, 2002*
===============================  =================  =================  =================
FIXED INCOME FUND
-------------------------------  -----------------  -----------------  -----------------
  Before Taxes                   2.89%              6.01%              6.60%
-------------------------------  -----------------  -----------------  -----------------
  After-taxes on distributions   0.73%              3.34%              4.25%
-------------------------------  -----------------  -----------------  -----------------
  After-taxes on redemptions
  and distributions              1.73%              3.46%              4.14%
-------------------------------  -----------------  -----------------  -----------------

-------------------------------  -----------------  -----------------  -----------------
VALUE FUND
-------------------------------  -----------------  -----------------  -----------------
  Before Taxes                   -4.08%             1.14%              7.83%
-------------------------------  -----------------  -----------------  -----------------
  After-taxes on distributions   -4.60%             -0.40%             6.33%
-------------------------------  -----------------  -----------------  -----------------
  After-taxes on redemptions
  and distributions              -2.47%             0.48%              5.97%
-------------------------------  -----------------  -----------------  -----------------

-------------------------------  -----------------  -----------------  -----------------
CORE GROWTH FUND
-------------------------------  -----------------  -----------------  -----------------
  Before Taxes                   -17.71%            N/A                -3.79%
-------------------------------  -----------------  -----------------  -----------------
  After-taxes on distributions   -17.73%            N/A                -4.77%
-------------------------------  -----------------  -----------------  -----------------
  After-taxes on redemptions
  and distributions              -10.87%            N/A                -2.86%
-------------------------------  -----------------  -----------------  -----------------

-------------------------------  -----------------  -----------------  -----------------
ENHANCED INDEX CORE EQUITY FUND
-------------------------------  -----------------  -----------------  -----------------
  Before Taxes                   -15.22%            -2.25%             5.23%
-------------------------------  -----------------  -----------------  -----------------
  After-taxes on distributions   -15.46%            -4.99%             2.69%
-------------------------------  -----------------  -----------------  -----------------
  After-taxes on redemptions
  and distributions              -9.31%             -1.86%             4.13%
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                                       AVERAGE ANNUAL
                                                    AVERAGE ANNUAL     TOTAL RETURN FROM
                                 TOTAL RETURN FOR   TOTAL RETURN       COMMENCEMENT OF
                                 THE ONE-YEAR       FOR THE FIVE-YEAR  OPERATIONS++
                                 PERIOD ENDED       PERIOD ENDED       THROUGH
FUND                             OCTOBER 31, 2002*  OCTOBER 31, 2002*  OCTOBER 31, 2002*
===============================  =================  =================  =================
ENHANCED INDEX GROWTH FUND
-------------------------------  -----------------  -----------------  -----------------
  Before Taxes                   -20.03%            N/A                -23.10%
-------------------------------  -----------------  -----------------  -----------------
  After-taxes on distributions   -20.06%            N/A                -23.12%
-------------------------------  -----------------  -----------------  -----------------
  After-taxes on redemptions
  and distributions              -12.29%            N/A                -18.04%
-------------------------------  -----------------  -----------------  -----------------

-------------------------------  -----------------  -----------------  -----------------
ENHANCED INDEX VALUE FUND
-------------------------------  -----------------  -----------------  -----------------
  Before Taxes                   -7.79%             N/A                -8.54%
-------------------------------  -----------------  -----------------  -----------------
  After-taxes on distributions   -8.28%             N/A                -8.80%
-------------------------------  -----------------  -----------------  -----------------
  After-taxes on redemptions
  and distributions              -4.73%             N/A                -6.88%
-------------------------------  -----------------  -----------------  -----------------

-------------------------------  -----------------  -----------------  -----------------
EMERGING MARKETS FUND
-------------------------------  -----------------  -----------------  -----------------
  Before Taxes                   14.20%             N/A                -0.12%
-------------------------------  -----------------  -----------------  -----------------
  After-taxes on distributions   14.04%             N/A                -2.10%
-------------------------------  -----------------  -----------------  -----------------
  After-taxes on redemptions
  and distributions               8.88%             N/A                -1.07%
-------------------------------  -----------------  -----------------  -----------------

-------------------------------  -----------------  -----------------  -----------------
SMALL COMPANY OPPORTUNITIES FUND
-------------------------------  -----------------  -----------------  -----------------
  Before Taxes                   -9.66%             N/A                8.83%
-------------------------------  -----------------  -----------------  -----------------
  After-taxes on distributions   -11.65%            N/A                7.00%
-------------------------------  -----------------  -----------------  -----------------
  After-taxes on redemptions
  and distributions              -5.24%             N/A                6.36%
-------------------------------  -----------------  -----------------  -----------------

-------------------------------  -----------------  -----------------  -----------------
SMALL CAPITALIZATION VALUE FUND
-------------------------------  -----------------  -----------------  -----------------
  Before Taxes                   -1.08%             N/A                -2.08%
-------------------------------  -----------------  -----------------  -----------------
  After-taxes on distributions   -2.27%             N/A                -2.73%
-------------------------------  -----------------  -----------------  -----------------
  After-taxes on redemptions
  and distributions              -0.60%             N/A                -1.94%
-------------------------------  -----------------  -----------------  -----------------

-------------------------------  -----------------  -----------------  -----------------
INTERNATIONAL FUND**
-------------------------------  -----------------  -----------------  -----------------
  Before Taxes                   -13.59%            N/A                -15.35%
-------------------------------  -----------------  -----------------  -----------------
  After-taxes on distributions   -13.72%            N/A                -17.19%
-------------------------------  -----------------  -----------------  -----------------
  After-taxes on redemptions
  and distributions              -8.18%             N/A                -11.75%
-------------------------------  -----------------  -----------------  -----------------

-------------------------------  -----------------  -----------------  -----------------
HIGH YIELD FUND
-------------------------------  -----------------  -----------------  -----------------
  Before Taxes                   0.48%              N/A                -0.65%
-------------------------------  -----------------  -----------------  -----------------
  After-taxes on distributions   -2.73%             N/A                -3.78%
-------------------------------  -----------------  -----------------  -----------------
  After-taxes on redemptions
  and distributions              0.33%              N/A                -1.99%
========================================================================================

+ After tax returns shown in the table are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

++ The inception dates for the Funds are as follows: Fixed Income Fund, July 25, 1995; Value Fund, July 25, 1995; Core Growth Fund, January 20, 1998; Enhanced Index Core Equity Fund, August 26, 1996; Enhanced Index Growth Fund, December 19, 2000; Enhanced Index Value Fund, December 19, 2000; Emerging Markets Fund, November 1, 1999; Small Company Opportunities Fund, July 20, 1998; Small Capitalization Value Fund, December 19, 2000; International Fund, November 2, 1999; and High Yield Fund, September 5, 2000.

* Performance for certain of the Funds would have been lower if an expense limitation had not been in effect.

** The International Fund commenced operations on November 2, 1999. The performance shown prior to November 2, 1999 is the performance of the Fund's predecessor, Babson-Stewart Ivory International Limited Partnership III (the "Limited Partnership"), adjusted to give effect to the higher fees and expenses of the Fund (without giving effect to the Fund's expense limitation agreement with the Manager). The Limited Partnership was not registered under the 1940 Act and therefore was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by that Act. In addition, the Limited Partnership was not subject to Subchapter M of the Internal Revenue Code, which imposes certain limitations on the investment operations of the Fund. If the Limited Partnership had been registered under the 1940 Act and subject to Subchapter M of the Code, its performance may have been lower.

All data is based on a Fund's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio, and a Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles.

PERFORMANCE COMPARISONS
-----------------------

From time to time and only to the extent the comparison is appropriate for the Funds, the Trust may quote the performance of the Funds in advertising and other types of literature and may compare the performance of the Funds to the performance of various indices and investments for which reliable performance data is available. The performance of the Funds may be compared in advertising and other literature to averages, performance rankings and other information prepared by recognized mutual fund statistical services.

Performance information for the Funds may be compared, in reports and promotional literature, to the S&P 500 Index, the Russell 1000 Index, the Russell 2000 Index, the Russell 2000 Value Index, the Russell 1000 Growth Index, the Russell 1000 Value Index, the Lehman Brothers Aggregate Bond Index, the Morgan Stanley Capital International Index for Europe, Australasia and the Far East, the Morgan Stanley Emerging Markets Free

Index, the S&P/Barra Large Cap Value Index, the Lehman Brothers U.S. Corporate High Yield Index, or other appropriate managed or unmanaged indices of the performance of various types of investments, so that investors may compare a Fund's results with those of indices widely regarded by investors as representative of the security markets in general. Indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses.

The Trust also may use the following information in advertisements and other types of literature, but only to the extent the information is appropriate for the Funds: (1) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (2) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which the Fund operates; (3) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (4) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

Each Fund's performance also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc. (for example, the Lipper General Bond Fund Average, the Lipper Intermediate Investment Grade Debt Fund Average, the Lipper Bond Fund Average, the Lipper Growth Fund Average, the Lipper Flexible Fund Average, the Lipper Large Cap Core Fund Average, the Lipper Large Cap Growth Fund Average, the Lipper Large Cap Value Fund Average, the Lipper Small Cap Core Fund Average, and the Lipper Small Cap Value Fund Average) or Morningstar, Inc. (for example, the Morningstar Large Cap Value Fund, Large Cap Growth and Large Cap Blend Categories and the Small Cap Blend and Small Cap Value Categories), which are independent services that monitor the performance of mutual funds. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance is not a guarantee of future results.

OTHER ADVERTISING ITEMS
-----------------------

From time to time, articles about the Funds regarding performance, rankings and other characteristics of the Funds may appear in national publications, including but not limited to, the Wall Street Journal, Forbes, Fortune, and Money magazine. In particular, some or all of these publications may publish their own rankings or performance of mutual funds, including the Funds. References to or reprints of such articles may be used in the Funds' promotional literature. References to articles regarding personnel of the Manager or the Subadvisor who have portfolio management responsibility may also be used in the Funds' promotional literature.

The Trust may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as S&P. Such rating would assess the creditworthiness of the investments held by such Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Trust may compare a Fund's performance with other investments that are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with other rated investments. Of course past performance cannot be a guarantee of future results. General mutual fund statistics provided by the Investment Company Institute may also be used.


                        DETERMINATION OF NET ASSET VALUE

As indicated in the Prospectus, the net asset value of each Fund share is determined at 4:15 p.m., Eastern Time, on each day that the New York Stock Exchange is open for trading. The Trust expects that the days, other than weekend days, on which the New York Stock Exchange will not be open are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


                                     EXPERTS

The financial statements of the Funds for the fiscal year ended October 31, 2002 incorporated by reference into this Statement of Additional Information have been audited by Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts 02116, the Trust's independent auditors, as set forth in each of their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


             REPORT OF INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS

The Trust's audited financial statements for the fiscal year ended October 31, 2002 included in the Trust's Annual Report filed with the SEC on January 7, 2003 pursuant to Section 30(d) of the 1940 Act and the rules promulgated thereunder is hereby incorporated into this Statement of Additional Information by reference.

                                    APPENDIX

STANDARD & POOR'S EARNINGS AND DIVIDEND RANKINGS FOR COMMON STOCKS: Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor's earnings and dividend rankings for common stocks. Basic scores are computed for earnings and dividends, then adjusted by a set of predetermined modifiers for growth, stability within long-term trend, and cyclically. Adjusted scores for earnings and dividends are then combined to yield a final score. The final score is measured against a scoring matrix determined by an analysis of the scores of a large and representative sample of stocks. The rankings are: A+ (Highest); A (High); A- (Above Average); B+ (Average); B (Below Average); B- (Lower); C (Lowest) and D (Declared Bankruptcy). A rank of LIQ is given to companies that have entered liquidation.

VALUE LINE RATINGS OF FINANCIAL STRENGTH: A relative measure of financial strength of the companies reviewed by Value Line. The relative ratings range from A++ (strongest) down to C (weakest), in nine steps.

ADDITIONAL INFORMATION PERTAINING TO THE DLB ENHANCED INDEX CORE EQUITY FUND:
The DLB Enhanced Core Equity Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the DLB Enhanced Core Equity Fund or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Manager is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Manager or the DLB Enhanced Index Core Equity Fund. S&P has no obligation to take the needs of the Manager or the owners of the DLB Enhanced Index Core Equity Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the DLB Enhanced Index Core Equity Fund or the timing of the issuance or sale of the DLB Enhanced Index Core Equity Fund or in the determination or calculation of the equation by which the DLB Enhanced Core Equity Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the DLB Enhanced Index Core Equity Fund.

     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE MANAGER, OWNERS OF THE DLB ENHANCED INDEX CORE EQUITY FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

INVESTMENT MANAGER
David L. Babson & Company Inc.
One Memorial Drive
Cambridge, MA 02142

INVESTMENT SUBADVISOR
First State Investments International Limited
23 St. Andrew Square
Edinburgh, Scotland EH2 1BB

LEGAL COUNSEL
Ropes & Gray
One International Place
Boston, MA  02110

INDEPENDENT AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA  02116

CUSTODIAN/TRANSFER AGENT/ADMINISTRATOR
Investors Bank & Trust Company
John Hancock Tower
200 Clarendon Street
Boston, MA  02116

                               THE DLB FUND GROUP

                            PART C. OTHER INFORMATION

ITEM 23. EXHIBITS.


         (a)      Agreement and Declaration of Trust

                  (1)      Agreement and Declaration of Trust*
                  (2)      Amendment No. 1 to Agreement and Declaration of
                           Trust*
                  (3)      Amendment No. 2 to Agreement and Declaration of
                           Trust**
                  (4)      Amendment No. 3 to Agreement and Declaration of
                           Trust**
                  (5)      Amendment No. 4 to Agreement and Declaration of
                           Trust***
                  (6)      Amendment No. 5 to Agreement and Declaration of
                           Trust****
                  (7)      Amendment No. 6 to Agreement and Declaration of
                           Trust*****
                  (8)      Amendment No. 7 to Agreement and Declaration of
                           Trust******
                  (9)      Amendment No. 8 to Agreement and Declaration of
                           Trust+
                  (10)     Amendment No. 9 to Agreement and Declaration of
                           Trust^
                  (11)     Amendment No. 10 to Agreement and Declaration of
                           Trust^^
                  (12)     Amendment No. 11 to Agreement and Declaration of
                           Trust^^^
                  (13)     Amendment No. 12 to Agreement and Declaration of
                           Trust #
                  (14)     Amendment No. 13 to Agreement and Declaration of
                           Trust #

         (b) By-Laws*

         (c) Instruments Defining Rights of Security Holders - See Exhibits (a) and (b)

         (d) Forms of Management Contracts

                  (1) Management Contract between David L. Babson & Co. Inc. (the "Manager") and The DLB Fund Group (the "Trust") relating to the DLB Fixed Income Fund*
                  (2) Management Contract between the Trust and the Manager relating to the DLB Global Small Capitalization Fund*
                  (3) Sub-Advisory Agreement between the Manager and Babson-Stewart Ivory International ("BSII") relating to the DLB Global Small Capitalization Fund*
                  (4) Management Contract between the Trust and the Manager relating to the DLB Value Fund*
                  (5)      Management Contract between the Trust and the Manager
                           relating to the DLB Mid Capitalization Fund*
                  (6)      Management Contract between the Trust and the Manager
                           relating to the DLB Disciplined Growth Fund (formerly known as the DLB Quantitative Equity Fund)++
                  (7) Management Contract between the Trust and the Manager relating to the DLB Growth Fund**
                  (8) Management Contract between the Trust and the Manager relating to the DLB Micro Capitalization Fund**
                  (9) Management Contract between the Trust and the Manager relating to the DLB Stewart Ivory International Fund******
                  (10) Management Contract between the Trust and the Manager relating to the DLB Stewart Ivory Emerging Markets Fund******
                  (11) Sub-Advisory Agreement between the Manager and BSII relating to the DLB Stewart Ivory International Fund^^^^
                  (12) Sub-Advisory Agreement between the Manager and BSII relating to the DLB Stewart Ivory Emerging Markets Fund^^^^
                  (13) Management Contract between the Trust and the Manager relating to the DLB High Yield Fund++
                  (14) Management Contract between the Trust and the Manager relating to the DLB Technology Fund^
                  (15) Management Contract between the Trust and the Manager relating to the DLB Enhanced Index Growth Fund^^^
                  (16) Management Contract between the Trust and the Manager relating to the DLB Enhanced Index Value Fund^^
                  (17) Management Contract between the Trust and the Manager relating to the DLB Small Capitalization Value Fund^^^
                  (18) Form of Amendment No. 1 to Management Contract between the Trust and the Manager relating to the Disciplined Growth Fund^^

                  (19) Form of Sub-Advisory Agreement between the Manager and First State Investments International Limited ("First State") relating to the DLB International Fund (formerly known as the DLB Stewart Ivory International Fund) #

                  (20) Form of Sub-Advisory Agreement between the Manager and First State relating to the DLB Emerging Markets Fund (formerly known as the DLB Stewart Ivory Emerging Markets Fund) #

         (e) Form of Principal Underwriter's Contract between the Trust and Babson Securities Corporation******

         (f)           Bonus or Profit Sharing Contracts - Not Applicable

         (g)(1) Form of Custodian Agreement between the Trust and Investors Bank & Trust Company ("IBT")*

         (g)(2)        Form of Amendment to Custodian Agreement******

         (g)(3) Form of Amendment to the Custodian Agreement relating to the DLB High Yield Fund++

         (g)(4) Form of Amendment to the Custodian Agreement relating to the DLB Technology Fund^

         (g)(5) Amendment to the Custodian Agreement relating to the DLB Enhanced Index Growth Fund, DLB Enhanced Index Value Fund and DLB Small Capitalization Value Fund^^^^^

         (h)(1)        Form of Transfer Agency Agreement between the Trust and
                       IBT**

         (h)(2)        Form of Amendment to Transfer Agency Agreement******

         (h)(3)        Form of Agreement and Plan of Reorganization******

         (h)(4)        Form of Administration Agreement between the Trust and
                       IBT******

         (h)(5)        Form of Amendment to Administration Agreement******

         (h)(6) Form of Amendment to Transfer Agency Agreement relating to the DLB High Yield Fund++

         (h)(7) Form of Amendment to Administration Agreement relating to the DLB High Yield Fund++

         (h)(8) Form of Amendment to Transfer Agency Agreement relating to the DLB Technology Fund^

         (h)(9) Form of Amendment to Administration Agreement relating to the DLB Technology Fund^

         (h)(10)       Amended and Restated Fee and Expense Limitation
                       Agreement^

         (h)(11)       Amended and Restated Fee and Expense Limitation
                       Agreement^^

         (h)(12) Amendment to Transfer Agency Agreement relating to the DLB Enhanced Index Growth Fund, DLB Enhanced Index Value Fund and DLB Small Capitalization Value Fund^^^^^

         (h)(13) Fee and Expense Limitation Agreement relating to the DLB Enhanced Index Growth Fund, DLB Enhanced Index Value Fund and DLB Small Capitalization Value Fund^^^

         (h)(14)       First Amendment to Administration Agreement^^^^

         (i)           Opinion and Consent of Ropes & Gray^^^

         (j)           Consent of Independent Auditors, Deloitte & Touche, LLP#

         (k)           Omitted Financial Statements - Not Applicable

         (l)           Letter of Understanding relating to Initial Capital*

         (m)           Forms of Rule 12b-1 Plans

               (1) Form of Rule 12b-1 Plan for the Fixed Income Fund***
               (2) Form of Rule 12b-1 Plan for the Value Fund***
               (3) Form of Rule 12b-1 Plan for the Growth Fund***
               (4) Form of Rule 12b-1 Plan for the Disciplined Growth Fund***
               (5) Form of Rule 12b-1 Plan for the Mid Cap Fund***
               (6) Form of Rule 12b-1 Plan for the Micro Cap Fund***
               (7) Form of Rule 12b-1 Plan for the Global Small Cap Fund***
               (8) Form of Rule 12b-1 Plan for the DLB Stewart Ivory
                   International Fund******
               (9) Form of Rule 12b-1 Plan for the DLB Stewart Ivory Emerging
                   Markets Fund******
               (10) Form of Rule 12b-1 Plan for the DLB High Yield Fund++
               (11) Form of Rule 12b-1 Plan for the DLB Technology Fund^
               (12) Form of Rule 12b-1 Plan for the DLB Enhanced Index Growth
                    Fund^^^
               (13) Form of Rule 12b-1 Plan for the DLB Enhanced Index Value
                    Fund^^^
               (14) Form of Rule 12b-1 Plan for the DLB Small Capitalization
                    Value Fund^^^

         (n)           Rule 18f-3 Plan - Not Applicable

         (o)           (1) Powers of Attorney for James W. MacAllen, Charles E.
                       Hugel, Richard A. Nenneman, Richard J. Phelps and DeAnne
                       B. Dupont, appointing James W. MacAllen, Frank L. Tarantino and DeAnne B. Dupont as attorneys in fact***

                       (2) Power of Attorney for Kevin McClintock, appointing Frank L. Tarantino and DeAnne B. Dupont as attorneys in fact++

                       (3) Power of Attorney for Steven A. Kandarian, appointing Frank L. Tarantino and DeAnne B. Dupont as attorneys in fact^^^^^^

                       (4) Power of Attorney for Nabil N. El-Hage, appointing Frank L. Tarantino and DeAnne B. Dupont as attorneys in fact #

         (p)(1) Code of Ethics for the Trust, the Manager and Babson Securities Corp.++

         (p)(2)        Code of Ethics for BSII+++

         (p)(3)        Amended and Restated Code of Ethics for BSII^^^^

         (p)(4) Personal Dealing Policy of First State Investment International Limited #
-------------------
* Incorporated by reference to Registrant's Post-Effective Amendment No. 5 filed on February 19, 1997.

** Incorporated by reference to Registrant's Post-Effective Amendment No. 7 filed on April 30, 1998.

*** Incorporated by reference to Registrant's Post-Effective Amendment No. 10 filed on February 22, 1999.

**** Incorporated by reference to Registrant's Post-Effective Amendment No. 11 filed on April 22, 1999.

***** Incorporated by reference to Registrant's Post-Effective Amendment No. 12 filed on August 13, 1999.

****** Incorporated by reference to Registrant's Post-Effective Amendment No. 13 filed on October 29, 1999.

+ Incorporated by reference to Registrant's Post-Effective Amendment No. 14 filed on January 14, 2000.

++ Incorporated by reference to Registrant's Post-Effective Amendment No. 16 filed on April 12, 2000.

+++ Incorporated by reference to Registrant's Post-Effective Amendment No. 17 filed on June 19, 2000.

^ Incorporated by reference to Registrant's Post-Effective Amendment No. 18 filed on September 1, 2000.

^^ Incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed on October 19, 2000.

^^^ Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed on October 24, 2000.

^^^^ Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed on February 27, 2001.

^^^^^ Incorporated by reference to Registrant's Post-Effective Amendment No. 23 filed on April 11, 2001.

^^^^^^ Incorporated by reference to Registrant's Post-Effective Amendment No. 24 filed on February 28, 2002

#      Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

         As of February 20, 2003 the Registrant did not, directly or indirectly, control any Person. Massachusetts Mutual Life Insurance Company ("MassMutual") currently owned more than 25% of the outstanding shares of each Fund and therefore is deemed to "control" each such Fund within the meaning of the Investment Company Act of 1940 (the "1940 Act").

         The following entities are, or may be deemed to be, controlled by MassMutual through the direct or indirect ownership of such entities' stock.

         1. CM Assurance Company, a Connecticut corporation which operates as a life and health insurance company, all the stock of which is owned by MassMutual. This subsidiary is inactive.

         2. CM Benefit Insurance Company, a Connecticut corporation which operates as a life and health insurance company, all the stock of which is owned by MassMutual. This subsidiary is inactive.

         3. C.M. Life Insurance Company, a Connecticut corporation which operates as a life and health insurance company, all the stock of which is owned by MassMutual.

         4. MML Bay State Life Insurance Company, a Connecticut corporation which operates as a life and health insurance company, all the stock of which is owned by MassMutual.

         5. MML Distributors, LLC, a Connecticut limited liability company which operates as a securities broker-dealer.

         6. MassMutual Holding Company, a Delaware corporation which operates as a holding company for certain MassMutual entities, all the stock of which is owned by MassMutual.

         7. MML Series Investment Fund (the "Trust"), a Massachusetts business trust which operates as an open-end investment company. All the shares issued by the Trust are owned by

                  MassMutual and certain of its affiliates. MassMutual acts as investment adviser for each series and David L. Babson & Company Inc. acts as sub-adviser to certain series.

         8. MassMutual Institutional Funds, a Massachusetts business trust which operates as an open-end investment company. MassMutual owns a majority of the shares. MassMutual acts as investment adviser for each series and David L. Babson & Company Inc. acts as sub-adviser to certain series.

         9. G.R. Phelps & Co., Inc., a Connecticut corporation which formerly operated as a securities broker-dealer, all the stock of which is owned by MassMutual Holding Company. This subsidiary has been dissolved.

         10. MassMutual Mortgage Finance, LLC, a Delaware limited liability company and wholly-owned subsidiary of MassMutual which makes, acquires, holds and sells mortgage loans.

         11. MML Investors Services, Inc., a Massachusetts corporation which operates as a securities broker-dealer.

         12. The MassMutual Trust Company, which is a federally chartered stock savings bank. MassMutual owns 100% of the outstanding shares of the company.

         13. MassMutual Holding MSC, Inc., a Massachusetts corporation, which acts as a holding company for MassMutual positions in investment entities organized outside the United States. MassMutual Holding Company owns all the outstanding shares of MassMutual Holding MSC, Inc. This subsidiary qualifies as a "Massachusetts Securities Corporation" under Chapter 63 of Massachusetts General Laws.

         14. MassMutual Holding Trust I, a Massachusetts business trust, which operated as a holding company for separately staffed MassMutual investment subsidiaries. This entity has been dissolved.

         15. MML Partners, LLC, a Delaware limited liability company which operates as a securities broker-dealer.

         16. MassMutual International, Inc., a Delaware corporation which operates as a holding company for those entities constituting MassMutual's international insurance operations, all the stock of which is owned by MassMutual Holding Company.

         17. MML Insurance Agency, Inc., a Massachusetts corporation which operates as an insurance broker, all the stock of which is owned by MML Investors Services, Inc.

         18. MML Securities Corporation, a Massachusetts corporation which operates as a "Massachusetts Securities Corporation" under
                  Section 63 of the Massachusetts General Laws, all the stock of which is owned by MML Investors Services, Inc. This entity has been dissolved.

         19. DISA Insurance Services of America, Inc., an Alabama corporation which operates as an insurance broker. MML Insurance Agency, Inc. owns all the shares of outstanding stock.

         20. Diversified Insurance Services of America, Inc., a Hawaii corporation which operates as an insurance broker. MML Insurance Agency, Inc. owns all the shares of outstanding stock. This entity has been dissolved.

         21. MML Insurance Agency of Mississippi, P.C., a Mississippi corporation that operates as an insurance broker and is controlled by MML Insurance Agency, Inc.

         22. MML Insurance Agency of Nevada, Inc., a Nevada corporation that operates as an insurance broker, all the stock of which is owned by MML Insurance Agency, Inc.

         23. MML Insurance Agency of Ohio, Inc., an Ohio corporation which operates as an insurance broker and is controlled by MML Insurance Agency, Inc. through a voting trust agreement. This entity has been dissolved.

         24. MML Insurance Agency of Texas, Inc., a Texas corporation which operates as an insurance broker and is controlled by MML Insurance Agency, Inc. through an irrevocable proxy arrangement.

         25. MassMutual Corporate Value Limited, a Cayman Islands corporation, 46.41% of the shares of which are owned by MassMutual Holding MSC, Inc.

         26. MassMutual Corporate Value Partners Limited, a Cayman Islands corporation that operates as a high yield bond fund. MassMutual Corporate Value Limited holds approximately a 90% ownership interest in this company, and MassMutual holds approximately a 4.6% ownership interest in this company. David
                  L. Babson & Company Inc. ("Babson") acts as sub-adviser for this fund.

         27. 9048-5434 Quebec, Inc., a Canadian corporation, which operates as the owner of Hotel du Parc in Montreal, Quebec, Canada. MassMutual Holding MSC, Inc. owns all the shares of 9048-5434 Quebec, Inc.

         28. 1279342 Ontario Limited, a Canadian corporation, which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada. MassMutual Holding MSC, Inc. owns all the shares of 1279342 Ontario Limited.

         29. Antares Capital Corporation, a Delaware corporation that operates as a finance company. MassMutual Holding Company owns approximately 99% of the capital stock of Antares Capital Corporation.

         30. Charter Oak Capital Management, Inc., a Delaware corporation that operates as a manager of institutional investment portfolios. Babson owns 100% of the capital stock of Charter Oak Capital Management, Inc.

         31. Cornerstone Real Estate Advisers, Inc., a Massachusetts corporation which operates as an investment adviser.

         32. DLB Acquisition Corporation ("DLB"), a Delaware corporation, which operates as a holding company of Babson. MassMutual Holding Company owns approximately 98% of the outstanding capital stock of DLB.

         33. Oppenheimer Acquisition Corporation ("OAC"), a Delaware corporation, which operates as a holding company for the Oppenheimer companies. MassMutual Holding Company owns 91.91% of the capital stock of OAC.

         34. David L. Babson & Company Inc., a Massachusetts corporation that operates as an investment adviser, all the stock of which is owned by DLB.

         35. Babson Securities Corporation, a Massachusetts corporation which operates as a securities broker-dealer, all the stock of which is owned by Babson.

         36.      S.I. International Assets (formerly known as
                  Babson-Stewart-Ivory International, a Massachusetts general partnership, which operates as an investment adviser. Babson holds a 50% ownership interest in the partnership.

         37. OppenheimerFunds, Inc., a Colorado corporation which operates as an investment adviser to the OppenheimerFunds, all the stock of which is owned by OAC.

         38. Centennial Asset Management Corporation, a Delaware corporation that operates as the investment adviser and general distributor of the Centennial Funds, all the stock of which is owned by OppenheimerFunds, Inc.

         39. HarbourView Asset Management Corporation, a New York corporation, which operates as an investment adviser, all the stock of which is owned by OppenheimerFunds, Inc.

         40. OppenheimerFunds Distributor, Inc., a New York corporation, which operates as a securities broker-dealer, all the stock of which is owned by OppenheimerFunds, Inc.

         41. Oppenheimer Partnership Holdings, Inc., a Delaware corporation which operates as a holding company, all the stock of which is owned by OppenheimerFunds, Inc.

         42. Oppenheimer Real Asset Management, Inc., a Delaware corporation which is the subadviser to a mutual fund investing in the commodities markets, all the stock of which is owned by OppenheimerFunds, Inc.

         43. Shareholder Financial Services, Inc., a Colorado corporation which operates as a transfer agent for mutual funds, all the stock of which is owned by OppenheimerFunds, Inc.

         44. Shareholder Services, Inc., a Colorado corporation which operates as a transfer agent for various Oppenheimer and MassMutual funds, all the stock of which is owned by OppenheimerFunds, Inc.

         45. Centennial Capital Corporation, a Delaware corporation that sponsored a unit investment trust, all the stock of which is owned by Centennial Asset Management Corporation.

         46. Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office Investors, LP that is 50% owned by Cornerstone Real Estate Advisers, Inc. and 50% owned by MML Realty Management Corporation.

         47. Cornerstone Suburban Office, LP, a Delaware limited partnership, which operates as a real estate operating company. Cornerstone Office Management, LLC holds a 1% general partnership interest in this fund and MassMutual holds a 99% limited partnership interest.

         48. CM Advantage, Inc., a Connecticut corporation that serves as a general partner in real estate limited partnerships. This subsidiary is largely inactive and will be dissolved in the near future. This entity has been dissolved.

         49. MassMutual Trust Company, a federally chartered stock savings bank. MassMutual owns 100% of the outstanding shares.

         50. CM Property Management, Inc., a Connecticut corporation which serves as the General Partner of Westheimer 335 Suites Limited Partnership.

         51. HYP Management, Inc., a Delaware corporation which operates as the "LLC Manager" of MassMutual High Yield Partners II LLC, a high yield bond fund.

         52. MMHC Investment, Inc., a Delaware corporation which is a passive investor in MassMutual/Darby CBO IM, Inc.; MassMutual/Darby CBO, LLC; MassMutual High Yield Partners II, LLC and other MassMutual investments.

         53. MassMutual High Yield Partners II LLC, a Delaware limited liability company that operates as a high yield bond fund. MassMutual holds approximately 2.49% of its shares, MMHC Investment Inc. holds approximately 34.11%, and HYP Management, Inc. holds approximately 6.82%, for an approximate total ownership interest in this company of 43.42%.

         54. MML Realty Management Corporation, a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

         55. MassMutual Benefits Management, Inc., (formerly Westheimer 335 Suites, Inc.) a Delaware Corporation which supports MassMutual with benefit plan administration and planning services.

         56. Somers CDO, Limited, a Cayman Islands corporation that operates as a fund investing in high yield debt securities of primarily U.S. issuers. MMHC Investment, Inc. holds 38.10% of the subordinated notes of this issue which are treated as equity for tax purposes. Registrant is the collateral manager of Somers CDO, Limited.

         57. 505 Waterford Park Limited Partnership, a Delaware limited partnership, which holds title to an office building in Minneapolis, Minnesota. MML Realty Management Corporation holds a 1% general partnership interest in this partnership and MassMutual holds a 99% limited partnership interest.

         58. MassMutual/Darby CBO IM Inc., a Delaware corporation which operates as the manager of MassMutual/Darby CBO LLC, a collateralized bond obligation fund. MMHC Investment, Inc. owns 50% of the capital stock of this company.

         59. MassMutual/Darby CBO LLC, a Delaware limited liability company that operates as a fund investing in high yield debt securities of U.S. and emerging market issuers. MassMutual holds 1.79%, MMHC Investment Inc. holds 77.8% and MassMutual High Yield Partners LLC holds 14.4% of the ownership interest in this company.

         60. Urban Properties, Inc., a Delaware corporation which serves as a General Partner of real estate limited partnerships and as a real estate holding company.

         61. Westheimer 335 Suites Limited Partnership, a Texas limited partnership of which MassMutual Benefits Management is the general partner.

         62. MassMutual Internacional (Argentina) S.A., a corporation organized in the Argentine Republic, which operates as a holding company. MassMutual International Inc. owns 99% of the outstanding shares and MassMutual Holding Company owns the remaining 1% of the shares.

         63. MassMutual Internacional (Chile) S.A., a corporation organized in the Republic of Chile, which operates as a holding company. MassMutual International Inc. owns 99% of the outstanding shares and MassMutual Holding Company owns the remaining 1% of the shares.

         64. MassMutual International (Bermuda) Ltd., a corporation organized in Bermuda, which operates as a life insurance company, all the stock of which is owned by MassMutual International Inc.

         65.      MassMutual Europe S.A., a corporation
                  organized in the Grand Duchy of Luxembourg, which operates as a life insurance company. MassMutual International Inc. owns 99% of the outstanding shares and MassMutual Holding Company owns the remaining 1% of the shares.

         66. MassLife Seguros de Vida S.A., a corporation organized in the Argentine Republic, which operates as a life insurance company. MassMutual International Inc. owns 99.9% of the outstanding capital stock of MassLife Seguros de Vida S.A.

         67. MassMutual Services, S.A., a corporation organized in the Argentine Republic which operates as a service company. MassMutual International, Inc. owns 99.9% of the shares.

         68. Mass Seguros de Vida S.A., a corporation organized in the Republic of Chile, operates as a life insurance company.
                  This entity merged into Compania de Seguros Vida Corp. S.A. in 2000.

         69. Origen Inversiones S.A., a corporation organized in the Republic of Chile which operates as a holding company. MassMutual Internacional (Chile) S.A. holds a 33.5% ownership interest in this corporation.

         70. Compania de Seguros VidaCorp, S.A., a corporation organized in the Republic of Chile, which operates as an insurance company. MassMutual International (Chile) S.A. owns 33.4% of the outstanding shares of this company.

         71. Oppenheimer Series Fund Inc., a Maryland corporation which operates as an investment company, of which MassMutual and its affiliates own a majority of certain series of shares issued by the fund.

         72. Panorama Series Fund, Inc., a Maryland corporation which operates as an open end investment company. All shares issued by the fund are owned by MassMutual and certain affiliates.

         73. The DLB Fund Group, a Massachusetts business trust which operates as an open-end investment company advised by Babson. MassMutual owns at least 25% of each series of shares issued by the DLB Fund Group, other than the DLB Stewart Ivory International Fund.

         74. Saar Holdings CDO, Limited, a Cayman Islands corporation that operates as a collateralized debt obligation fund investing in high yield debt securities of primarily U.S. issuers including, to a limited extent, convertible high yield bonds. MMHC Investment Inc. holds 40% of the mandatorily redeemable preferred shares of this issuer. Such preferred shares are treated as equity for tax purposes. MassMutual is the collateral manager of Saar Holdings CDO, Limited. Babson acts as sub-adviser.

         75. Enhanced Mortgage-Backed Securities Fund Limited is a special purpose company incorporated with limited liability in the

                  Cayman Islands, investing primarily in mortgage backed securities. Babson is the Investment Manager. MassMutual holds all of the Class B notes and has covenanted to hold at least 25% of the aggregate principal amount of the Class C Certificates directly or through a wholly owned affiliate.

         76. Perseus CDO I, Limited is a Cayman Island Corporation that operates as a collateralized debt obligation fund investing in a diversified portfolio of assets including high yield bonds, senior secured loans, a limited amount of equity securities and certain other assets. MMHC Investment, Inc. holds 33.4% of the Class D subordinated notes issued by Perseus CDO I Limited. Such notes are treated as equity for tax purposes. MassMutual is the portfolio manager and Perseus Advisors, L.L.C. is the portfolio advisor of Perseus CDO I, Limited. Babson acts as sub-adviser.

         77. MassMutual Global CBO I Limited is a Cayman Island Corporation that operates as a collateralized bond obligation fund investing in emerging market securities and high yield bonds. As of the closing date of this fund (June 16, 1999), MassMutual and its indirect subsidiary, MMHC Investment, Inc., hold in the aggregate approximately 25.17% of the subordinated notes that are treated as equity for tax purposes. MassMutual is the Collateral Manager of MassMutual Global CBO I Limited. Babson acts as sub-adviser.

         78. Antares Funding L.P. is a Cayman Islands exempted limited partnership that invests primarily in high yield bank loans and public high yield bonds. Antares Capital Corporation, an indirect subsidiary of MassMutual, is the collateral manager of Antares Funding L.P. MassMutual manages the High Yield Collateral Debt Securities and Babson acts as sub-adviser.

         79. Maplewood (Cayman) Limited is an entity organized under the laws of the Cayman Islands that invests primarily in bank loans and high yield public debt. MassMutual is investment adviser to this fund, and Babson acts as sub-adviser.

         80. Simsbury CLO Limited is a Cayman Islands corporation that operates as a collateralized bond obligations fund that invests primarily in bank loans and high yield bonds. MassMutual is investment adviser and Babson acts as sub-adviser. MMHC owns 24.97% of the subordinated notes.

         81. MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company.

         82. MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent.

         83. MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 60% by MassMutual Asia Limited and 20% each by MassMutual Services Limited and MassMutual Guardian Limited.

         84. Protective Capital (International) Limited, a corporation organized in Hong Kong which operates as a mandatory provident funds intermediary.

         85. MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive.

         86. MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive.

         87. Jefferson Pilot Financial Seguros de Vida, S.A., an Argentine corporation which operates as a life instance company.
                  This entity has been dissolved.

         88. Jefferson Pilot Omega Seguros de Vida, S.A., a Uruguay corporation which operates as a life insurance company (100% owned). This entity has been dissolved.

         89. Oppenheimer Trust Company, a corporation organized under the laws of the State of New York which conducts the business of a trust company.

         90. MassMutual International (Bermuda) Ltd., a corporation organized in Bermuda which operates as a life insurance company.

         91. MassMutual Funding LLC, a Delaware limited liability company which issues commercial paper.

         92. Persumma Financial LLC, a Delaware limited liability company which offers online retirement service products.

         93. MassMutual Assignment Company, a North Carolina corporation which operates a structured settlement business.

         94. Trinity Investment Management Corporation, a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

         95. OFI Private Investments, Inc. ("OFI") is a New York based registered investment adviser which manages smaller separate accounts, commonly known as wrap-fee accounts, which are introduced by unaffiliated broker-dealers on a subadvisory basis for a stated fee. OFI is a subsidiary of Oppenheimer Acquisition Corp.

         96. OAM Institutional, Inc. ("OAM") is a New York based registered investment adviser which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee. OAM is a subsidiary of Oppenheimer Acquisition Corp.

         97. OppenheimerFunds International, Ltd. is a Dublin based investment adviser that advises the Oppenheimer offshore funds known as the Oppenheimer Millenium Funds. OppenheimerFunds International Ltd. is a subsidiary of Oppenheimer Acquisition Corp.

         98. Tremont Advisers, Inc. is a New York based investment service provider which specializes in hedge funds. Tremont Advisers, Inc. is a subsidiary of Oppenheimer Acquisition Corp.

         99. MassMutual (Bermuda) Ltd. is a corporation organized in Bermuda that operates as an exempted insurance company. It is wholly-owned by MassMutual International Inc.

         100. Admiral Life Seguros de Vida, S.A. , an Argentine corporation that operates as a life insurance company. This entity merged into MassLife Seguros de Vida S.A. in 2002.

         101. MassMutual Mercuries Life Insurance Company, a Taiwan corporation which operates as a life insurance company. (MassMutual International Holding MSC, Inc. -38%).

         102. MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International, Inc. -99.5%)

         103. FITech Asset Management, L.P. ("AM") is a Delaware Limited Partnership, formed to manage FITech Domestic Value, L.P. ("the Fund"), a "fund-of-funds" that invests in hedge funds. (David L. Babson & Company Inc. is a limited partner in DP with a controlling interest - 58%).

         104. FITech Domestic Partners, LLC ("DP") is a Delaware LLC that is the general partner of the Fund.(David L. Babson & Company Inc. owns a controlling interest -58% - of DP.)

         105. Leland Fund Multi G.P., Ltd. ("Multi") is a corporation that acts as the general partner to several entities that comprise the hedge fund known as Leland.

         106. MassMutual International Holding MSC, Inc., a Massachusetts corporation which operates as a holding company for international and domestic operations and other investments.

         107. MassMutual Shuno Company, a Japanese premium collection service provider.

         108. MassMutual Leasing Company, a Japanese company that leases office equipment and performs commercial lending. (MassMutual Shuno Company - 35%; MassMutual Life Insurance Company - 10%.)

         109. MassMutual Owners Association, Inc., a Massachusetts company which is authorized to conduct sales and marketing operations.

         MassMutual or Babson acts as the investment adviser of the following investment companies, and as such may be deemed to control them.

         1. MML Series Investment Fund, a Massachusetts business trust which operates as an open-end investment company. All shares issued by MML Series Investment Fund are owned by MassMutual and certain of its affiliates. MassMutual acts as adviser for MML Series and Babson acts as sub-adviser to certain series.

         2. MassMutual Corporate Investors ("CI"), a Massachusetts business trust which operates as a closed-end investment company. Babson is the investment adviser to CI.

         3. MassMutual Corporate Value Partners Limited, a Cayman Islands corporation that operates as a high-yield bond fund. MassMutual Corporate Value Limited holds an ownership interest in this company of approximately 88.3%. MassMutual holds approximately 4.6% ownership interest in this company. Babson acts as sub-adviser.

         4. MassMutual High Yield Partners II LLC, a Delaware limited liability company that operates as a high yield bond fund. MassMutual holds approximately 2.49%, MMHC Investment Inc. holds approximately 34.11%, and HYP Management, Inc. holds approximately 6.82% for an approximate total of 43.42% of the ownership interest in this company.

         5. MassMutual Institutional Funds, a Massachusetts business trust which operates as an open-end investment company. MassMutual acts as adviser for each series, and Babson acts as sub-adviser to certain series.

         6. MassMutual Participation Investors ("PI"), a Massachusetts business trust which operates as a closed end investment company. Babson acts as the investment adviser to PI.

         7. MassMutual/Darby CBO, LLC, a Delaware limited liability company that operates as a fund investing in high yield debt securities of U.S. and emerging market issuers. MassMutual owns 1.79%, MMHC Investment, Inc. owns 50% and MassMutual High Yield Partners LLC owns 2.39% of the ownership interest in this company.

         8. Somers CDO, Limited, a Cayman Islands corporation that operates as a fund investing in high yield debt securities of primarily U.S. issuers. MMHC Investment Inc. holds 37.04% of the subordinated notes of this issue which are treated as equity for tax purposes. MassMutual is the collateral manager of Somers CDO, Limited. Babson acts as sub-adviser.

        9. Enhanced Mortgage-Backed Securities Fund Limited is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage backed securities. Babson is the investment manager. MassMutual holds all of the Class B notes and has covenanted to hold at least 25% of the aggregate principal amount of the Class C Certificates directly or through a wholly owned affiliate.

         10. Saar Holdings CDO, Limited, a Cayman Islands corporation that operates as a collateralized debt obligation fund investing in high yield debt securities of primarily U.S. issuers including, to a limited extent, convertible high yield bonds. MMHC Investment Inc. holds 40% of the mandatorily redeemable preferred shares of this issuer. Such preferred shares are treated as equity for tax purposes. MassMutual is the collateral manager of Saar Holdings CDO, Limited. Babson acts as sub-adviser.

         11. Perseus CDO I, Limited is a Cayman Island Corporation that operates as a collateralized debt obligation fund investing in a diversified portfolio of assets including high yield bonds, senior secured loans, a limited amount of equity securities and certain other assets. MMHC Investment, Inc. holds 33.4% of the Class D subordinated notes issued by Perseus CDO I Limited. Such notes are treated as equity for tax purposes. MassMutual is the portfolio manager and Perseus Advisors, L.L.C. is the portfolio advisor of Perseus CDO I, Limited. Babson is the sub-adviser.

         12. MassMutual Global CBO I Limited is a Cayman Island Corporation that operates as a collateralized bond obligation fund investing in emerging market securities and high yield bonds. As of the closing date of this fund (June 16, 1999), MassMutual and its indirect subsidiary, MMHC Investment, Inc. hold in the aggregate approximately 39.7% of the subordinated notes that are treated as equity for tax purposes. MassMutual is the Collateral Manager of MassMutual Global CBO I Limited. Babson acts as sub-adviser.

         13. Antares Funding L.P. is a Cayman Islands exempted limited partnership that invests primarily in high yield bank loans and public high yield bonds. Antares Capital Corporation, an indirect subsidiary of MassMutual, is the collateral manager of Antares Funding L.P. Antares Capital Corporation manages the selection, acquisition and disposition of the Loan Collateral Debt Securities. MassMutual manages the High Yield Collateral Debt Securities and Babson acts a sub-adviser.

         14. Maplewood (Cayman) Limited is an entity organized under the laws of the Cayman Islands that invests primarily in bank loans and high yield public debt. MassMutual is investment adviser to this fund, and Babson acts as sub-adviser.

         15. Simsbury CLO Limited is a Cayman Islands corporation that operates as a collateralized bond obligations fund that invests primarily in bank loans and high yield bonds. MassMutual is investment adviser and Babson acts as sub-adviser. MassMutual and its affiliated subsidiaries own 34.35% of the Junior Subordinated Notes.

         16. Suffield CLO, Limited is a Cayman Islands Corporation that operates as a collateralized loan obligations fund that invests primarily in domestic bank loans and high yield bonds. Babson is the investment adviser. MassMutual holds 23.13% of the preferred shares.

         17. Wilbraham CBO Ltd., is a Cayman Islands limited liability company that operates as collateralized bond obligations fund that invests primarily in bank loans and high yield bonds. Babson is the investment manager. MassMutual owns 33.99% of the preferred shares.

         18. Enhanced Mortgage-Backed Securities Fund Limited II is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage-backed securities. Babson is the investment manager. MassMutual holds approximately 33% of the Class C Certificates.

         19. Special Value Bond Fund II, LLC is a Delaware limited liability company that operates as a high yield bond fund. Babson is co-manager of the fund. MassMutual owns 20% of the subordinated notes.

         20. Leland Fund, L.P., a hedge fund investing in high-yield emerging assets that is managed by Babson.

         21. Longmeadow CDO Debt Fund I, Limited, a fund investing in collateralized debt obligation securities that is managed by Babson.

         22. Hampden CBO Ltd, a cash/flow CDO investing in investment-grade bonds and loans, primarily U.S. MassMutual holds a 23% interest in the fund, which is managed by Babson.

         23. Phoenix Funding Limited, a cash/flow CDO that is managed by Babson.

         24. Palmyra Funding Limited, a fund investing in credit default swaps that is managed by Babson.

         25. Palmyra Funding II Limited, a fund investing in credit default swaps that is managed by Babson.

         26. Enhanced Mortgage-Backed Securities Fund Limited III is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage-backed and asset-backed securities, collateralized mortgage obligations, debt securities and derivative instruments. Mass Mutual holds 48.33% interest in the Fund. Babson serves as the investment manager.

         27. Connecticut Valley Structured Credit CDO I, Ltd., a fund investing in CBO debt securities. Babson serves as the investment manager. MassMutual currently has a 28% interest in the fund.

         28. Starrs CDO, Ltd, a company organized under the laws of the Cayman Islands for the limited purpose of acquiring Collateral Debt Securities and Eligible Investments. MassMutual holds a 20% interest in the Company. Babson serves as the investment adviser.

         29. Constitution Wharf Fund, LLC (formerly known as Copper Beech Fund
 LLC), a limited liability hedge fund organized under Delaware law for which Babson serves as investment manager. MassMutual currently has a majority ownership interest.

         30. Constitution Wharf Offshore Fund Ltd. (formerly known as Copper Beech Offshore Fund Ltd.), a hedge fund registered in the Cayman Islands for which Babson serves as the investment adviser. MassMutual currently has a majority ownership interest.

         31. Storrs CDO Ltd., a special purpose corporation organized under the laws of the Cayman Islands, that invests primarily in residential mortgage-backed securities, commercial mortgage-backed securities, debt issued by real estate investment trusts and collateralized debt obligations.

         32. Phoenix LINRA Limited, a public limited liability company incorporated and registered in Jersey, Channel Islands, that invests primarily in synthetic investment grade bonds using credit default swaps. Babson acts as a financial sub agent.

         33. Newton CDO Limited, an exempted company with limited liability incorporated under the laws of the Cayman Islands, that primarily invests in bank loans and high yield bonds. Babson acts as a collateral manager.

         34. Oasis Development Limited, a private limited liability company incorporated and registered in Jersey, Channel Islands, the managing agent of PALMYRA Funding Limited, and PALMYRA II Funding Limited, public limited liability companies that invest primarily in synthetic investment grade bonds using credit default swaps).

         35. Babson serves as collateral manager to the following entities organized under the laws of the Cayman Islands that invest primarily in bank loans: ELC 1998-I, ELC 1999-I, ELC 1999-III, ELC 2000-I, APEX CDO, Tryon CDO, as well as ELC 1999-II, which invests primarily in bank loans and high yield bonds.

         36. Tower Square Capital Partners, L.P., a limited partnership organized by Babson to invest primarily in mezzanine debt securities, and to a lesser extent in senior debt and/or private equity securities. MassMutual has purchased 33% of the Limited Partnership Interests. Babson serves as the Investment Manager.

         37. Quantitative Enhanced Decisions Fund, L.P. is a Delaware limited partnership and Quantitative Enhanced Decisions Offshore Fund, Ltd is an exempted company incorporated under the laws of the Cayman Islands. Substantially all of the capital of these entities is invested through a master feeder structure in Quantitative Enhanced Decisions Master Fund, L.P., a Cayman Islands limited partnership. These funds, organized in 2002, seek to achieve returns through investments primarily in investment-grade fixed income assets, including mortgage-backed securities and asset-backed securities, and derivative instruments. MassMutual currently owns all of the equity in the domestic fund. Babson acts as an adviser through its relationship in the GP adviser.

         38 . Union Wharf Fund, a limited liability hedge fund organized under Delaware law for which Babson serves as investment manager.

         39. Union Wharf Offshore Fund Ltd.), a hedge fund registered in the Cayman Islands for which Babson serves as the investment adviser.

         40. Sargent's Wharf Fund, LLC, a limited liability hedge fund organized under Delaware law for which Babson serves as investment manager.

         41. Sargent's Wharf Offshore Fund Ltd., a hedge fund registered in the Cayman Islands for which Babson serves as the investment adviser.

ITEM 25. INDEMNIFICATION.

Article VIII (Sections 1, 2 and 3) of Registrant's Agreement and Declaration of Trust provides as follows with respect to indemnification of the Trustees and officers of Registrant against liabilities which may be incurred by them in such capacities:

Section 1. Trustees, Officers, Etc. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking,
(b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

Section 2. Compromise Payment. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry), that such Covered Person is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b)there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry), to the effect that such indemnification would not protect such Person against any liability to the Trust to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

Section 3. Indemnification Not Exclusive. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors and administrators and a "disinterested Trustee" is a Trustee who is not an "interested person" of the Trust as defined in Section 2(a)(19) of the 1940 Act (or who has been exempted from being an "interested person" by any rule, regulation or order of the Commission), and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person; provided, however, that the Trust shall not purchase or maintain any such liability insurance in contravention of applicable law, including without limitation the 1940 Act.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

         (a) The directors and executive officers of David L. Babson & Company Inc. ("Babson", or the "Manager"), which is located at One Memorial Drive, Cambridge, Massachusetts 02142, their positions with Babson, and their other principal business affiliations and business experience for the past two years are as follows:

ROBERT E. JOYAL, President, Chief Operating Officer, Director and Managing Director

Director and Managing Director (since 2000), Babson; Executive Director (1997-1999), Senior Managing Director (1996-1998), Vice President and Managing Director (1990-1996), MassMutual; President (since 1999), Senior Vice President (1989-1999), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Director, (since 1996), MassMutual High Yield Partners II LLC (a Delaware limited liability company that operates as a high yield bond fund).

STUART H. REESE, Director, Chairman and Chief Executive Officer

Director (since 2000), Chief Executive Officer (since 1999), Babson; Executive Vice President and Chief Investment Officer (since 1999), Chief Executive Director (1997-1999), Executive Director (1996-1997), Senior Vice President (1993-1996), Massachusetts Mutual Life Insurance Company ("MassMutual") Mutual (insurance company and investment adviser), 1295 State Street, Springfield, Massachusetts 01111.

KEVIN M. MCCLINTOCK, Director, Managing Director

Director and Managing Director (since 2000), Executive Vice President (1999-2000), Babson; Managing Director, Babson-Stewart Ivory International (registered investment adviser, of which the Manager is a 50% general partner), One Memorial Drive, Cambridge, Massachusetts (since 1999); Director (since
1999), the DLB Fund Group, One Memorial Drive, Cambridge, Massachusetts (open-end investment company); Director of Equities and Fixed Income (1995-1999), the Dreyfus Corporation (investment manager), New York, New York.

FRANK L. TARANTINO, Director, Managing Director, Chief Financial Officer, Chief Administrative Officer and Chief Compliance Officer

Director, Chief Compliance Officer (since 1999), Chief Financial Officer and Managing Director (Since 2000), Clerk (since 1997), Executive Vice President (1999-2000) and Chief Operating Officer (1997-2000), Babson; President (since
1999), Vice President (1988-1999) and Clerk (1997-1998), The DLB Fund Group, One Memorial Drive, Cambridge, Massachusetts (open-end investment company); Director (since 1998), President (since 1999), Clerk (since 1997), Potomac Babson Inc. (inactive investment advisory subsidiary of the Manager), 1290 Avenue of the Americas, New York, New York; Director, President, Clerk, (Treasurer until 2001) Babson Securities Corp., One Memorial Drive, Cambridge, Massachusetts (broker-dealer subsidiary of Babson); President (1993-1997) Liberty Securities Corporation (broker-dealer), 600 Atlantic Avenue, Boston, Massachusetts.

ROBERT LIGUORI, Director

Director (since 2000), Babson; Senior Vice President and Deputy General Counsel (since 1999), MassMutual Life Insurance Company (insurance company and investment adviser), 1295 State Street, Springfield, Massachusetts; Senior Vice President and General Counsel (1997-1999), Vice President and General Counsel (1996-1997), Vice President and Counsel (1992-1996), American International Group, Inc., AIG Life Companies, 600 King Street, Wilmington, DE.

MARY WILSON-KIBBE, Managing Director

Managing Director (since 2000), Executive Director and Executive Vice President (1999-2000), Babson; Vice President (since 1999), The DLB Fund Group, One Memorial Drive, Cambridge, Massachusetts (open-end investment company); Executive Director (1997-1999), Senior Managing Director (1997-1999), Vice President and Managing Director (1991-1994), MassMutual (insurance company and investment adviser), 1295 State Street, Springfield, Massachusetts 01111.

KENNETH L. HARGREAVES, Managing Director

Managing Director (since 2000), Babson; Executive Director (1997-1999), Senior Vice President (1991-1997), MassMutual.

ROGER W. CRANDALL, Managing Director

Managing Director (since 2000), Babson; Managing Director, Securities Investment Division (1991-2000) and Managing Director (1993-2000), MassMutual, 1295 State Street, Springfield, Massachusetts.

EFREM MARDER, Managing Director

Managing Director (since 2000), Babson; Executive Director (1998-1999), Senior Managing Director (1996-1998), Vice President and Manager Director (1989-1996), MassMutual (insurance company and investment adviser), 1295 State Street, Springfield, Massachusetts.

STEPHEN L. KUHN, General Counsel and Clerk

General Counsel and Clerk (since 1999), Babson; Senior Vice President and Deputy General Counsel (since 1998), Vice President and Associate General Counsel (1992-1998), MassMutual (insurance company and investment adviser), 1295 State Street, Springfield, Massachusetts; Vice President and Secretary, MassMutual Participation Investors and MassMutual Corporate Investors (closed end investment companies); Assistant Secretary (since 1996), Antares Capital Corporation (finance company); Chief Legal Officer and Assistant Secretary (since 1995), DLB Acquisition Corporation (holding company for investment advisers); Assistant Secretary, Oppenheimer Acquisition Corporation (holding company for investment advisers); Vice President and Secretary, MassMutual Institutional Funds (open end investment company); Vice President and Secretary, (1988-1999), MML Series.

         (b) The Managing Directors of S.I. International Assets (formerly known as Babson-Stewart Ivory International ("BSII")), which has its principal place of business at One Memorial Drive, Cambridge, Massachusetts, 02142, and their principal other business affiliations and business experience for the past two years are as set forth below. Babson and First State Investments International Limited (formerly known as Stewart Ivory & Company (International) Limited), an indirect, wholly owned subsidiary of Colonial Limited, are the two general partners of S.I. International Assets .

KEVIN M. MCCLINTOCK, Managing Director

See Item 26(a) above.

STEPHEN B. O'BRIEN, Managing Director

Managing Director (since 2000), Executive Vice President (1999-2000), Director (1999-2000), Senior Vice President (1996-1999), Babson; Managing Director (since
1998), S.I. International Assets (formerly known as Babson-Stewart Ivory International (registered investment adviser, ofwhich the Manager is a 50% general partner)), One Memorial Drive, Cambridge, Massachusetts.

JAMES W. BURNS, Managing Director

Managing Director (since 1993), S.I. International Assets, One Memorial Drive, Cambridge, Massachusetts (investment counsel); Director (since 1990), Stewart Ivory and Company Limited (later known as Colonial First State Investments and now known as First State Investments U.K.), 45 Charlotte Square, Edinburg, Scotland (investment managers); Partner/Director (1982-1990), BWD Rensburg, Liverpool, England (Stockbrokers).

STUART PAUL, Managing Director

Managing Director (since 2000), S.I. International Assets; Director, First State Investments International Limited (formerly known as Stewart Ivory & Company (International) Limited), 23 St. Andrew Square, Edinburgh (investment adviser); Head of Emerging Market Equities (since 2000), First State Investments U.K. (formerly known as Colonial First State Investments UK and, prior to that, Stewart Ivory & Company Limited), 23 St. Andrew Square, Edinburgh (investment managers); Investment Manager (1994-2000), Stewart Ivory & Company Limited, 45 Charlotte Square, Edinburgh (investment managers).

ITEM 27. PRINCIPAL UNDERWRITERS.

(a) Effective October 20, 1999, Babson Securities Corp. ("BSC"), whose principal address is One Memorial Drive, Cambridge, MA 02142, became the principal underwriter for the Trust. The eleven separate series of the Trust are:

         1)  DLB Fixed Income Fund
         2)  DLB Value Fund
         3)  DLB Core Growth Fund
         4)  DLB Enhanced Index Core Equity Fund
         5)  DLB Small Company Opportunities Fund
         6)  DLB International Fund
         7)  DLB Emerging Markets Fund

         8)  DLB High Yield Fund
         9)  DLB Enhanced Index Growth Fund
         10) DLB Enhanced Index Value Fund
         11) DLB Small Capitalization Value Fund

(b) The following are the names and positions of the officers and directors of
BSC:

         Frank L. Tarantino, Director, President and Clerk
         Frederick H. Jamieson, Treasurer
         John E. Deitelbaum, Assistant Clerk

         The business address for Mr. Tarantino, Mr. Jamieson and Mr. Deitelbaum is c/o David L. Babson & Company Inc., One Memorial Drive, Cambridge, MA 02142. Mr. Tarantino is President of the Trust, and Mr. Deitelbaum is Clerk of the Trust.


(c) Not Applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

         The accounts, books or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are kept by the Registrant and David L. Babson & Company Inc. ("Babson") at their respective principal business offices at One Memorial Drive, Cambridge, Massachusetts 02142, and 1500 Main Street, Springfield, Massachusetts 01115, and by IBT, the Registrant's Custodian and Transfer Agent, at its principal business office at 200 Clarendon Street, Boston, Massachusetts 02116.

ITEM 29. MANAGEMENT SERVICES.

         There are no management-related service contracts not discussed in Part A or Part B.

ITEM 30. UNDERTAKINGS.

         Not Applicable.


                                     NOTICE

         A copy of the Agreement and Declaration of Trust of the Trust, as amended, is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trust by an officer of the Trust as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the relevant series of the Trust.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cambridge, The Commonwealth of Massachusetts, on the 26th day of February, 2003. THE DLB FUND GROUP

                                                 By: /s/ Frank L. Tarantino
                                                 ------------------------------
                                                 Name: Frank L. Tarantino
                                                       Title: President

         Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement of The DLB Fund Group has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                     TITLE                            DATE
---------                     -----                            ----

/s/ FRANK L. TARANTINO        President and                    February 26, 2003
------------------------      Principal Executive Officer
Frank L. Tarantino

/s/ DEANNE B. DUPONT          Treasurer; Principal Financial   February 26, 2003
------------------------      Officer; Principal Accounting
DeAnne B. Dupont              Officer

/s/ KEVIN M. MCCLINTOCK*      Trustee                          February 26, 2003
------------------------
Kevin M. McClintock

/s/ RICHARD A. NENNEMAN*      Trustee                          February 26, 2003
------------------------
Richard A. Nenneman

/s/ RICHARD J. PHELPS*        Trustee                          February 26, 2003
------------------------
Richard J. Phelps

/s/ STEVEN A. KANDARIAN*      Trustee                          February 26, 2003
------------------------
Steven A. Kandarian

/s/ NABIL N. EL-HAGE*         Trustee                          February 26, 2003
------------------------
Nabil N. El-Hage


*By: /s/ FRANK L. TARANTINO
     ----------------------
     Frank L. Tarantino
      Attorney-In-Fact
      February 26, 2003

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.    Description of Exhibit
-----------    ----------------------
(a)(13)        Amendment No. 12 to the Agreement and Declaration of Trust

(a)(14)        Amendment No. 13 to the Agreement and Declaration of Trust

(d)(19) Form of Sub-Advisory Agreement between the Manager and First State Investments International Limited relating to the DLB International Fund

(d)(20) Form of Sub-Advisory Agreement between the Manager and First State Investments International Limited relating to the DLB Emerging Markets Fund

j              Consent of Auditors

(o)(4)         Power of Attorney for Nabil N. El-Hage

(p)(4)         Personal Dealing Policy of First State Investments International
               Limited